UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-06243

Franklin Strategic Series
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2015

Franklin Strategic Series

Franklin Flex Cap Growth Fund
Franklin Focused Core Equity Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Economic and Market Overview	3
Franklin Flex Cap Growth Fund	4
Franklin Focused Core Equity Fund	12
Franklin Growth Opportunities Fund	20
Franklin Small Cap Growth Fund	28
Franklin Small-Mid Cap Growth Fund	36
Financial Highlights and Statements of Investments	44
Financial Statements	85
Notes to Financial Statements	94
Shareholder Information	110

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The U.S. economy improved during the six months under review. Growth strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending. In contrast, non-manufacturing activities strengthened. The unemployment rate declined to 5.0% at period-end, the lowest level in more than seven years.1 Housing market data were mixed as existing home sales and prices rose, while new home sales slowed and mortgage rates edged higher. Retail sales grew modestly, driven by automobile and auto component sales. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the six-month period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would continue to monitor developments domestically and abroad.

Although U.S. stock markets experienced sell-offs at times during the period, investor confidence generally grew as corporate profits remained healthy, the Fed kept its target interest rate low, the eurozone economy improved, China implemented more stimulus measures and Greece reached an agreement with its creditors. Toward period-end, U.S. stocks rallied amid easing concerns about China’s economy and increased optimism that certain central banks might introduce additional stimulus measures. In this environment, the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a small, positive total return. Large capitalization growth stocks, as measured by the Russell 1000® Growth Index, made a gain, while small capitalization growth stocks, as measured by the Russell 2000® Growth Index, registered a loss.

The foregoing information reflects our analysis and opinions as of October 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.

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Franklin Flex Cap Growth Fund

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +0.78% cumulative total return. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +1.99% total return.1 Also in comparison, the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, produced a +2.48% total return.1 Additionally, the Fund’s broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market, posted a +0.77% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 49.

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Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Apple Inc.	3.7%
Technology Hardware & Equipment
Alphabet Inc., C	3.6%
Software & Services
Facebook Inc., A	3.6%
Software & Services
MasterCard Inc., A	3.5%
Software & Services
Allergan PLC	3.2%
Pharmaceuticals, Biotechnology & Life Sciences
Amazon.com Inc.	3.2%
Retailing
Celgene Corp.	3.0%
Pharmaceuticals, Biotechnology & Life Sciences
NXP Semiconductors NV (Netherlands)	2.7%
Semiconductors & Semiconductor Equipment
Visa Inc., A	2.7%
Software & Services
NIKE Inc., B	2.6%
Consumer Durables & Apparel

potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, relative to the Russell 3000® Growth Index, major contributors to performance included stock selection in the consumer discretionary sector and stock selection and an underweighting in the materials sector.2

In consumer discretionary, top performers included footwear, apparel and equipment manufacturer NIKE, aftermarket parts and accessories retailer Advance Auto Parts and online retail shopping service provider Amazon.com. We feel that NIKE is exposed to the best secular growth area in the apparel industry and is a leader in the growing athletic category. In our view, it has a proven category strategy driven by innovation and marketing that has worked tremendously in the U.S. and is now being replicated across the globe. Advance Auto Parts reported solid second-quarter results and positive long-term earnings projections, which could indicate strong earnings acceleration in the coming years, in our opinion. Amazon reported strong, sustained revenue growth in core domestic retail, including Amazon Prime customers, and better-than-expected profits for its new Amazon Web Services cloud computing business. Additionally, the company improved its fixed and variable costs through lower shipping expenses, better utilization of fulfillment centers and growing use of third-party sellers.

Within materials, our holding in specialty materials and chemicals company Cytec Industries contributed to relative returns.3,4 Cytec shares performed well due to an announced acquisition by Belgium-based Solvay at a premium to Cytec’s share price.

Outside these sectors, another notable contributor was global specialty pharmaceutical firm Allergan PLC. Actavis acquired Allergan Inc. and quickly integrated the new company, renamed Allergan, announced a divestiture of its generic business to Teva Pharmaceutical Industries at a favorable price and became an acquisition target for Pfizer.

In contrast, stock selection and an overweighting in the health care sector, and stock selection in the industrials sector, detracted from the Fund’s relative performance.5

In health care, our positions in multinational specialty pharmaceutical company Valeant Pharmaceuticals International3,4 and health care service provider Envision Healthcare Holdings hurt relative performance. Valeant’s aggressive business model has been challenged due to a high debt load from mergers and acquisitions, aggressive price increases and the use of alternative pharmacy distribution programs. Envision’s stock fell when the company missed its third-quarter earnings estimate resulting from underperforming contracts that led to lower revenue and higher labor costs, which pressured margins. We believed these were short-term, transient operational issues that can be fixed and the stock’s sharp decline was unwarranted.

In the industrials sector, Spirit Airlines hampered the Fund when the company’s fares came under pressure as American Airlines and Southwest Airlines added capacity in some of their core markets. In our analysis, this pressure could continue into 2016, but over the long term we expect Spirit’s low-cost advantage could lead to profitable growth for several years.

2. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.
3. Not part of the index.
4. No longer held at period-end.
5. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLEX CAP GROWTH FUND

Other key individual detractors included our positions in mixed-signal and standard semiconductor manufacturer NXP Semiconductors3 and asset management company Affiliated Managers Group (AMG). NXP shares declined as the company reported disappointing revenue and earnings guidance for the fourth quarter. Additionally, most semiconductor stocks came under pressure during the period as investors grew increasingly concerned about weakening end-market demand. NXP is expected to close its merger with Freescale Semiconductor before the end of 2015, and we believe the combined entity should have superior growth, profitability and shareholder return prospects over the longer term. AMG shares fell due to a drop in assets under management driven by lower global equity markets, slightly weaker quarterly flows, less optimism for performance fee accruals, and sector-wide price-earnings multiple compression (when stock prices move down despite higher earnings).

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEX CAP GROWTH FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15	Change
A (FKCGX)	$51.96	$51.56	+$0.40
C (FCIIX)	$43.27	$43.10	+$0.17
R (FRCGX)	$49.54	$49.22	+$0.32
R6 (FFCRX)	$54.21	$53.67	+$0.54
Advisor (FKCAX)	$53.87	$53.38	+$0.49

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PERFORMANCE SUMMARY

Performance as of 10/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A					0.94%
6-Month	+0.78%	-5.03%	$9,497
1-Year	+5.84%	-0.25%	$9,975	-3.16%
5-Year	+72.70%	+10.23%	$16,277	+9.60%
10-Year	+107.96%	+6.96%	$19,602	+6.18%
C					1.69%
6-Month	+0.39%	-0.61%	$9,939
1-Year	+5.06%	+4.20%	$10,420	+1.18%
5-Year	+66.41%	+10.72%	$16,641	+10.08%
10-Year	+93.01%	+6.80%	$19,301	+6.02%
R					1.19%
6-Month	+0.65%	+0.65%	$10,065
1-Year	+5.56%	+5.56%	$10,556	+2.49%
5-Year	+70.59%	+11.27%	$17,059	+10.63%
10-Year	+102.85%	+7.33%	$20,285	+6.55%
R6					0.48%
6-Month	+1.01%	+1.01%	$10,101
1-Year	+6.30%	+6.30%	$10,630	+3.22%
Since Inception (5/1/13)	+43.30%	+15.47%	$14,330	+13.32%
Advisor					0.69%
6-Month	+0.92%	+0.92%	$10,092
1-Year	+6.09%	+6.09%	$10,609	+2.99%
5-Year	+74.94%	+11.83%	$17,494	+11.19%
10-Year	+113.28%	+7.87%	$21,328	+7.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FLEX CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FLEX CAP GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$1,007.80	$4.74
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77
C
Actual	$1,000	$1,003.90	$8.51
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.57
R
Actual	$1,000	$1,006.50	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$6.04
R6
Actual	$1,000	$1,010.10	$2.43
Hypothetical (5% return before expenses)	$1,000	$1,022.72	$2.44
Advisor
Actual	$1,000	$1,009.20	$3.48
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.51

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.94%;
C: 1.69%; R: 1.19%; R6: 0.48%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Semiannual Report 11

Franklin Focused Core Equity Fund

This semiannual report for Franklin Focused Core Equity Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500®).

Performance Overview

For the six months under review, the Fund’s Class A shares had a -4.64% cumulative total return. In comparison, the S&P 500, which tracks the broad U.S. stock market, posted a +0.77% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the six months under review, contributors to the Fund’s absolute performance included holdings in the information technology (IT) and financials sectors.

In the IT sector, top performers included Alphabet (formerly, Google) and Microsoft. Alphabet generated robust third-quarter revenue growth, driven by YouTube and mobile search. Additionally, the company announced a share buyback in each of the last three quarterly reports and delivered, or agreed to deliver, on three key factors that concerned investors: expense management, transparency and capital returns. Thus far, we have seen lower expense growth and stable profit margins. In October, the company completed the previously announced restructuring of what was formerly Google into Alphabet, a holding company for smaller companies, including Google, which would remain focused on Internet products. Alphabet

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 57.

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FRANKLIN FOCUSED CORE EQUITY FUND

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Allergan PLC	7.2%
Health Care
Microsoft Corp.	4.5%
Information Technology
QUALCOMM Inc.	4.5%
Information Technology
The Hartford Financial Services Group Inc.	4.2%
Financials
Genesee & Wyoming Inc.	3.4%
Industrials
Adobe Systems Inc.	3.4%
Information Technology
Towers Watson & Co.	3.3%
Industrials
The Charles Schwab Corp.	3.3%
Financials
Equinix Inc.	3.2%
Financials
Sanofi, ADR	3.2%
Health Care

also committed to giving investors visibility into the profitability and capital spending of the core advertising businesses as a whole, as well as the investment and capital spending related to earlier stage businesses and longer term research and development products. Microsoft is the world’s largest provider of document productivity software and value-oriented data-center software, as well as a dominant provider of personal computer (PC) software. Over the past six months, investors became increasingly enthusiastic about Microsoft’s shift to the cloud. We believe that Microsoft’s Office and data-center software franchises became more valuable as a result of the cloud transition the company began executing, and we were impressed with the company’s strategy to reignite growth in the mature PC market.

The financials sector’s performance was driven largely by Equinix and The Hartford Financial Services Group. Equinix is a global data-center company that offers colocation and interconnection services to network providers, cloud service providers and enterprises. The company’s growth accelerated as customers took advantage of different cloud infrastructures. As the data-center industry continued to consolidate, new supply buildout became more disciplined, resulting in pricing stability. Equinix’s large global footprint created significant barriers to entry, which we believe allowed the company to benefit from attractive industry trends. The Hartford’s share price appreciated due to increased market speculation about mergers and acquisitions in the property-casualty insurance industry, following the July announcement of a definitive agreement wherein ACE would acquire Chubb. Additionally, many investors seemed to see the strategic value in Hartford’s platform, which is a combination of small-market and middle-market insurance products for businesses and for individuals.

Another key contributor was global specialty pharmaceutical firm Allergan PLC. Actavis acquired Allergan Inc. and quickly integrated the new company, renamed Allergan, announced a divestiture of its generic business to Teva Pharmaceutical Industries at a favorable price and became an acquisition target for Pfizer.

In contrast, key detractors from the Fund’s absolute performance included holdings in the health care, materials and energy sectors.

In health care, the share price decline of multinational specialty pharmaceutical company Valeant Pharmaceuticals International more than offset the solid performance of other holdings. Valeant’s aggressive business model has been challenged due to a high debt load from mergers and acquisitions, aggressive price increases and the use of alternative pharmacy distribution programs.

In the materials sector, chemicals and building products manufacturer Axiall’s share price fell amid continued price weakness in caustic soda, one of the company’s key product lines. North America’s and South America’s caustic soda demand weakened because of excess supply. In addition, the global energy price decline allowed non-U.S.-based producers to become more cost-competitive, further pressuring prices. As a result, caustic soda prices experienced a double-digit percentage annual decline, contributing to Axiall’s negative earnings estimate revisions.

In the energy sector, shares of oil and gas explorer and producer Anadarko Petroleum fell during the period as crude oil prices plunged to multi-year lows after a second-quarter rebound. This decline led to market expectations for lower crude oil prices for a longer period and impacted many investors’ time horizon for a price recovery. Furthermore, weak crude oil prices negatively

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Semiannual Report 13

FRANKLIN FOCUSED CORE EQUITY FUND

affected liquid natural gas (LNG) prices and the value of Anadarko’s Mozambique LNG project, which is still several years away from production. Further hurting Anadarko’s shares was a sell-off in midstream master limited partnership stocks, including the company’s subsidiary, Western Gas Equity Partners, LP (WGP), resulting from investors’ perception of a lack of capital funding options and fears that interest rate increases would hinder yield-oriented investments. Anadarko had sold some of its interest in WGP and planned to do so again. In our view, Anadarko remains a resource-rich company with strong onshore U.S. shale exposure and reserve, as well as international offshore assets. The company has reduced spending to within its cash flow and has a sizable amount of cash on its balance sheet.

Other key individual detractors included Netherlands-based multinational cable and telecommunications company Altice and global freight railroad operator Genesee & Wyoming. Altice’s announced deal to acquire U.S.-based Cablevision was not well received by investors, who expressed concerns about the purchase price and the deal synergies that Altice used in its financing assumptions. Furthermore, the high yield market’s weakness in the late summer and early fall contributed to share price declines of highly leveraged companies such as Altice. Investors seemed to question the sustainability of Altice’s rollup strategy, which is dependent on debt to fund the transactions. Low natural gas and iron ore prices affected Genesee & Wyoming’s shipment volume. In our analysis, the company’s strategy to reduce resources dedicated to transporting these commodities and redeploying them into business areas that are experiencing better demand could lead to better corporate results in 2016.

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FOCUSED CORE EQUITY FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FCEQX)	$14.58	$15.29	-$	0.71
C (FCEDX)	$14.00	$14.73	-$	0.73
R (FCERX)	$14.43	$15.15	-$	0.72
R6 (FEFCX)	$14.77	$15.46	-$	0.69
Advisor (FCEZX)	$14.75	$15.44	-$	0.69

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Semiannual Report 15

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PERFORMANCE SUMMARY

Performance as of 10/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

			Value of	Average Annual	Total Annual
	Cumulative	Average Annual	$10,000	Total Return	Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(9/30/15)[5]	(with waiver)	(without waiver)
A					1.25%	1.50%
6-Month	-4.64%	-10.11%	$8,989
1-Year	+2.81%	-3.08%	$9,692	-6.49%
5-Year	+82.18%	+11.41%	$17,166	+10.72%
Since Inception (12/13/07)	+67.46%	+5.96%	$15,783	+5.30%
C					2.00%	2.25%
6-Month	-4.96%	-5.91%	$9,409
1-Year	+2.18%	+1.18%	$10,118	-2.43%
5-Year	+76.30%	+12.01%	$17,630	+11.30%
Since Inception (12/13/07)	+58.52%	+6.02%	$15,852	+5.36%
R					1.50%	1.75%
6-Month	-4.75%	-4.75%	$9,525
1-Year	+2.62%	+2.62%	$10,262	-1.00%
5-Year	+80.52%	+12.54%	$18,052	+11.83%
Since Inception (12/13/07)	+64.47%	+6.51%	$16,447	+5.85%
R6					0.85%	1.10%
6-Month	-4.46%	-4.46%	$9,554
1-Year	+3.25%	+3.25%	$10,325	-0.37%
Since Inception (5/1/13)	+46.26%	+16.42%	$14,626	+14.44%
Advisor					1.00%	1.25%
6-Month	-4.47%	-4.47%	$9,553
1-Year	+3.13%	+3.13%	$10,313	-0.49%
5-Year	+84.91%	+13.08%	$18,491	+12.39%
Since Inception (12/13/07)	+71.23%	+7.06%	$17,123	+6.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 17

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$953.60	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.29
C
Actual	$1,000	$950.40	$9.66
Hypothetical (5% return before expenses)	$1,000	$1,015.23	$9.98
R
Actual	$1,000	$952.50	$7.21
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.46
R6
Actual	$1,000	$955.40	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,020.91	$4.27
Advisor
Actual	$1,000	$955.30	$4.77
Hypothetical (5% return before expenses)	$1,000	$1,020.26	$4.93

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.24%;
C: 1.97%; R: 1.47%; R6: 0.84%; and Advisor: 0.97%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Semiannual Report 19

Franklin Growth Opportunities Fund

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +0.45% cumulative total return. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +1.99% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market, produced a +0.77% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the Russell 3000® Growth Index included stock selection in the information technology (IT) and consumer discretionary sectors. In IT, our position in Facebook helped relative results. The social networking service and website company continued to surpass analyst expectations as it reported strong second-quarter local currency advertising revenue growth with a solid high profit margin. We believe the company’s rollout of advertisements on Instagram and video on

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 64.

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FRANKLIN GROWTH OPPORTUNITIES FUND

its core platform could drive incremental growth. Facebook continued to have a strong and engaged user base, especially on mobile devices, its largest advertisement revenue source. Advertising dollars, especially those related to brand advertising, are shifting from television to Facebook as advertisers follow their audience and are achieving positive measurable returns on the platform.

In the consumer discretionary sector, our positions in online retail shopping service provider Amazon.com, coffee and tea manufacturer and retailer Starbucks, and apparel and footwear manufacturer Under Armour supported the Fund’s relative performance. Amazon reported strong, sustained revenue growth in core domestic retail, including Amazon Prime customers, and better-than-expected profits for its new Amazon Web Services cloud computing business. Additionally, the company improved its fixed and variable costs through lower shipping expenses, better utilization of fulfillment centers and growing use of third-party sellers. Starbucks outperformed the index and the overall restaurant industry as the company reported strong sales growth and modest margin expansion for its fiscal year ended September 27, 2015. The company generated robust sales growth in all regions, particularly in the U.S., where comparative store sales were driven by newly introduced beverages and increased tea and food sales. Starbucks continued to open new stores domestically and internationally, with more than 1,600 net new stores in fiscal year 2015. Under Armour continued to generate strong sales momentum around the world with recent innovations that were well received by consumers. The company gained market share as it drove category growth, while showing improved profitability in international markets. In our view, Under Armour continued to have potential for long-term growth.

Another key individual contributor was our position in Celgene, which discovers, develops and sells therapies for treating cancer and immunological diseases. Its acquisition of Receptos provided Celgene with a new, strong pipeline product, Ozanimod, which is being developed for the treatment of inflammatory bowel disease and multiple sclerosis. An enhanced inflammation and immunology portfolio led Celgene to raise its long-term revenue and earnings guidance.

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Alphabet Inc., A & C	4.5%
Information Technology
Allergan PLC	4.1%
Health Care
Amazon.com Inc.	3.9%
Consumer Discretionary
Celgene Corp.	3.8%
Health Care
MasterCard Inc., A	3.8%
Information Technology
Apple Inc.	3.1%
Information Technology
Facebook Inc., A	3.1%
Information Technology
SBA Communications Corp.	3.0%
Telecommunication Services
Visa Inc., A	2.9%
Information Technology
Gilead Sciences Inc.	2.6%
Health Care

In contrast, key detractors from the Fund’s relative performance included stock selection in the health care and industrials sectors. In health care, our positions in multinational specialty pharmaceutical company Valeant Pharmaceuticals International2,3 and health care services provider Envision Healthcare Holdings hurt relative results. Valeant’s aggressive business model has been challenged due to a high debt load from mergers and acquisitions, aggressive price increases and the use of alternative pharmacy distribution programs. Envision’s stock fell when the company missed its third-quarter earnings estimate resulting from underperforming contracts that led to lower revenue and higher labor costs, which pressured margins. We believed these were short-term, transient operational issues that can be fixed and the stock’s sharp decline was unwarranted.

In the industrials sector, our position in geospatial information product and service provider DigitalGlobe hindered performance.3 The commercial side of DigitalGlobe’s business has been struggling recently, while the defense side has been

2. No longer held at period-end.
3. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

experiencing stable growth. The commercial side has been trying to expand into the most troubled markets and sectors, such as Russia, energy and agriculture. We remained confident that the company’s new, higher resolution capabilities can drive acceleration in growth later next year.

Other key individual detractors included our positions in Netherlands-based mixed-signal and standard semiconductor manufacturer NXP Semiconductors3 and oil and gas explorer and producer Anadarko Petroleum. NXP shares declined as the company reported disappointing revenue and earnings guidance for the fourth quarter. Additionally, most semiconductor stocks came under pressure during the period as investors grew increasingly concerned about weakening end-market demand. NXP is expected to close its merger with Freescale Semiconductor before the end of 2015, and we believe the combined entity should have superior growth, profitability and shareholder return prospects over the longer term. Anadarko’s shares fell as crude oil prices plunged to multi-year lows after a second-quarter rebound. This decline led to market expectations for lower crude oil prices for a longer period and impacted many investors’ time horizon for a price recovery. Furthermore, weak crude oil prices negatively affected liquid natural gas (LNG) prices and the value of Anadarko’s Mozambique LNG project, which is still several years away from production. Further hurting Anadarko’s shares was a sell-off in midstream master limited partnership stocks, including the company’s subsidiary, Western Gas Equity Partners, LP (WGP), resulting from investors’ perception of a lack of capital funding options and fears that interest rate increases would hinder yield-oriented investments. Anadarko had sold some of its interest in WGP and planned to do so again. In our view, Anadarko remains a resource-rich company with strong onshore U.S. shale exposure and reserve, as well as international offshore assets. The company has reduced spending to within its cash flow and has sizable cash on its balance sheet.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15	Change
A (FGRAX)	$33.28	$33.13	+$0.15
C (FKACX)	$29.30	$29.27	+$0.03
R (FKARX)	$32.22	$32.10	+$0.12
R6 (FOPPX)	$35.34	$35.09	+$0.25
Advisor (FRAAX)	$35.17	$34.96	+$0.21

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PERFORMANCE SUMMARY

Performance as of 10/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A					1.13%
6-Month	+0.45%	-5.32%	$9,468
1-Year	+8.07%	+1.85%	$10,185	-1.90%
5-Year	+88.70%	+12.21%	$17,788	+11.36%
10-Year	+149.35%	+8.92%	$23,503	+8.22%
C					1.88%
6-Month	+0.10%	-0.90%	$9,910
1-Year	+7.31%	+6.31%	$10,631	+2.37%
5-Year	+82.15%	+12.74%	$18,215	+11.90%
10-Year	+132.20%	+8.79%	$23,220	+8.09%
R					1.38%
6-Month	+0.37%	+0.37%	$10,037
1-Year	+7.85%	+7.85%	$10,785	+3.87%
5-Year	+86.68%	+13.30%	$18,668	+12.45%
10-Year	+144.12%	+9.34%	$24,412	+8.64%
R6					0.68%
6-Month	+0.71%	+0.71%	$10,071
1-Year	+8.59%	+8.59%	$10,859	+4.57%
Since Inception (5/1/13)	+47.83%	+16.91%	$14,783	+14.41%
Advisor					0.88%
6-Month	+0.60%	+0.60%	$10,060
1-Year	+8.39%	+8.39%	$10,839	+4.39%
5-Year	+91.43%	+13.87%	$19,143	+13.02%
10-Year	+156.74%	+9.89%	$25,674	+9.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GROWTH OPPORTUNITIES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 25

FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$1,004.50	$5.49
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.53
C
Actual	$1,000	$1,001.00	$9.15
Hypothetical (5% return before expenses)	$1,000	$1,015.99	$9.22
R
Actual	$1,000	$1,003.70	$6.65
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.70
R6
Actual	$1,000	$1,007.10	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30
Advisor
Actual	$1,000	$1,006.00	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%;
C: 1.82%; R: 1.32%; R6: 0.65%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Semiannual Report 27

Franklin Small Cap Growth Fund

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2015. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

For the six months under review, the Fund’s Class A shares had a cumulative total return of -8.71%. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with higher price-to-book ratios and higher forecasted growth values, had a -3.47% total return.2 The Standard & Poor’s 500 Index, which tracks the broad U.S. stock market, produced a +0.77% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 31.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio detracted from absolute performance. Relative to the Russell 2000® Growth Index, stock selection and an overweighting in the information technology sector contributed to performance. In this sector, our position in cloud

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.
2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 72.

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FRANKLIN SMALL CAP GROWTH FUND

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Grand Canyon Education Inc.	1.7%
Consumer Discretionary
Demandware Inc.	1.7%
Information Technology
ViaSat Inc.	1.6%
Information Technology
Callidus Software Inc.	1.6%
Information Technology
2U Inc.	1.6%
Consumer Discretionary
The Advisory Board Co.	1.5%
Industrials
HomeAway Inc.	1.5%
Information Technology
Revance Therapeutics Inc.	1.5%
Health Care
Bottomline Technologies Inc.	1.5%
Information Technology
Intersil Corp., A	1.5%
Information Technology

software provider Callidus Software was a major contributor. Callidus experienced accelerating growth of Software as a Service (SaaS) revenues and profitability due to an efficient salesforce. The company’s “Lead to Money” as a suite approach seemed to gain traction against single-product “best of breed” vendors.

Other key individual contributors included health care holdings such as specialty biopharmaceutical company Revance Therapeutics and polymer pharmaceutical technology firm Heron Therapeutics. Revance announced positive phase II data comparing its injectable botulinum toxin to a placebo and Allergan’s Botox, giving investors a reason to believe its product will have regulatory and commercial success. Heron’s share price made a triple-digit percentage gain as investors perceived a strong potential for future earnings growth, sparked by the company’s innovation in drug delivery technology.

In contrast, several sectors hampered the Fund’s relative performance. Significant detractors included stock selection in health care as well as stock selection and an overweighting in consumer discretionary.

Within health care, medical device manufacturer Spectranetics and biological research equipment provider Fluidigm hurt relative results. Shares of Spectranetics declined as the company faced increased competition from Medtronic and Boston Scientific in the U.S. peripheral artery disease market. Still, we expect Spectranetics to launch a competitive product within 18 months that could lead to sales growth and a stock recovery. Although Fluidigm shares rose in October after the company reported positive third-quarter earnings results, the stock declined for the period due to a large net loss in revenues during the second quarter. We believed key personnel changes and a reorganized sales force should stabilize Fluidigm’s near-term performance and position it for growth in 2016 and beyond.

In consumer discretionary, educational technology company 2U detracted after a short-selling firm published a negative note on the company that adversely impacted its stock. However, third-quarter revenue growth, margins and strategic updates as well as initial 2016 guidance were all positive. In our analysis, 2U is a best-in-class, SaaS-like company with an attractive revenue growth profile compared with its peers.

Another key individual detractor was our position in geospatial information product and service provider DigitalGlobe (not an index component). The commercial side of DigitalGlobe’s business has been struggling recently, while the defense side has been experiencing stable growth. The commercial side has been trying to expand into the most troubled markets and sectors, such as Russia, energy and agriculture. We remained confident that the company’s new, higher resolution capabilities can drive acceleration in growth later next year.

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Semiannual Report 29

FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FSGRX)	$17.19	$18.83	-$	1.64
C (FCSGX)	$14.88	$16.36	-$	1.48
R (FSSRX)	$16.52	$18.11	-$	1.59
R6 (FSMLX)	$18.32	$20.02	-$	1.70
Advisor (FSSAX)	$18.23	$19.94	-$	1.71

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 10/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A					1.12%
6-Month	-8.71%	-13.96%	$8,604
1-Year	-3.17%	-8.72%	$9,128	-8.41%
5-Year	+83.11%	+11.53%	$17,259	+12.02%
10-Year	+127.06%	+7.91%	$21,401	+6.98%
C					1.87%
6-Month	-9.05%	-9.96%	$9,004
1-Year	-3.83%	-4.74%	$9,526	-4.47%
5-Year	+76.70%	+12.06%	$17,670	+12.54%
10-Year	+111.32%	+7.77%	$21,132	+6.84%
R					1.37%
6-Month	-8.78%	-8.78%	$9,122
1-Year	-3.35%	-3.35%	$9,665	-3.04%
5-Year	+81.33%	+12.64%	$18,133	+13.11%
10-Year	+122.34%	+8.32%	$22,234	+7.38%
R6					0.66%
6-Month	-8.49%	-8.49%	$9,151
1-Year	-2.67%	-2.67%	$9,733	-2.32%
Since Inception (5/1/13)	+35.34%	+12.86%	$13,534	+11.50%
Advisor					0.87%
6-Month	-8.58%	-8.58%	$9,142
1-Year	-2.89%	-2.89%	$9,711	-2.60%
5-Year	+85.86%	+13.20%	$18,586	+13.67%
10-Year	+133.59%	+8.85%	$23,359	+7.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than
Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN SMALL CAP GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$912.90	$5.19
Hypothetical (5% return before expenses)	$1,000	$1,019.71	$5.48
C
Actual	$1,000	$909.50	$8.74
Hypothetical (5% return before expenses)	$1,000	$1,015.99	$9.22
R
Actual	$1,000	$912.20	$6.34
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.70
R6
Actual	$1,000	$915.10	$2.98
Hypothetical (5% return before expenses)	$1,000	$1,022.02	$3.15
Advisor
Actual	$1,000	$914.20	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.08%;
C: 1.82%; R: 1.32%; R6: 0.62%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Semiannual Report 35

Franklin Small-Mid Cap Growth Fund

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance Overview

For the six months under review, the Fund’s Class A shares had a -5.19% cumulative total return. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values, had a -2.63% total return.2 Also in comparison, the Standard & Poor’s 500 Index, which tracks the broad U.S. stock market, produced a +0.77% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 39.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the Russell Midcap® Index included stock selection in the materials sector and an overweighting in the information technology (IT) sector. In materials, specialty materials and chemicals company Cytec Industries supported relative results.3 Cytec shares performed well due to an announced acquisition by Belgium-based Solvay at a premium to Cytec’s share price.

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. No longer held at period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 81.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Roper Technologies Inc.	1.8%
Industrials
Electronic Arts Inc.	1.8%
Information Technology
Constellation Brands Inc., A	1.6%
Consumer Staples
AMETEK Inc.	1.6%
Industrials
Towers Watson & Co.	1.5%
Industrials
Concho Resources Inc.	1.5%
Energy
Intercontinental Exchange Inc.	1.5%
Financials
L Brands Inc.	1.5%
Consumer Discretionary
NXP Semiconductors NV (Netherlands)	1.5%
Information Technology
Monster Beverage Corp.	1.4%
Consumer Staples

In the IT sector, Solera Holdings3 and Electronic Arts contributed to relative performance. Solera, in our view, had significant strategic value as an increasingly important data services provider to the global auto insurance, maintenance and repair markets. The company announced in August that it was exploring a variety of strategic alternatives and had formed a special committee as part of the process. Subsequently, the company announced in September that it had reached an agreement to be acquired by Vista Equity Partners for a 53% premium over its closing share price on August 3. Under new management, video game company Electronic Arts experienced improved game quality and expanded margins. The company also benefited from excitement about an upcoming Star Wars game and a new movie.

Other key individual contributors to the Fund’s relative performance included HCA Holdings,3 a medical facilities operator, and Revance Therapeutics,4 a specialty biopharmaceutical company. We sold our HCA position in the summer when HCA shares were relatively strong, after the U.S. Supreme Court’s favorable ruling on the Affordable Care Act. We were concerned about slowdowns in revenue and earnings growth going into 2016 because of declining annual health care benefits resulting from the Affordable Care Act. Our concerns materialized and HCA’s share price subsequently declined, leading to outperformance for the Fund relative to its benchmark. Revance announced positive phase II data comparing its injectable botulinum toxin to a placebo and Allergan’s Botox, giving investors a reason to believe its product will have regulatory and commercial success.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrials, health care and consumer discretionary sectors. In the industrials sector, Spirit Airlines3 and geospatial information product and service provider DigitalGlobe4 hindered performance. Spirit Airlines shares declined when the company’s fares came under pressure as American Airlines and Southwest Airlines added capacity in some of their core markets. The commercial side of DigitalGlobe’s business has been struggling recently, while the defense side has been experiencing stable growth. The commercial side has been trying to expand into the most troubled markets and sectors, such as Russia, energy and agriculture. We remained confident that the company’s new, higher resolution capabilities can drive acceleration in growth later next year.

In the health care sector, investor concerns about the specialty pharmaceutical industry affected shares of many companies, including Impax Laboratories.4 Its share price declined although the company resolved its manufacturing issues, successfully launched its new Parkinson’s disease drug Rytarry and quickly integrated a recent acquisition.

In consumer discretionary, educational technology company 2U detracted after a short-selling firm published a negative note on the company that negatively impacted its stock.4 However, third-quarter revenue growth, margins and strategic updates as well as initial 2016 guidance were all positive. In our analysis, 2U is a best-in-class, Software as a Service-like company with an attractive revenue growth profile compared with its peers.

Another key individual detractor was fresh and refrigerated pet food manufacturer and distributor Freshpet.4 Management’s underappreciation for the lack of visibility in company-owned refrigerator growth has derailed our original thesis regarding a sustainable long-term growth rate of more than 30%, and management’s consistent inability to manage expectations raised questions about leadership quality. Although forecasting the company’s correct growth rate and profitability path remained challenging, we continued to see strong growth prospects as

4. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Freshpet’s unique product concept positions the company to potentially benefit from the upward trends in pet humanization and health and wellness.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FRSGX)	$36.39	$38.38	-$	1.99
C (FRSIX)	$28.75	$30.43	-$	1.68
R (FSMRX)	$34.26	$36.18	-$	1.92
R6 (FMGGX)	$39.00	$41.04	-$	2.04
Advisor (FSGAX)	$38.76	$40.83	-$	2.07

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FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 10/31/151

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A					0.94%
6-Month	-5.19%	-10.63%	$8,937
1-Year	+2.33%	-3.56%	$9,644	-4.01%
5-Year	+75.97%	+10.65%	$16,587	+10.55%
10-Year	+111.71%	+7.15%	$19,955	+6.51%
C					1.69%
6-Month	-5.52%	-6.47%	$9,353
1-Year	+1.61%	+0.81%	$10,081	+0.31%
5-Year	+69.48%	+11.13%	$16,948	+11.04%
10-Year	+96.49%	+6.99%	$19,649	+6.34%
R					1.19%
6-Month	-5.31%	-5.31%	$9,469
1-Year	+2.09%	+2.09%	$10,209	+1.62%
5-Year	+73.74%	+11.68%	$17,374	+11.59%
10-Year	+106.46%	+7.52%	$20,646	+6.88%
R6					0.48%
6-Month	-4.97%	-4.97%	$9,503
1-Year	+2.81%	+2.81%	$10,281	+2.30%
Since Inception (5/1/13)	+37.58%	+13.60%	$13,758	+12.36%
Advisor					0.69%
6-Month	-5.07%	-5.07%	$9,493
1-Year	+2.59%	+2.59%	$10,259	+2.08%
5-Year	+78.18%	+12.25%	$17,818	+12.16%
10-Year	+117.17%	+8.06%	$21,717	+7.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN SMALL-MID CAP GROWTH FUND
YOUR FUND’S EXPENSES

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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42 Semiannual Report

franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$948.10	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77
C
Actual	$1,000	$944.80	$8.26
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.57
R
Actual	$1,000	$946.90	$5.82
Hypothetical (5% return before expenses)	$1,000	$1,019.15	$6.04
R6
Actual	$1,000	$950.30	$2.35
Hypothetical (5% return before expenses)	$1,000	$1,022.72	$2.44
Advisor
Actual	$1,000	$949.30	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.51

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.94%;
C: 1.69%; R: 1.19%; R6: 0.48%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

franklintempleton.com

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Semiannual Report 43

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Flex Cap Growth Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$51.56	$53.93	$51.21	$51.12	$52.42	$43.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.13)	(0.21)	(0.16)	0.04 [c]	(0.05)	(0.11)
Net realized and unrealized gains (losses)	0.53	6.87	11.51	1.69	0.67	8.98
Total from investment operations	0.40	6.66	11.35	1.73	0.62	8.87
Less distributions from:
Net investment income	—	—	—	(0.01)	—	—
Net realized gains	—	(9.03)	(8.63)	(1.63)	(1.92)	—
Total distributions	—	(9.03)	(8.63)	(1.64)	(1.92)	—
Net asset value, end of period	$51.96	$51.56	$53.93	$51.21	$51.12	$52.42

Total return[d]	0.78%	13.59%	22.31%	3.70%	1.86%	20.37%

Ratios to average net assets[e]
Expenses	0.94%[f]	0.94%[f,g]	0.97%[f,g]	0.99%	0.98%	0.98%
Net investment income (loss)	(0.49)%	(0.38)%	(0.27)%	0.09%[c]	(0.10)%	(0.23)%

Supplemental data
Net assets, end of period (000’s)	$2,213,861	$2,245,756	$2,171,053	$2,080,349	$2,094,119	$2,233,642
Portfolio turnover rate	36.35%	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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44 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$43.10	$46.79	$45.70	$46.14	$47.88	$40.08
Income from investment operations[a]:
Net investment income (loss)[b]	(0.27)	(0.53)	(0.52)	(0.29)[c]	(0.37)	(0.41)
Net realized and unrealized gains (losses)	0.44	5.87	10.24	1.48	0.55	8.21
Total from investment operations	0.17	5.34	9.72	1.19	0.18	7.80
Less distributions from net realized gains	—	(9.03)	(8.63)	(1.63)	(1.92)	—
Net asset value, end of period	$43.27	$43.10	$46.79	$45.70	$46.14	$47.88

Total return[d]	0.39%	12.76%	21.38%	2.92%	1.10%	19.46%

Ratios to average net assets[e]
Expenses	1.69%[f]	1.69%[f,g]	1.72%[f,g]	1.74%	1.73%	1.73%
Net investment income (loss)	(1.24)%	(1.13)%	(1.02)%	(0.66)%[c]	(0.85)%	(0.98)%

Supplemental data
Net assets, end of period (000’s)	$363,655	$363,532	$348,040	$298,253	$323,249	$352,282
Portfolio turnover rate	36.35%	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 45

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$49.22	$51.99	$49.74	$49.82	$51.27	$42.70
Income from investment operations[a]:
Net investment income (loss)[b]	(0.19)	(0.32)	(0.28)	(0.08)[c]	(0.16)	(0.21)
Net realized and unrealized gains (losses)	0.51	6.58	11.16	1.63	0.63	8.78
Total from investment operations	0.32	6.26	10.88	1.55	0.47	8.57
Less distributions from net realized gains	—	(9.03)	(8.63)	(1.63)	(1.92)	—
Net asset value, end of period	$49.54	$49.22	$51.99	$49.74	$49.82	$51.27

Total return[d]	0.65%	13.31%	22.01%	3.43%	1.60%	20.07%

Ratios to average net assets[e]
Expenses	1.19%[f]	1.19%[f,g]	1.22%[f,g]	1.24%	1.23%	1.23%
Net investment income (loss)	(0.74)%	(0.63)%	(0.52)%	(0.16)%[c]	(0.35)%	(0.48)%

Supplemental data
Net assets, end of period (000’s)	$37,426	$45,269	$56,274	$63,134	$76,340	$72,532
Portfolio turnover rate	36.35%	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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46 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.67	$55.54	$51.70
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.06	0.11
Net realized and unrealized gains (losses)	0.55	7.10	12.36
Total from investment operations	0.54	7.16	12.47
Less distributions from net realized gains	—	(9.03)	(8.63)
Net asset value, end of period	$54.21	$53.67	$55.54

Total return[d]	1.01%	14.12%	24.32%

Ratios to average net assets[e]
Expenses[f]	0.48%	0.48%[g]	0.48%[g]
Net investment income (loss)	(0.03)%	0.08%	0.22%

Supplemental data
Net assets, end of period (000’s)	$200,083	$295,822	$376,607
Portfolio turnover rate	36.35%	74.72%	41.08%

aFor the period May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 47

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$53.38	$55.40	$52.29	$52.12	$53.26	$44.14
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)	(0.08)	0.03	0.18 [c]	0.07	0.01
Net realized and unrealized gains (losses)	0.56	7.09	11.71	1.71	0.71	9.11
Total from investment operations	0.49	7.01	11.74	1.89	0.78	9.12
Less distributions from:
Net investment income	—	—	—	(0.09)	—	—
Net realized gains	—	(9.03)	(8.63)	(1.63)	(1.92)	—
Total distributions	—	(9.03)	(8.63)	(1.72)	(1.92)	—
Net asset value, end of period	$53.87	$53.38	$55.40	$52.29	$52.12	$53.26

Total return[d]	0.92%	13.88%	22.63%	3.94%	2.13%	20.66%

Ratios to average net assets[e]
Expenses	0.69%[f]	0.69%[f,g]	0.72%[f,g]	0.74%	0.73%	0.73%
Net investment income (loss)	(0.24)%	(0.13)%	(0.02)%[h]	0.34%[c]	0.15%	0.02%

Supplemental data
Net assets, end of period (000’s)	$367,234	$393,961	$329,671	$836,225	$1,162,624	$1,233,168
Portfolio turnover rate	36.35%	74.72%	41.08%	63.09%	49.59%	51.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.
hRatio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

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48 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Flex Cap Growth Fund
	Shares	Value
Common Stocks 97.5%
Automobiles & Components 0.7%
[a,b]Ferrari NV (Italy)	111,800	$5,638,074
[a]Tesla Motors Inc.	80,000	16,554,400
		22,192,474
Banks 3.4%
[a]Signature Bank	460,000	68,503,200
[a]SVB Financial Group	325,000	39,672,750
		108,175,950
Capital Goods 5.5%
Fortune Brands Home & Security Inc.	909,102	47,573,308
[a]HD Supply Holdings Inc.	2,000,000	59,580,000
Honeywell International Inc.	315,000	32,533,200
Roper Technologies Inc.	185,000	34,474,750
		174,161,258
Commercial & Professional Services 2.2%
[a]IHS Inc., A	325,000	38,850,500
[a]Stericycle Inc.	265,000	32,163,050
		71,013,550
Consumer Durables & Apparel 5.5%
NIKE Inc., B	625,000	81,893,750
[a]TRI Pointe Group Inc.	4,750,000	61,655,000
[a]Under Armour Inc., A	335,000	31,851,800
		175,400,550
Consumer Services 1.2%
Starbucks Corp.	625,000	39,106,250
Diversified Financials 3.0%
[a]Affiliated Managers Group Inc.	300,000	54,078,000
Intercontinental Exchange Inc.	115,000	29,026,000
[a]PRA Group Inc.	200,000	10,960,000
		94,064,000
Energy 0.9%
Cabot Oil & Gas Corp., A	675,000	14,654,250
[a]RigNet Inc.	450,000	13,500,000
		28,154,250
Food, Beverage & Tobacco 2.9%
Constellation Brands Inc., A	400,000	53,920,000
[a]Monster Beverage Corp.	275,000	37,488,000
		91,408,000
Health Care Equipment & Services 8.2%
[a]Cerner Corp.	1,000,000	66,290,000
[a,b]ConforMIS Inc.	249,700	4,886,629
[a]DexCom Inc.	200,000	16,664,000
[a]Edwards Lifesciences Corp.	165,000	25,929,750
[a]Envision Healthcare Holdings Inc.	2,050,000	57,810,000
McKesson Corp.	370,000	66,156,000
Medtronic PLC	335,000	24,763,200
		262,499,579

franklintempleton.com	Semiannual Report | 49

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Materials 1.8%
Ecolab Inc.	470,000	$56,564,500
Media 3.8%
[a,b]Charter Communications Inc., A	210,000	40,097,400
[a]IMAX Corp.	500,000	19,195,000
The Walt Disney Co.	550,000	62,557,000
		121,849,400
Pharmaceuticals, Biotechnology & Life Sciences 13.0%
[a]Allergan PLC	335,000	103,337,450
[a]Biogen Inc.	260,000	75,532,600
Bristol-Myers Squibb Co.	900,000	59,355,000
[a]Celgene Corp.	775,000	95,100,250
[a]Celldex Therapeutics Inc.	975,000	11,758,500
[a]Illumina Inc.	120,000	17,193,600
[a,b]NantKwest Inc.	257,800	3,067,820
[a,b,c]NantKwest Inc.	92,200	987,462
[a]Regeneron Pharmaceuticals Inc.	52,500	29,262,975
[a]Revance Therapeutics Inc.	475,000	18,605,750
		414,201,407
Real Estate 0.9%
Equinix Inc.	100,000	29,668,000
Retailing 8.2%
Advance Auto Parts Inc.	280,000	55,560,400
[a]Amazon.com Inc.	162,500	101,708,750
[a]The Priceline Group Inc.	54,500	79,256,080
Tractor Supply Co.	250,000	23,097,500
		259,622,730
Semiconductors & Semiconductor Equipment 5.1%
[a]Cavium Inc.	675,000	47,891,250
[a]Nanometrics Inc.	500,000	7,640,000
[a]NXP Semiconductors NV (Netherlands)	1,100,000	86,185,000
Skyworks Solutions Inc.	275,000	21,241,000
		162,957,250
Software & Services 25.3%
[a]Alphabet Inc., C	162,500	115,506,625
[a]CoStar Group Inc.	172,500	35,029,575
[a]Electronic Arts Inc.	350,000	25,224,500
[a]Ellie Mae Inc.	250,000	18,245,000
[a]Facebook Inc., A	1,125,000	114,716,250
[a]FleetCor Technologies Inc.	415,000	60,116,900
[a]LinkedIn Corp., A	160,000	38,539,200
MasterCard Inc., A	1,125,000	111,363,750
[a,b]Mobileye NV	440,000	20,028,800
[a]Paylocity Holding Corp.	656,647	22,043,640
[a]Salesforce.com Inc.	730,000	56,728,300
[a]ServiceNow Inc.	875,000	71,443,750
[a]Tyler Technologies Inc.	185,000	31,516,600
Visa Inc., A	1,100,000	85,338,000
		805,840,890

50 | Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Technology Hardware & Equipment 5.6%
Apple Inc.	975,000	$116,512,499
[a]Palo Alto Networks Inc.	320,000	51,520,000
[a,b]Pure Storage Inc., A	504,700	8,897,861
		176,930,360
Transportation 0.3%
[a]Spirit Airlines Inc.	261,595	9,710,406
Total Common Stocks (Cost $2,071,310,987)		3,103,520,804
Short Term Investments 6.9%
Money Market Funds (Cost $140,301,263) 4.4%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	140,301,263	140,301,263
[e]Investments from Cash Collateral Received for Loaned Securities 2.5%
Money Market Funds (Cost $79,743,700) 2.5%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	79,743,700	79,743,700
Total Investments (Cost $2,291,355,950) 104.4%		3,323,565,767
Other Assets, less Liabilities (4.4)%		(141,307,316)
Net Assets 100.0%		$3,182,258,451

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2015. See Note 1(c).
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the value of this security was $987,462, representing
0.03% of net assets.
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(c) regarding securities on loan.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 51

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Focused Core Equity Fund
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.29	$13.38	$10.63	$9.47	$10.35	$9.03
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	(0.01)	0.03	0.07	0.02	0.06
Net realized and unrealized gains (losses)	(0.73)	2.23	2.92	1.16	(0.31)	1.29
Total from investment operations	(0.71)	2.22	2.95	1.23	(0.29)	1.35
Less distributions from:
Net investment income	—	—	(0.07)	—	(0.11)	(0.03)
Net realized gains	—	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	—	(0.31)	(0.20)	(0.07)	(0.59)	(0.03)
Net asset value, end of period	$14.58	$15.29	$13.38	$10.63	$9.47	$10.35

Total return[c]	(4.64)%	16.84%	28.00%	13.08%	(2.17)%	14.92%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.43%	1.54%	1.73%	1.89%	1.81%	1.87%
Expenses net of waiver and payments
by affiliates	1.24%	1.28%	1.22%	1.19%	1.21%	1.10%
Net investment income (loss)	0.25%	(0.07)%	0.23%	0.76%	0.25%	0.61%

Supplemental data
Net assets, end of period (000’s)	$130,120	$92,612	$40,372	$19,029	$26,253	$14,481
Portfolio turnover rate	9.09%	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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52 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.73	$12.98	$10.36	$9.29	$10.14	$8.90
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.11)	(0.06)	0.01	(0.04)	(0.01)
Net realized and unrealized gains (losses)	(0.69)	2.17	2.84	1.13	(0.29)	1.25
Total from investment operations	(0.73)	2.06	2.78	1.14	(0.33)	1.24
Less distributions from:
Net investment income	—	—	(0.03)	—	(0.04)	—
Net realized gains	—	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	—	(0.31)	(0.16)	(0.07)	(0.52)	—
Net asset value, end of period	$14.00	$14.73	$12.98	$10.36	$9.29	$10.14

Total return[c]	(4.96)%	16.12%	26.99%	12.36%	(2.66)%	13.93%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	2.16%	2.24%	2.43%	2.59%	2.50%	2.66%
Expenses net of waiver and payments
by affiliates	1.97%	1.98%	1.92%	1.89%	1.90%	1.89%
Net investment income (loss)	(0.48)%	(0.77)%	(0.47)%	0.06%	(0.44)%	(0.18)%

Supplemental data
Net assets, end of period (000’s)	$30,109	$18,758	$6,666	$2,502	$3,265	$2,095
Portfolio turnover rate	9.09%	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 53

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.15	$13.28	$10.56	$9.43	$10.30	$9.00
Income from investment operations[a]:
Net investment income (loss)[b]	(—)[c]	(0.04)	0.01	0.05	0.02	0.03
Net realized and unrealized gains (losses)	(0.72)	2.22	2.90	1.15	(0.32)	1.28
Total from investment operations	(0.72)	2.18	2.91	1.20	(0.30)	1.31
Less distributions from:
Net investment income	—	—	(0.06)	—	(0.09)	(0.01)
Net realized gains	—	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	—	(0.31)	(0.19)	(0.07)	(0.57)	(0.01)
Net asset value, end of period	$14.43	$15.15	$13.28	$10.56	$9.43	$10.30

Total return[d]	(4.75)%	16.66%	27.70%	12.81%	(2.22)%	14.51%

Ratios to average net assets[e]
Expenses before waiver and payments
by affiliates	1.66%	1.74%	1.93%	2.09%	1.99%	2.16%
Expenses net of waiver and payments
by affiliates	1.47%	1.48%	1.42%	1.39%	1.39%	1.39%
Net investment income (loss)	0.02%[f]	(0.27)%	0.03%	0.56%	0.07%	0.32%

Supplemental data
Net assets, end of period (000’s)	$355	$169	$124	$76	$41	$27
Portfolio turnover rate	9.09%	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fRatio is calculated based on the Fund level net investment income, as reflected in the Statement of Operations, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

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54 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.46	$13.49	$10.54
Income from investment operations[b]:
Net investment income[c]	0.05	0.05	0.07
Net realized and unrealized gains (losses)	(0.74)	2.27	3.11
Total from investment operations	(0.69)	2.32	3.18
Less distributions from:
Net investment income	—	(0.04)	(0.10)
Net realized gains	—	(0.31)	(0.13)
Total distributions	—	(0.35)	(0.23)
Net asset value, end of period	$14.77	$15.46	$13.49

Total return[d]	(4.46)%	17.45%	30.43%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.03%	1.09%	2.28%
Expenses net of waiver and payments by affiliates	0.84%	0.83%	0.77%
Net investment income	0.65%	0.38%	0.68%

Supplemental data
Net assets, end of period (000’s)	$39,139	$25,739	$14
Portfolio turnover rate	9.09%	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 55

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.44	$13.48	$10.70	$9.50	$10.37	$9.06
Income from investment operations[a]:
Net investment income[b]	0.04	0.04	0.07	0.10	0.06	0.08
Net realized and unrealized gains (losses)	(0.73)	2.25	2.93	1.17	(0.32)	1.28
Total from investment operations	(0.69)	2.29	3.00	1.27	(0.26)	1.36
Less distributions from:
Net investment income	—	(0.02)	(0.09)	—	(0.13)	(0.05)
Net realized gains	—	(0.31)	(0.13)	(0.07)	(0.48)	—
Total distributions	—	(0.33)	(0.22)	(0.07)	(0.61)	(0.05)
Net asset value, end of period	$14.75	$15.44	$13.48	$10.70	$9.50	$10.37

Total return[c]	(4.47)%	17.25%	28.27%	13.46%	(1.80)%	15.08%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.16%	1.24%	1.43%	1.59%	1.49%	1.66%
Expenses net of waiver and payments
by affiliates	0.97%	0.98%	0.92%	0.89%	0.89%	0.89%
Net investment income	0.52%	0.23%	0.53%	1.06%	0.57%	0.82%

Supplemental data
Net assets, end of period (000’s)	$12,870	$9,914	$6,990	$4,347	$3,188	$1,966
Portfolio turnover rate	9.09%	25.55%	43.30%	74.50%	51.85%	63.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.

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56 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Focused Core Equity Fund
	Country	Shares	Value
Common Stocks 95.0%
Consumer Discretionary 9.1%
[a]Altice NV, A	Netherlands	257,990	$4,466,426
BorgWarner Inc.	United States	89,650	3,838,813
Twenty-First Century Fox Inc., B	United States	212,310	6,556,133
The Walt Disney Co.	United States	39,110	4,448,371
			19,309,743
Consumer Staples 2.2%
CVS Health Corp.	United States	47,470	4,689,087
Energy 7.6%
Anadarko Petroleum Corp.	United States	75,390	5,042,083
Pioneer Natural Resources Co.	United States	44,180	6,058,846
Schlumberger Ltd.	United States	64,970	5,078,055
			16,178,984
Financials 25.5%
BlackRock Inc.	United States	14,617	5,144,746
[a]CBRE Group Inc.	United States	158,950	5,925,656
The Charles Schwab Corp.	United States	228,880	6,985,418
Citigroup Inc.	United States	97,820	5,201,089
Discover Financial Services	United States	72,360	4,068,079
Equinix Inc.	United States	23,100	6,853,308
The Hartford Financial Services Group Inc.	United States	195,090	9,024,863
JPMorgan Chase & Co.	United States	82,323	5,289,253
LPL Financial Holdings Inc.	United States	133,070	5,668,782
			54,161,194
Health Care 15.0%
Aetna Inc.	United States	49,370	5,666,689
[a]Allergan PLC	United States	49,314	15,211,889
Sanofi, ADR	France	134,754	6,783,516
[a]Valeant Pharmaceuticals International Inc.	United States	44,480	4,170,890
			31,832,984
Industrials 11.1%
The ADT Corp.	United States	158,420	5,234,197
FedEx Corp.	United States	12,340	1,925,657
[a]Genesee & Wyoming Inc.	United States	106,380	7,138,098
Precision Castparts Corp.	United States	10,230	2,361,186
Towers Watson & Co.	United States	56,810	7,019,444
			23,678,582
Information Technology 21.6%
[a]Adobe Systems Inc.	United States	80,460	7,133,584
[a]Alphabet Inc., A	United States	4,560	3,362,498
[a]Alphabet Inc., C	United States	4,770	3,390,564
[a]First Data Corp., A	United States	31,580	500,227
MasterCard Inc., A	United States	58,960	5,836,450
Microsoft Corp.	United States	182,890	9,627,329
Motorola Solutions Inc.	United States	93,540	6,544,994
QUALCOMM Inc.	United States	160,690	9,548,200
			45,943,846

franklintempleton.com

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Semiannual Report 57

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Focused Core Equity Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Materials 2.9%
Agrium Inc.	Canada	35,040	$3,261,173
Axiall Corp.	United States	140,678	2,848,729
			6,109,902
Total Common Stocks (Cost $191,399,811)			201,904,322
Short Term Investments (Cost $9,960,278) 4.7%
Money Market Funds 4.7%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	9,960,278	9,960,278
Total Investments (Cost $201,360,089) 99.7%			211,864,600
Other Assets, less Liabilities 0.3%			728,628
Net Assets 100.0%			$212,593,228

See Abbreviations on page 109.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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58 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Growth Opportunities Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.13	$28.48	$24.29	$23.02	$24.28	$19.59
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.19)	(0.19)	(0.12)	(0.16)	(0.15)
Net realized and unrealized gains (losses)	0.26	5.50	5.11	1.95	0.40	4.84
Total from investment operations	0.15	5.31	4.92	1.83	0.24	4.69
Less distributions from net realized gains	—	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$33.28	$33.13	$28.48	$24.29	$23.02	$24.28

Total return[c]	0.45%	18.87%	20.26%	8.29%	1.90%	23.94%

Ratios to average net assets[d]
Expenses	1.09%[e]	1.18%[e]	1.17%[e,f]	1.25%	1.28%	1.28%
Net investment income (loss)	(0.63)%	(0.59)%	(0.70)%	(0.56)%	(0.71)%	(0.73)%

Supplemental data
Net assets, end of period (000’s)	$562,166	$457,619	$349,343	$213,639	$209,382	$211,435
Portfolio turnover rate	11.25%	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 59

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.27	$25.41	$21.89	$20.95	$22.40	$18.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.20)	(0.36)	(0.35)	(0.26)	(0.29)	(0.27)
Net realized and unrealized gains (losses)	0.23	4.88	4.60	1.76	0.34	4.47
Total from investment operations	0.03	4.52	4.25	1.50	0.05	4.20
Less distributions from net realized gains	—	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$29.30	$29.27	$25.41	$21.89	$20.95	$22.40

Total return[c]	0.10%	18.04%	19.42%	7.47%	1.24%	23.08%

Ratios to average net assets[d]
Expenses	1.82%[e]	1.88%[e]	1.87%[e,f]	1.97%	1.99%	1.98%
Net investment income (loss)	(1.36)%	(1.29)%	(1.40)%	(1.28)%	(1.42)%	(1.43)%

Supplemental data
Net assets, end of period (000’s)	$145,432	$110,513	$85,883	$51,719	$50,453	$56,658
Portfolio turnover rate	11.25%	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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60 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$32.10	$27.67	$23.67	$22.49	$23.81	$19.25
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.24)	(0.24)	(0.17)	(0.20)	(0.19)
Net realized and unrealized gains (losses)	0.26	5.33	4.97	1.91	0.38	4.75
Total from investment operations	0.12	5.09	4.73	1.74	0.18	4.56
Less distributions from net realized gains	—	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$32.22	$32.10	$27.67	$23.67	$22.49	$23.81

Total return[c]	0.37%	18.63%	19.99%	8.03%	1.73%	23.69%

Ratios to average net assets[d]
Expenses	1.32%[e]	1.38%[e]	1.37%[e,f]	1.47%	1.49%	1.48%
Net investment income (loss)	(0.86)%	(0.79)%	(0.90)%	(0.78)%	(0.92)%	(0.93)%

Supplemental data
Net assets, end of period (000’s)	$45,222	$48,266	$42,953	$34,399	$33,783	$29,053
Portfolio turnover rate	11.25%	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 61

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$35.09	$29.98	$24.99
Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	(0.03)	(0.07)
Net realized and unrealized gains (losses)	0.28	5.80	5.79
Total from investment operations	0.25	5.77	5.72
Less distributions from net realized gains	—	(0.66)	(0.73)
Net asset value, end of period	$35.34	$35.09	$29.98

Total return[d]	0.71%	19.47%	22.90%

Ratios to average net assets[e]
Expenses[f]	0.65%	0.68%	0.71%[g]
Net investment income (loss)	(0.19)%	(0.09)%	(0.24)%

Supplemental data
Net assets, end of period (000’s)	$244,584	$246,911	$180,843
Portfolio turnover rate	11.25%	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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62 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$34.96	$29.93	$25.43	$23.99	$25.16	$20.24
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.10)	(0.13)	(0.06)	(0.10)	(0.09)
Net realized and unrealized gains (losses)	0.27	5.79	5.36	2.06	0.43	5.01
Total from investment operations	0.21	5.69	5.23	2.00	0.33	4.92
Less distributions from net realized gains	—	(0.66)	(0.73)	(0.56)	(1.50)	—
Net asset value, end of period	$35.17	$34.96	$29.93	$25.43	$23.99	$25.16

Total return[c]	0.60%	19.23%	20.58%	8.62%	2.20%	24.31%

Ratios to average net assets[d]
Expenses	0.82%[e]	0.88%[e]	0.87%[e,f]	0.97%	0.99%	0.98%
Net investment income (loss)	(0.36)%	(0.29)%	(0.40)%	(0.28)%	(0.42)%	(0.43)%

Supplemental data
Net assets, end of period (000’s)	$280,006	$269,887	$224,469	$182,954	$154,708	$172,528
Portfolio turnover rate	11.25%	40.64%	36.64%	58.76%	63.57%	69.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 63

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Growth Opportunities Fund
	Country	Shares	Value
Common Stocks 96.5%
Consumer Discretionary 18.4%
[a] Amazon.com Inc.	United States	79,391	$49,690,827
[a] Buffalo Wild Wings Inc.	United States	38,101	5,877,841
[a] Chipotle Mexican Grill Inc.	United States	13,687	8,762,828
[a] DISH Network Corp., A	United States	121,665	7,661,245
Hanesbrands Inc.	United States	406,342	12,978,564
Harman International Industries Inc.	United States	100,612	11,063,296
Lowe’s Cos. Inc.	United States	171,869	12,689,088
NIKE Inc., B	United States	153,784	20,150,318
[a] The Priceline Group Inc.	United States	16,155	23,493,247
Starbucks Corp.	United States	503,104	31,479,217
[a] Under Armour Inc., A	United States	223,446	21,245,246
The Walt Disney Co.	United States	262,983	29,911,686
			235,003,403
Consumer Staples 4.8%
Constellation Brands Inc., A	United States	157,316	21,206,197
Mead Johnson Nutrition Co., A	United States	111,431	9,137,342
[a] Monster Beverage Corp.	United States	162,610	22,166,995
[a] WhiteWave Foods Co., A	United States	220,185	9,023,181
			61,533,715
Energy 2.6%
Anadarko Petroleum Corp.	United States	286,802	19,181,318
[a] Diamondback Energy Inc.	United States	191,058	14,107,722
			33,289,040
Financials 7.2%
[a] Affiliated Managers Group Inc.	United States	77,057	13,890,295
American Tower Corp.	United States	128,649	13,151,787
BlackRock Inc.	United States	28,312	9,964,975
[a] CBRE Group Inc.	United States	461,163	17,192,157
The Charles Schwab Corp.	United States	693,493	21,165,406
[a] Signature Bank	United States	107,774	16,049,704
			91,414,324
Health Care 19.7%
[a] Allergan PLC	United States	169,892	52,406,585
[a] Alnylam Pharmaceuticals Inc.	United States	43,715	3,757,304
[a] Anacor Pharmaceuticals Inc.	United States	63,234	7,108,134
[a] Biogen Inc.	United States	65,576	19,050,484
[a] Celgene Corp.	United States	399,132	48,977,488
[a] Celldex Therapeutics Inc.	United States	265,002	3,195,924
[a] Edwards Lifesciences Corp.	United States	71,936	11,304,742
[a] Envision Healthcare Holdings Inc.	United States	339,423	9,571,729
Gilead Sciences Inc.	United States	312,431	33,783,164
[a] Illumina Inc.	United States	83,265	11,930,209
[a] Impax Laboratories Inc.	United States	136,306	4,720,277
[a] Incyte Corp.	United States	99,062	11,642,757
[a] Jazz Pharmaceuticals PLC	United States	64,914	8,911,394
[a] Karyopharm Therapeutics Inc.	United States	223,481	2,983,471
[a,b] NantKwest Inc.	United States	33,800	402,220
[a,b,c] NantKwest Inc.	United States	33,800	361,998

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64 Semiannual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
Perrigo Co. PLC	United States	76,398	$12,051,021
[a] Sagent Pharmaceuticals Inc.	United States	206,195	3,466,138
[a] VWR Corp.	United States	231,808	6,377,038
			252,002,077
Industrials 6.3%
Allegiant Travel Co.	United States	47,945	9,466,740
American Airlines Group Inc.	United States	148,226	6,851,006
B/E Aerospace Inc.	United States	120,085	5,637,991
[a] DigitalGlobe Inc.	United States	172,415	2,574,156
Flowserve Corp.	United States	224,023	10,385,706
General Electric Co.	United States	323,255	9,348,535
Hexcel Corp.	United States	122,870	5,691,338
[a] IHS Inc., A	United States	124,475	14,879,741
Roper Technologies Inc.	United States	36,217	6,749,038
[a] WABCO Holdings Inc.	United States	79,208	8,889,514
			80,473,765
Information Technology 31.0%
[a] Adobe Systems Inc.	United States	194,237	17,221,052
[a] Alphabet Inc., A	United States	46,744	34,468,558
[a] Alphabet Inc., C	United States	31,531	22,412,550
Apple Inc.	United States	335,226	40,059,507
ARM Holdings PLC	United Kingdom	437,098	6,905,192
Avago Technologies Ltd.	Singapore	152,692	18,800,966
[a] BroadSoft Inc.	United States	227,230	7,264,543
[a] Electronic Arts Inc.	United States	313,603	22,601,368
[a] Facebook Inc., A	United States	390,348	39,803,786
[a,b] FitBit Inc., A	United States	38,600	1,564,844
[a] Freescale Semiconductor Ltd.	United States	218,508	7,317,833
[a] LinkedIn Corp., A	United States	53,631	12,918,099
MasterCard Inc., A	United States	484,999	48,010,051
Microsoft Corp.	United States	277,713	14,618,812
[a,b] Mobileye NV	United States	106,302	4,838,867
[a] NXP Semiconductors NV	Netherlands	196,285	15,378,930
[a] Palo Alto Networks Inc.	United States	92,173	14,839,853
[a] Salesforce.com Inc.	United States	162,738	12,646,370
[a] ServiceNow Inc.	United States	118,198	9,650,867
[a] ViaSat Inc.	United States	111,504	7,354,804
Visa Inc., A	United States	481,302	37,339,409
			396,016,261
Materials 2.8%
[a] Axalta Coating Systems Ltd.	United States	515,186	14,234,589
Ecolab Inc.	United States	73,801	8,881,951
Martin Marietta Materials Inc.	United States	82,608	12,816,631
			35,933,171

franklintempleton.com

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Semiannual Report 65

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Telecommunication Services 3.7%
[a] SBA Communications Corp.	United States	323,917	$38,552,601
[a] T-Mobile U.S. Inc.	United States	216,331	8,196,782
			46,749,383
Total Common Stocks (Cost $864,340,013)			1,232,415,139
Convertible Preferred Stocks (Cost $4,551,298) 0.3%
Health Care 0.3%
[a,d] Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A	Netherlands	395,765	4,551,298
Preferred Stocks (Cost $4,000,233) 0.3%
Information Technology 0.3%
[a,d] Tanium Inc., pfd., G	United States	268,600	4,000,233
Total Investments before Short Term Investments
(Cost $872,891,544)			1,240,966,670
Short Term Investments 2.7%
Money Market Funds (Cost $26,443,952) 2.1%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	United States	26,443,952	26,443,952
[f] Investments from Cash Collateral Received for Loaned Securities
(Cost $6,810,900) 0.6%
Money Market Funds 0.6%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	6,810,900	6,810,900
Total Investments (Cost $906,146,396) 99.8%			1,274,221,522
Other Assets, less Liabilities 0.2%			3,188,496
Net Assets 100.0%			$1,277,410,018

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2015. See Note 1(c).
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the value of this security was $361,998, representing
0.03% of net assets.
dSee Note 7 regarding restricted securities.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fSee Note 1(c) regarding securities on loan.

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66 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

				FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small Cap Growth Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.83	$18.20	$14.26	$12.84	$13.02	$10.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.12)	(0.15)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gains (losses)	(1.60)	1.57	4.75	1.87	(0.11)	3.10
Total from investment operations	(1.64)	1.45	4.60	1.78	(0.18)	3.00
Less distributions from net realized gains	—	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of period	$17.19	$18.83	$18.20	$14.26	$12.84	$13.02

Total return[c]	(8.71)%	8.34%	32.40%	14.35%	(1.38)%	29.94%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.09%	1.16%	1.20%	1.33%	1.37%	1.37%
Expenses net of waiver and payments by
affiliates	1.08%[e]	1.16%[e,f]	1.20%[e,f]	1.33%	1.37%	1.37%
Net investment income (loss)	(0.42)%	(0.66)%	(0.85)%	(0.68)%	(0.60)%	(0.94)%

Supplemental data
Net assets, end of period (000’s)	$1,014,082	$1,164,218	$851,317	$327,882	$244,570	$270,271
Portfolio turnover rate	19.46%	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 67

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.36	$16.03	$12.70	$11.57	$11.80	$9.15
Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)	(0.22)	(0.24)	(0.16)	(0.14)	(0.16)
Net realized and unrealized gains (losses)	(1.38)	1.37	4.23	1.65	(0.09)	2.81
Total from investment operations	(1.48)	1.15	3.99	1.49	(0.23)	2.65
Less distributions from net realized gains	—	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of period	$14.88	$16.36	$16.03	$12.70	$11.57	$11.80

Total return[c]	(9.05)%	7.58%	31.57%	13.41%	(1.95)%	28.96%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.83%	1.87%	1.90%	2.03%	2.07%	2.07%
Expenses net of waiver and payments by
affiliates	1.82%[e]	1.87%[e,f]	1.90%[e,f]	2.03%	2.07%	2.07%
Net investment income (loss)	(1.16)%	(1.37)%	(1.55)%	(1.38)%	(1.30)%	(1.64)%

Supplemental data
Net assets, end of period (000’s)	$188,170	$225,105	$187,271	$77,644	$67,212	$72,394
Portfolio turnover rate	19.46%	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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68 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.11	$17.57	$13.81	$12.48	$12.67	$9.77
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.16)	(0.18)	(0.11)	(0.09)	(0.12)
Net realized and unrealized gains (losses)	(1.53)	1.52	4.60	1.80	(0.10)	3.02
Total from investment operations	(1.59)	1.36	4.42	1.69	(0.19)	2.90
Less distributions from net realized gains	—	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of period	$16.52	$18.11	$17.57	$13.81	$12.48	$12.67

Total return[c]	(8.78)%	8.12%	32.15%	14.04%	(1.50)%	29.68%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	1.33%	1.37%	1.40%	1.53%	1.57%	1.57%
Expenses net of waiver and payments by
affiliates	1.32%[e]	1.37%[e,f]	1.40%[e,f]	1.53%	1.57%	1.57%
Net investment income (loss)	(0.66)%	(0.87)%	(1.05)%	(0.88)%	(0.80)%	(1.14)%

Supplemental data
Net assets, end of period (000’s)	$88,530	$92,455	$51,190	$15,783	$8,489	$8,993
Portfolio turnover rate	19.46%	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 69

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.02	$19.21	$14.64
Income from investment operations[b]:
Net investment income (loss)[c]	—[d]	(0.03)	(0.06)
Net realized and unrealized gains (losses)	(1.70)	1.66	5.29
Total from investment operations	(1.70)	1.63	5.23
Less distributions from net realized gains	—	(0.82)	(0.66)
Net asset value, end of period	$18.32	$20.02	$19.21

Total return[e]	(8.49)%	8.91%	35.80%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.63%	0.66%	0.72%
Expenses net of waiver and payments by affiliates[g]	0.62%	0.66%[h]	0.72%[h]
Net investment income (loss)	0.04%	(0.16)%	(0.37)%

Supplemental data
Net assets, end of period (000’s)	$893,144	$844,293	$87,777
Portfolio turnover rate	19.46%	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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70 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.94	$19.17	$14.94	$13.41	$13.55	$10.39
Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.07)	(0.11)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gains (losses)	(1.69)	1.66	5.00	1.94	(0.10)	3.23
Total from investment operations	(1.71)	1.59	4.89	1.89	(0.14)	3.16
Less distributions from net realized gains	—	(0.82)	(0.66)	(0.36)	—	—
Net asset value, end of period	$18.23	$19.94	$19.17	$14.94	$13.41	$13.55

Total return[c]	(8.58)%	8.65%	32.87%	14.56%	(1.03)%	30.41%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.83%	0.87%	0.90%	1.03%	1.07%	1.07%
Expenses net of waiver and payments by
affiliates	0.82%[e]	0.87%[e,f]	0.90%[e,f]	1.03%	1.07%	1.07%
Net investment income (loss)	(0.16)%	(0.37)%	(0.55)%	(0.38)%	(0.30)%	(0.64)%

Supplemental data
Net assets, end of period (000’s)	$954,172	$1,077,822	$427,406	$91,687	$49,159	$49,489
Portfolio turnover rate	19.46%	30.15%	40.35%	41.02%	50.08%	63.07%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 71

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Small Cap Growth Fund
	Shares	Value
Common Stocks 98.3%
Consumer Discretionary 20.3%
[a,b]2U Inc.	2,344,523	$49,188,093
[a]Buffalo Wild Wings Inc.	140,700	21,705,789
[a]Five Below Inc.	1,002,800	34,436,152
[a]Global Eagle Entertainment Inc.	2,049,456	27,298,754
[a]Grand Canyon Education Inc.	1,302,700	54,140,212
[a,b,c]The Habit Restaurants Inc., A	710,200	16,959,576
[a]IMAX Corp.	1,076,600	41,330,674
KB Home	1,583,700	20,746,470
[a,b]M/I Homes Inc.	1,581,900	36,304,605
[a,c]Mattress Firm Holding Corp.	625,500	26,627,535
[a]Nord Anglia Education Inc. (Hong Kong)	869,624	17,044,630
[a]Party City Holdco Inc.	1,225,400	19,398,082
[a]Potbelly Corp.	1,377,551	15,428,571
[a]Shutterfly Inc.	944,900	39,411,779
[a,b]Sportsman’s Warehouse Holdings Inc.	2,690,330	28,947,951
[a]Tenneco Inc.	750,200	42,453,818
[a,b]Tile Shop Holdings Inc.	3,002,800	43,570,628
[a]Tumi Holdings Inc.	966,700	15,496,201
[a,c]Wingstop Inc.	886,629	20,507,729
Wolverine World Wide Inc.	1,400,000	25,998,000
[a,b,c]Zoe’s Kitchen Inc.	1,117,500	38,475,525
		635,470,774
Consumer Staples 2.7%
[a,c]Freshpet Inc.	1,619,200	15,787,200
[a]Smart & Final Stores Inc.	1,696,900	25,012,306
[a]TreeHouse Foods Inc.	517,800	44,344,392
		85,143,898
Energy 4.2%
[a,b]Callon Petroleum Co.	4,212,982	36,568,684
[a]Matador Resources Co.	1,173,539	30,171,688
[a,b,c]Rex Energy Corp.	6,657,100	15,045,046
[a]RigNet Inc.	852,000	25,560,000
[a,c]Sanchez Energy Corp.	2,447,000	14,559,650
Superior Energy Services Inc.	804,900	11,397,384
		133,302,452
Financials 5.9%
Evercore Partners Inc.	581,100	31,379,400
[a,b]Houlihan Lokey Inc.	827,300	18,126,143
Pinnacle Financial Partners Inc.	23,483	1,235,676
[a]PRA Group Inc.	503,700	27,602,760
Talmer Bancorp Inc., A	1,996,800	33,586,176
Virtus Investment Partners Inc.	306,603	35,884,815
[a]Western Alliance Bancorp	1,076,300	38,477,725
		186,292,695
Health Care 18.7%
[a,c]Aclaris Therapeutics Inc.	848,000	12,270,560
[a,c]Adeptus Health Inc., A	349,700	22,692,033
[a,c]Aduro Biotech Inc.	286,320	7,733,503
[a,b]Aratana Therapeutics Inc.	2,573,619	17,989,597

72 | Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a]Celldex Therapeutics Inc.	1,917,300	$23,122,638
[a,c]Chiasma Inc.	206,600	4,698,084
[a,c]Collegium Pharmaceutical Inc.	305,000	5,602,850
[a,c]ConforMIS Inc.	417,000	8,160,690
[a]Corium International Inc.	513,550	3,564,037
[a]DexCom Inc.	177,500	14,789,300
[a]Edge Therapeutics Inc.	503,300	8,999,004
[a]Fluidigm Corp.	1,120,800	12,115,848
[a]Foamix Pharmaceuticals Ltd. (Israel)	591,680	4,218,679
[a]Greatbatch Inc.	652,000	34,849,400
[a]Halozyme Therapeutics Inc.	614,300	9,613,795
[a]HealthEquity Inc.	829,216	27,123,655
[a]HealthStream Inc.	494,200	11,766,902
[a]HeartWare International Inc.	472,638	20,413,235
[a,c]Heron Therapeutics Inc.	841,093	23,062,770
[a]Impax Laboratories Inc.	880,000	30,474,400
[a]Karyopharm Therapeutics Inc.	1,373,386	18,334,703
[a,c,d]NantKwest Inc.	98,100	1,050,651
[a,c]Natera Inc.	748,500	6,175,125
[a]Neogen Corp.	687,000	37,132,350
[a,c]Neos Therapeutics Inc.	410,000	5,805,600
[a]Nevro Corp.	555,200	22,635,504
[a]Ophthotech Corp.	255,909	12,777,536
[a]PAREXEL International Corp.	656,200	41,419,344
[a]Pfenex Inc.	854,631	15,451,729
[a]Revance Therapeutics Inc.	1,189,300	46,584,881
[a]Sage Therapeutics Inc.	257,300	12,924,179
[a]Sagent Pharmaceuticals Inc.	562,300	9,452,263
[a,b]The Spectranetics Corp.	2,276,600	27,820,052
[a]Tandem Diabetes Care Inc.	1,381,000	12,525,670
[a]TherapeuticsMD Inc.	1,268,900	7,448,443
[a]Zafgen Inc.	484,065	4,661,546
		585,460,556
Industrials 15.3%
[a]The Advisory Board Co.	1,103,900	48,383,937
Allegiant Travel Co.	149,548	29,528,253
Altra Industrial Motion Corp.	1,234,238	32,657,937
[a]Astronics Corp.	795,898	30,092,903
[a]Astronics Corp., B	119,384	4,447,054
[a]Beacon Roofing Supply Inc.	1,062,300	37,594,797
[a]DigitalGlobe Inc.	2,202,400	32,881,832
Exponent Inc.	474,416	24,389,727
[a]Hub Group Inc., A	523,386	20,924,972
[a]Huron Consulting Group Inc.	265,300	12,813,990
Interface Inc.	1,713,500	33,498,925
[a,b,c]The KEYW Holding Corp.	3,851,460	27,460,910
Mobile Mini Inc.	1,006,200	34,452,288
[a]Proto Labs Inc.	233,300	15,127,172
[a]Spirit Airlines Inc.	363,400	13,489,408
Steelcase Inc., A	1,907,123	37,017,257
[b]US Ecology Inc.	1,128,890	44,263,777
		479,025,139

franklintempleton.com	Semiannual Report | 73

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Information Technology 28.7%
[a]A10 Networks Inc.	2,555,751	$18,350,292
[a,c]Alarm.com Holdings Inc.	2,231,600	28,229,740
[a,b]Bazaarvoice Inc.	4,724,800	20,930,864
[a]Bottomline Technologies Inc.	1,678,204	46,452,687
[a]BroadSoft Inc.	1,318,374	42,148,417
[a,b]Callidus Software Inc.	2,866,400	49,789,368
[a]Cavium Inc.	598,200	42,442,290
Cognex Corp.	859,200	32,305,920
[a]Coherent Inc.	292,500	15,853,500
[a]Demandware Inc.	925,100	52,453,170
[a,c]Envestnet Inc.	827,800	24,718,108
[a]FARO Technologies Inc.	766,700	25,906,793
[a]Guidewire Software Inc.	651,500	37,936,845
[a]HomeAway Inc.	1,527,600	48,211,056
[a]Hubspot Inc.	700,929	36,364,196
Intersil Corp., A	3,364,500	45,588,975
[a]Ixia	2,131,700	30,717,797
[a,b]Lattice Semiconductor Corp.	9,496,100	43,492,138
[a]M/A-COM Technology Solutions Holdings Inc.	1,145,600	38,652,544
[a,c]Mobile Iron Inc.	49,200	189,912
[a,b]Nanometrics Inc.	2,594,700	39,647,016
[a]Paylocity Holding Corp.	1,058,811	35,544,285
[a]PROS Holdings Inc.	462,200	11,102,044
[a]Shoretel Inc.	1,261,800	11,911,392
[a]Silicon Laboratories Inc.	691,900	34,574,243
[a]ViaSat Inc.	759,600	50,103,216
[a]Zendesk Inc.	1,902,014	38,268,522
		901,885,330
Materials 2.5%
H.B. Fuller Co.	1,041,500	39,566,585
Quaker Chemical Corp.	473,285	37,569,363
		77,135,948
Total Common Stocks (Cost $3,054,949,457)		3,083,716,792
Preferred Stocks 0.6%
Consumer Discretionary 0.6%
[a,e]DraftKings Inc., pfd., D	825,201	4,444,442
[a,e]DraftKings Inc., pfd., D-1	2,029,318	15,555,554
Total Preferred Stocks (Cost $19,999,996)		19,999,996
Total Investments before Short Term Investments (Cost $3,074,949,453)		3,103,716,788

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74 Semiannual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)
	Shares	Value
Short Term Investments 7.5%
Money Market Funds (Cost $18,729,942) 0.6%
[a,f]Institutional Fiduciary Trust Money Market Portfolio	18,729,942	$18,729,942
[g]Investments from Cash Collateral Received for Loaned Securities
(Cost $215,830,235) 6.9%
Money Market Funds 6.9%
[a,f]Institutional Fiduciary Trust Money Market Portfolio	215,830,235	215,830,235
Total Investments (Cost $3,309,509,630) 106.4%		3,338,276,965
Other Assets, less Liabilities (6.4)%		(200,180,508)
Net Assets 100.0%		$3,138,096,457

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at October 31, 2015. See Note 1(c).
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the value of this security was $1,050,651, representing
0.03% of net assets.
eSee Note 7 regarding restricted securities.
fSee Note 3(f) regarding investments in affiliated management investment companies.
gSee Note 1(c) regarding securities on loan.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 75

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small-Mid Cap Growth Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$38.38	$40.42	$38.01	$38.51	$41.47	$32.29
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.14)	(0.20)	(0.10)	(0.14)	(0.11)
Net realized and unrealized gains (losses)	(1.96)	5.71	8.39	3.08	(1.18)	9.29
Total from investment operations	(1.99)	5.57	8.19	2.98	(1.32)	9.18
Less distributions from net realized gains	—	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of period	$36.39	$38.38	$40.42	$38.01	$38.51	$41.47

Total return[c]	(5.19)%	15.78%	21.99%	8.95%	(2.54)%	28.43%

Ratios to average net assets[d]
Expenses	0.94%[e]	0.94%[e]	0.96%[e,f]	0.98%	0.99%	0.99%
Net investment income (loss)	(0.18)%	(0.35)%	(0.48)%	(0.27)%	(0.38)%	(0.31)%

Supplemental data
Net assets, end of period (000’s)	$2,374,907	$2,535,853	$2,371,448	$2,355,507	$2,492,205	$2,939,925
Portfolio turnover rate	22.42%	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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76 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$30.43	$33.78	$32.80	$33.97	$37.10	$29.10
Income from investment operations[a]:
Net investment income (loss)[b]	(0.14)	(0.36)	(0.43)	(0.32)	(0.37)	(0.33)
Net realized and unrealized gains (losses)	(1.54)	4.62	7.19	2.63	(1.12)	8.33
Total from investment operations	(1.68)	4.26	6.76	2.31	(1.49)	8.00
Less distributions from net realized gains	—	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of period	$28.75	$30.43	$33.78	$32.80	$33.97	$37.10

Total return[c]	(5.52)%	14.96%	21.04%	8.11%	(3.28)%	27.49%

Ratios to average net assets[d]
Expenses	1.69%[e]	1.69%[e]	1.71%[e,f]	1.73%	1.74%	1.74%
Net investment income (loss)	(0.93)%	(1.10)%	(1.23)%	(1.02)%	(1.13)%	(1.06)%

Supplemental data
Net assets, end of period (000’s)	$419,729	$448,722	$404,923	$348,144	$367,272	$426,526
Portfolio turnover rate	22.42%	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 77

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$36.18	$38.61	$36.61	$37.32	$40.35	$31.50
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.23)	(0.29)	(0.18)	(0.23)	(0.19)
Net realized and unrealized gains (losses)	(1.84)	5.41	8.07	2.95	(1.16)	9.04
Total from investment operations	(1.92)	5.18	7.78	2.77	(1.39)	8.85
Less distributions from net realized gains	—	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of period	$34.26	$36.18	$38.61	$36.61	$37.32	$40.35

Total return[c]	(5.31)%	15.52%	21.66%	8.66%	(2.79)%	28.10%

Ratios to average net assets[d]
Expenses	1.19%[e]	1.19%[e]	1.21%[e,f]	1.23%	1.24%	1.24%
Net investment income (loss)	(0.43)%	(0.60)%	(0.73)%	(0.52)%	(0.63)%	(0.56)%

Supplemental data
Net assets, end of period (000’s)	$92,297	$96,593	$85,921	$65,397	$64,743	$86,814
Portfolio turnover rate	22.42%	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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78 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$41.04	$42.53	$38.96
Income from investment operations[b]:
Net investment income[c]	0.06	0.05	0.01
Net realized and unrealized gains (losses)	(2.10)	6.07	9.34
Total from investment operations	(2.04)	6.12	9.35
Less distributions from net realized gains	—	(7.61)	(5.78)
Net asset value, end of period	$39.00	$41.04	$42.53

Total return[d]	(4.97)%	16.32%	24.43%

Ratios to average net assets[e]
Expenses[f]	0.48%	0.48%	0.47%[g]
Net investment income	0.28%	0.11%	0.01%

Supplemental data
Net assets, end of period (000’s)	$233,964	$206,548	$157,153
Portfolio turnover rate	22.42%	47.98%	40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 79

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$40.83	$42.44	$39.56	$39.83	$42.73	$33.19
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	(0.04)	(0.10)	(0.01)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	(2.09)	6.04	8.76	3.22	(1.21)	9.56
Total from investment operations	(2.07)	6.00	8.66	3.21	(1.26)	9.54
Less distributions from net realized gains	—	(7.61)	(5.78)	(3.48)	(1.64)	—
Net asset value, end of period	$38.76	$40.83	$42.44	$39.56	$39.83	$42.73

Total return[c]	(5.07)%	16.09%	22.30%	9.21%	(2.29)%	28.74%

Ratios to average net assets[d]
Expenses	0.69%[e]	0.69%[e]	0.71%[e,f]	0.73%	0.74%	0.74%
Net investment income (loss)	0.07%	(0.10)%	(0.23)%	(0.02)%	(0.13)%	(0.06)%

Supplemental data
Net assets, end of period (000’s)	$655,973	$708,617	$650,426	$909,895	$822,827	$878,248
Portfolio turnover rate	22.42%	47.98%	40.82%	43.72%	47.37%	44.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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80 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Small-Mid Cap Growth Fund
	Shares	Value
Common Stocks 96.9%
Consumer Discretionary 20.0%
[a]2U Inc.	989,200	$20,753,416
Advance Auto Parts Inc.	150,400	29,843,872
BorgWarner Inc.	589,800	25,255,236
[a]Buffalo Wild Wings Inc.	155,600	24,004,412
[a,b]Charter Communications Inc., A	178,000	33,987,320
[a]Chipotle Mexican Grill Inc.	80,100	51,282,423
Dick’s Sporting Goods Inc.	773,500	34,459,425
[a]Dollar Tree Inc.	506,600	33,177,234
[a]Global Eagle Entertainment Inc.	1,756,100	23,391,252
[a]Grand Canyon Education Inc.	624,600	25,958,376
Hanesbrands Inc.	1,336,700	42,694,198
Harman International Industries Inc.	297,900	32,757,084
[a]IMAX Corp.	841,800	32,316,702
[a]Jarden Corp.	998,292	44,723,482
L Brands Inc.	594,800	57,088,904
Marriott International Inc., A	633,400	48,632,452
Nordstrom Inc.	520,800	33,961,368
Polaris Industries Inc.	241,400	27,118,876
[a]Tenneco Inc.	379,500	21,475,905
Tiffany & Co.	241,100	19,876,284
Tractor Supply Co.	367,100	33,916,369
[a]Under Armour Inc., A	394,400	37,499,552
[a,b]Zoe’s Kitchen Inc.	609,500	20,985,085
		755,159,227
Consumer Staples 4.7%
Constellation Brands Inc., A	448,500	60,457,800
[a,b]Freshpet Inc.	856,590	8,351,752
[a]Monster Beverage Corp.	387,600	52,837,632
[a]TreeHouse Foods Inc.	376,500	32,243,460
[a]WhiteWave Foods Co., A	608,200	24,924,036
		178,814,680
Energy 3.8%
Cabot Oil & Gas Corp., A	1,685,610	36,594,593
[a]Concho Resources Inc.	494,500	57,317,495
[a]Diamondback Energy Inc.	291,900	21,553,896
EQT Corp.	403,500	26,659,245
		142,125,229
Financials 8.9%
[a]Affiliated Managers Group Inc.	251,800	45,389,468
Arthur J. Gallagher & Co.	726,300	31,761,099
Equinix Inc.	147,769	43,840,107
Intercontinental Exchange Inc.	227,048	57,306,915
Jones Lang LaSalle Inc.	153,300	25,556,643
Lazard Ltd., A	866,200	40,122,384
[a]Signature Bank	349,200	52,002,864
[a]SVB Financial Group	208,000	25,390,560
T. Rowe Price Group Inc.	202,800	15,335,736
		336,705,776

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Semiannual Report 81

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Health Care 19.1%
[a]Akorn Inc.	763,000	$20,402,620
[a,b]Axovant Sciences Ltd.	221,986	2,706,009
[a]BioMarin Pharmaceutical Inc.	165,800	19,405,232
[a]Bluebird Bio Inc.	48,953	3,775,745
[a]Celldex Therapeutics Inc.	793,900	9,574,434
[a]Cerner Corp.	588,000	38,978,520
[a,b]Chiasma Inc.	311,700	7,088,058
The Cooper Cos. Inc.	295,300	44,991,908
[a]DaVita HealthCare Partners Inc.	459,900	35,646,849
DENTSPLY International Inc.	442,000	26,895,700
[a]DexCom Inc.	282,300	23,521,236
[a]Edwards Lifesciences Corp.	287,100	45,117,765
[a]Envision Healthcare Holdings Inc.	1,071,700	30,221,940
[a,b]Heron Therapeutics Inc.	492,411	13,501,910
[a]Hologic Inc.	1,193,300	46,371,638
[a,b]Horizon Pharma PLC	1,531,300	24,072,036
[a]Impax Laboratories Inc.	1,232,000	42,664,160
[a]Incyte Corp.	205,200	24,117,156
[a]Insulet Corp.	359,917	10,761,518
[a]Mallinckrodt PLC	429,600	28,211,832
[a]Mettler-Toledo International Inc.	104,500	32,498,455
[a,b,c]NantKwest Inc.	111,000	1,188,810
[a]Nevro Corp.	441,400	17,995,878
[a,b]Penumbra Inc.	116,800	4,325,104
Perrigo Co. PLC	310,817	49,028,273
[a]Pfenex Inc.	650,500	11,761,040
[a]Puma Biotechnology Inc.	83,780	6,905,148
[a]Quintiles Transnational Holdings Inc.	728,400	46,362,660
[a]Revance Therapeutics Inc.	623,900	24,438,163
St. Jude Medical Inc.	428,000	27,310,680
		719,840,477
Industrials 17.6%
Acuity Brands Inc.	166,400	36,375,040
[a]The Advisory Board Co.	651,900	28,572,777
Allegiant Travel Co.	74,209	14,652,567
AMETEK Inc.	1,096,050	60,085,461
B/E Aerospace Inc.	678,400	31,850,880
[a]DigitalGlobe Inc.	1,949,900	29,112,007
Dun & Bradstreet Corp.	114,156	12,998,944
Flowserve Corp.	560,300	25,975,508
[a]Genesee & Wyoming Inc.	680,200	45,641,420
[a]HD Supply Holdings Inc.	1,213,368	36,146,233
Hexcel Corp.	756,709	35,050,761
[a]IHS Inc., A	345,200	41,265,208
J.B. Hunt Transport Services Inc.	237,800	18,160,786
Robert Half International Inc.	920,800	48,489,328
Roper Technologies Inc.	360,530	67,184,765
[a]Sensata Technologies Holding NV	489,700	23,549,673
Towers Watson & Co.	472,900	58,431,524
Verisk Analytics Inc.	150,200	10,755,822
[a]WABCO Holdings Inc.	367,400	41,233,302
		665,532,006

82 | Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Common Stocks (continued)
Information Technology 20.5%
[a]Alliance Data Systems Corp.	54,600	$16,233,126
[a]ANSYS Inc.	227,100	21,644,901
[a]Bottomline Technologies Inc.	565,600	15,655,808
Cognex Corp.	1,067,300	40,130,480
[a]CoStar Group Inc.	234,600	47,640,222
[a]Demandware Inc.	347,100	19,680,570
[a]Electronic Arts Inc.	924,800	66,650,336
Fidelity National Information Services Inc.	428,900	31,275,388
[a]FleetCor Technologies Inc.	243,800	35,316,868
[a]Freescale Semiconductor Ltd.	713,700	23,901,813
[a]GoDaddy Inc., A	722,800	19,862,544
[a]HomeAway Inc.	833,300	26,298,948
Intersil Corp., A	2,174,600	29,465,830
Lam Research Corp.	236,400	18,105,876
[a]LinkedIn Corp., A	178,300	42,947,121
[a]Lumentum Holdings Inc.	396,080	5,679,787
[a]NetSuite Inc.	169,800	14,444,886
[a]NXP Semiconductors NV (Netherlands)	714,900	56,012,415
[a]Palo Alto Networks Inc.	130,600	21,026,600
[a]Pandora Media Inc.	792,600	9,122,826
[a]Red Hat Inc.	442,800	35,029,908
[a]ServiceNow Inc.	386,000	31,516,900
[a]Twitter Inc.	513,500	14,614,210
[a]Vantiv Inc., A	798,700	40,054,805
[a]VeriFone Systems Inc.	840,400	25,329,656
[a]ViaSat Inc.	634,176	41,830,249
[a]Viavi Solutions Inc.	1,617,900	9,626,505
[a]Workday Inc.	200,800	15,857,176
		774,955,754
Materials 2.3%
[a]Axalta Coating Systems Ltd.	1,608,203	44,434,649
Martin Marietta Materials Inc.	263,300	40,850,995
		85,285,644
Total Common Stocks (Cost $2,714,124,954)		3,658,418,793
Preferred Stocks 0.4%
Consumer Discretionary 0.4%
[a,d]DraftKings Inc., pfd., D	660,161	3,555,555
[a,d]DraftKings Inc., pfd., D-1	1,623,455	12,444,448
Total Preferred Stocks (Cost $16,000,003)		16,000,003
Total Investments before Short Term Investments
(Cost $2,730,124,957)		3,674,418,796

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Semiannual Report 83

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Short Term Investments 4.9%
Money Market Funds (Cost $97,373,088) 2.6%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	97,373,088	$97,373,088
[f]Investments from Cash Collateral Received for Loaned Securities
(Cost $86,868,607) 2.3%
Money Market Funds 2.3%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	86,868,607	86,868,607
Total Investments (Cost $2,914,366,652) 102.2%		3,858,660,491
Other Assets, less Liabilities (2.2)%		(81,791,017)
Net Assets 100.0%		$3,776,869,474

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2015.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the value of this security was $1,188,810, representing
0.03% of net assets.
dSee Note 7 regarding restricted securities.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fSee Note 1(c) regarding securities on loan.

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84 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
October 31, 2015 (unaudited)

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,071,310,987	$191,399,811	$872,891,544
Cost - Non-controlled affiliates (Note 3f)	220,044,963	9,960,278	33,254,852
Total cost of investments	$2,291,355,950	$201,360,089	$906,146,396
Value - Unaffiliated issuers	$3,103,520,804	$201,904,322	$1,240,966,670
Value - Non-controlled affiliates (Note 3f)	220,044,963	9,960,278	33,254,852
Total value of investments[a]	3,323,565,767	211,864,600	1,274,221,522
Receivables:
Investment securities sold	8,821,428	1,754,351	9,263,250
Capital shares sold	2,250,631	227,324	5,479,885
Dividends and interest	1,757,648	352,151	171,226
Other assets	628	22	201
Total assets	3,336,396,102	214,198,448	1,289,136,084
Liabilities:
Payables:
Investment securities purchased	67,776,081	1,043,983	705,148
Capital shares redeemed	3,331,116	333,870	3,057,761
Management fees	1,196,303	136,808	657,398
Distribution fees	778,934	51,704	250,955
Transfer agent fees	1,023,323	22,689	215,824
Payable upon return of securities loaned	79,743,700	—	6,810,900
Accrued expenses and other liabilities	288,194	16,166	28,080
Total liabilities	154,137,651	1,605,220	11,726,066
Net assets, at value	$3,182,258,451	$212,593,228	$1,277,410,018
Net assets consist of:
Paid-in capital	$1,790,170,142	$197,182,381	$892,929,740
Undistributed net investment income (loss)	(15,047,851)	109,118	(5,790,265)
Net unrealized appreciation (depreciation)	1,032,209,817	10,504,511	368,075,126
Accumulated net realized gain (loss)	374,926,343	4,797,218	22,195,417
Net assets, at value	$3,182,258,451	$212,593,228	$1,277,410,018

[a]Includes securities loaned	$77,553,826	$—	$6,790,078

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Class A:
Net assets, at value	$2,213,860,686	$130,119,785	$562,165,779
Shares outstanding	42,605,450	8,922,795	16,890,042
Net asset value per share[a]	$51.96	$14.58	$33.28
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$55.13	$15.47	$35.31
Class C:
Net assets, at value	$363,654,507	$30,108,880	$145,432,373
Shares outstanding	8,404,886	2,151,307	4,963,269
Net asset value and maximum offering price per share[a]	$43.27	$14.00	$29.30
Class R:
Net assets, at value	$37,426,269	$354,914	$45,221,772
Shares outstanding	755,443	24,598	1,403,665
Net asset value and maximum offering price per share	$49.54	$14.43	$32.22
Class R6:
Net assets, at value	$200,083,381	$39,139,229	$244,583,705
Shares outstanding	3,690,892	2,649,387	6,921,600
Net asset value and maximum offering price per share	$54.21	$14.77	$35.34
Advisor Class:
Net assets, at value	$367,233,608	$12,870,420	$280,006,389
Shares outstanding	6,817,313	872,691	7,960,599
Net asset value and maximum offering price per share	$53.87	$14.75	$35.17

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
86 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,421,857,077	$2,730,124,957
Cost - Non-controlled affiliates (Notes 3f and 8)	887,652,553	184,241,695
Total cost of investments	$3,309,509,630	$2,914,366,652
Value - Unaffiliated issuers	$2,549,136,815	$3,674,418,796
Value - Non-controlled affiliates (Notes 3f and 8)	789,140,150	184,241,695
Total value of investments[a]	3,338,276,965	3,858,660,491
Receivables:
Investment securities sold	33,868,234	27,566,729
Capital shares sold	2,555,055	3,571,552
Dividends and interest	1,887,703	2,321,470
Due from custodian	3,445,500	—
Other assets	548	719
Total assets	3,380,034,005	3,892,120,961
Liabilities:
Payables:
Investment securities purchased	15,393,590	18,248,056
Capital shares redeemed	4,590,126	6,377,822
Management fees	1,583,747	1,440,044
Distribution fees	402,433	894,943
Transfer agent fees	574,169	1,192,130
Payable upon return of securities loaned	219,275,735	86,868,607
Accrued expenses and other liabilities	117,748	229,885
Total liabilities	241,937,548	115,251,487
Net assets, at value	$3,138,096,457	$3,776,869,474

Net assets consist of:
Paid-in capital	$3,064,497,457	$2,516,859,629
Undistributed net investment income (loss)	(4,715,348)	(7,898,561)
Net unrealized appreciation (depreciation)	28,767,335	944,293,839
Accumulated net realized gain (loss)	49,547,013	323,614,567
Net assets, at value	$3,138,096,457	$3,776,869,474

[a]Includes securities loaned	$210,264,917	$83,386,681

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$1,014,081,802	$2,374,907,365
Shares outstanding	58,978,784	65,254,850
Net asset value per share[a]	$17.19	$36.39
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$18.24	$38.61
Class C:
Net assets, at value	$188,169,574	$419,729,029
Shares outstanding	12,647,693	14,600,745
Net asset value and maximum offering price per share[a]	$14.88	$28.75
Class R:
Net assets, at value	$88,529,925	$92,296,755
Shares outstanding	5,359,938	2,693,760
Net asset value and maximum offering price per share	$16.52	$34.26
Class R6:
Net assets, at value	$893,143,500	$233,963,705
Shares outstanding	48,750,966	5,999,540
Net asset value and maximum offering price per share	$18.32	$39.00
Advisor Class:
Net assets, at value	$954,171,656	$655,972,620
Shares outstanding	52,332,259	16,923,842
Net asset value and maximum offering price per share	$18.23	$38.76

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
88 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

		FRANKLIN STRATEGIC SERIES
		FINANCIAL STATEMENTS

Statements of Operations
for the six months ended October 31, 2015 (unaudited)

	Franklin Flex Cap	Franklin Focused	Franklin Growth
	Growth Fund	Core Equity Fund	Opportunities Fund
Investment income:
Dividends	$7,016,512	$1,368,739	$2,744,689
Income from securities loaned	285,149	—	87,846
Total investment income	7,301,661	1,368,739	2,832,535
Expenses:
Management fees (Note 3a)	7,475,971	868,765	3,838,747
Distribution fees: (Note 3c)
Class A	2,829,674	153,341	702,499
Class C	1,851,979	125,737	638,374
Class R	107,629	728	119,121
Transfer agent fees: (Note 3e)
Class A	2,358,358	72,527	431,228
Class C	385,883	16,208	107,278
Class R	44,825	187	40,164
Class R6	103	39	271
Advisor Class	402,085	7,502	232,699
Custodian fees (Note 4)	16,974	908	5,493
Reports to shareholders	223,810	6,504	40,289
Registration and filing fees	123,639	43,139	69,716
Professional fees	27,295	17,288	19,986
Trustees’ fees and expenses	18,615	484	5,500
Other	25,105	3,796	9,045
Total expenses	15,891,945	1,317,153	6,260,410
Expenses waived/paid by affiliates (Notes 3f and 3g)	(93,618)	(167,079)	(21,340)
Net expenses	15,798,327	1,150,074	6,239,070
Net investment income (loss)	(8,496,666)	218,665	(3,406,535)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	98,885,490	1,615,039	26,259
Foreign currency transactions	—	(12,286)	5,943
Net realized gain (loss)	98,885,490	1,602,753	32,202
Net change in unrealized appreciation (depreciation) on:
Investments	(63,063,633)	(12,120,530)	8,047,321
Translation of other assets and liabilities denominated in
foreign currencies	—	1,516	(448)
Net change in unrealized appreciation (depreciation)	(63,063,633)	(12,119,014)	8,046,873
Net realized and unrealized gain (loss)	35,821,857	(10,516,261)	8,079,075
Net increase (decrease) in net assets resulting from
operations	$27,325,191	$(10,297,596)	$4,672,540

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the six months ended October 31, 2015 (unaudited)

	Franklin Small Cap	Franklin Small-Mid Cap
	Growth Fund	Growth Fund
Investment income:
Dividends:
Unaffiliated issuers	$4,157,871	$13,532,580
Non-controlled affiliates (Notes 3f and 8)	408,506	—
Interest	—	11,149
Income from securities loaned	6,764,393	1,445,814
Total investment income	11,330,770	14,989,543
Expenses:
Management fees (Note 3a)	10,388,461	9,079,041
Distribution fees: (Note 3c)
Class A	1,455,155	3,148,774
Class C	1,082,109	2,221,287
Class R	237,751	244,200
Transfer agent fees: (Note 3e)
Class A	1,163,312	2,599,113
Class C	220,677	458,376
Class R	96,901	100,802
Class R6	10,160	1,116
Advisor Class	1,089,004	721,544
Custodian fees (Note 4)	15,415	17,826
Reports to shareholders	147,406	164,236
Registration and filing fees	268,298	134,909
Professional fees	27,253	28,356
Trustees’ fees and expenses	12,722	20,767
Other	18,067	27,661
Total expenses	16,232,691	18,968,008
Expense reductions (Note 4)	(40)	—
Expenses waived/paid by affiliates (Note 3f)	(186,533)	(123,065)
Net expenses	16,046,118	18,844,943
Net investment income (loss)	(4,715,348)	(3,855,400)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,147,268)	163,669,568
Non-controlled affiliates (Notes 3f and 8)	(3,494,894)	—
Net realized gain (loss)	(4,642,162)	163,669,568
Net change in unrealized appreciation (depreciation) on investments	(294,635,574)	(370,138,113)
Net realized and unrealized gain (loss)	(299,277,736)	(206,468,545)
Net increase (decrease) in net assets resulting from operations	$(303,993,084)	$(210,323,945)

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			FRANKLIN STRATEGIC SERIES
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Flex Cap Growth Fund		Focused Core Equity Fund
	Six Months Ended		Six Months Ended
	October 31, 2015	Year Ended	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(8,496,666)	$(13,082,959)	$218,665	$(55,707)
Net realized gain (loss)	98,885,490	487,591,360	1,602,753	4,914,783
Net change in unrealized appreciation
(depreciation)	(63,063,633)	(48,517,586)	(12,119,014)	10,554,990
Net increase (decrease) in net assets resulting
from operations	27,325,191	425,990,815	(10,297,596)	15,414,066
Distributions to shareholders from:
Net investment income:
Class R6	—	—	—	(54,580)
Advisor Class	—	—	—	(12,538)
Net realized gains:
Class A	—	(342,846,125)	—	(1,515,213)
Class C	—	(64,406,445)	—	(294,362)
Class R	—	(8,219,922)	—	(3,890)
Class R6	—	(55,730,307)	—	(466,176)
Advisor Class	—	(61,364,271)	—	(197,864)
Total distributions to shareholders	—	(532,567,070)	—	(2,544,623)
Capital share transactions: (Note 2)
Class A	(50,133,048)	136,476,026	43,622,455	43,753,093
Class C	(1,385,930)	36,940,650	12,821,187	10,579,825
Class R	(8,027,399)	(9,432,569)	206,779	25,410
Class R6	(98,812,389)	(69,772,541)	15,525,083	24,014,926
Advisor Class	(31,048,030)	75,060,076	3,522,997	1,784,405
Total capital share transactions	(189,406,796)	169,271,642	75,698,501	80,157,659
Net increase (decrease) in net assets	(162,081,605)	62,695,387	65,400,905	93,027,102
Net assets:
Beginning of period	3,344,340,056	3,281,644,669	147,192,323	54,165,221
End of period	$3,182,258,451	$3,344,340,056	$212,593,228	$147,192,323
Undistributed net investment income (loss) included
in net assets:
End of period	$(15,047,851)	$(6,551,185)	$109,118	$(109,547)

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Growth		Franklin Small Cap
	Opportunities Fund		Growth Fund
	Six Months Ended		Six Months Ended
	October 31, 2015	Year Ended	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,406,535)	$(4,882,012)	$(4,715,348)	$(13,731,218)
Net realized gain (loss)	32,202	30,869,769	(4,642,162)	100,910,675
Net change in unrealized appreciation (depreciation)	8,046,873	145,265,407	(294,635,574)	117,033,709
Net increase (decrease) in net assets resulting
from operations	4,672,540	171,253,164	(303,993,084)	204,213,166
Distributions to shareholders from:
Net realized gains:
Class A	—	(8,226,701)	—	(45,578,212)
Class C	—	(2,289,412)	—	(10,662,075)
Class R	—	(1,046,546)	—	(3,386,123)
Class R6	—	(4,459,467)	—	(15,120,957)
Advisor Class	—	(5,048,872)	—	(33,104,015)
Total distributions to shareholders	—	(21,070,998)	—	(107,851,382)
Capital share transactions: (Note 2)
Class A	103,174,086	51,147,182	(50,949,698)	273,601,463
Class C	35,136,006	11,203,177	(17,667,560)	32,688,066
Class R	(3,172,868)	(1,590,662)	4,767,496	38,786,269
Class R6	(3,969,183)	32,429,351	134,833,941	743,017,911
Advisor Class	8,373,553	6,333,425	(32,787,508)	614,477,070
Total capital share transactions	139,541,594	99,522,473	38,196,671	1,702,570,779
Net increase (decrease) in net assets	144,214,134	249,704,639	(265,796,413)	1,798,932,563
Net assets:
Beginning of period	1,133,195,884	883,491,245	3,403,892,870	1,604,960,307
End of period	$1,277,410,018	$1,133,195,884	$3,138,096,457	$3,403,892,870
Undistributed net investment income (loss) included in
net assets:
End of period	$(5,790,265)	$(2,383,730)	$(4,715,348)	$—

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	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small-Mid Cap
	Growth Fund
	Six Months Ended
	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,855,400)	$(14,296,448)
Net realized gain (loss)	163,669,568	501,686,791
Net change in unrealized appreciation (depreciation)	(370,138,113)	64,843,012
Net increase (decrease) in net assets resulting from operations	(210,323,945)	552,233,355
Distributions to shareholders from:
Net realized gains:
Class A	—	(417,947,469)
Class C	—	(89,717,291)
Class R	—	(17,750,873)
Class R6	—	(31,845,395)
Advisor Class	—	(113,021,649)
Total distributions to shareholders	—	(670,282,677)
Capital share transactions: (Note 2)
Class A	(28,657,037)	230,068,449
Class C	(4,081,784)	73,872,191
Class R	1,211,152	14,705,787
Class R6	39,395,138	53,747,705
Advisor Class	(17,006,713)	72,116,723
Total capital share transactions	(9,139,244)	444,510,855
Net increase (decrease) in net assets	(219,463,189)	326,461,533
Net assets:
Beginning of period	3,996,332,663	3,669,871,130
End of period	$3,776,869,474	$3,996,332,663
Undistributed net investment income (loss) included in net assets:
End of period	$(7,898,561)	$(4,043,161)

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At October 31, 2015, the Funds’ secured borrowing transactions were as follows:

Equity
Investments[b]
Securities lending transactions[a]:
Franklin Flex Cap Growth Fund	$79,743,700
Franklin Growth Opportunities Fund	$6,810,900
Franklin Small Cap Growth Fund	$219,275,735
Franklin Small-Mid Cap Growth Fund	$86,868,607

aThe agreements open at period end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

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1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Flex		Franklin Focused
	Cap Growth Fund		Core Equity Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended October 31, 2015
Shares sold	2,690,648	$140,551,946	4,206,858	$63,548,381
Shares redeemed	(3,640,647)	(190,684,994)	(1,339,669)	(19,925,926)
Net increase (decrease)	(949,999)	$(50,133,048)	2,867,189	$43,622,455
Year ended April 30, 2015
Shares sold	5,829,133	$313,652,976	4,330,719	$62,326,695
Shares issued in reinvestment of distributions	6,536,512	313,687,386	108,790	1,506,743
Shares redeemed	(9,069,735)	(490,864,336)	(1,402,021)	(20,080,345)
Net increase (decrease)	3,295,910	$136,476,026	3,037,488	$43,753,093
Class C Shares:
Six Months ended October 31, 2015
Shares sold	650,355	$28,329,011	1,111,779	$16,180,461
Shares redeemed	(680,958)	(29,714,941)	(234,000)	(3,359,274)
Net increase (decrease)	(30,603)	$(1,385,930)	877,779	$12,821,187
Year ended April 30, 2015
Shares sold	806,709	$37,072,619	917,755	$12,810,782
Shares issued in reinvestment of distributions	1,554,274	62,512,881	21,304	285,046
Shares redeemed	(1,363,573)	(62,644,850)	(178,945)	(2,516,003)
Net increase (decrease)	997,410	$36,940,650	760,114	$10,579,825
Class R Shares:
Six Months ended October 31, 2015
Shares sold	76,429	$3,811,890	14,340	$220,796
Shares redeemed	(240,661)	(11,839,289)	(909)	(14,017)
Net increase (decrease)	(164,232)	$(8,027,399)	13,431	$206,779
Year ended April 30, 2015
Shares sold	112,069	$5,883,467	4,453	$63,598
Shares issued in reinvestment of distributions	178,575	8,187,653	283	3,890
Shares redeemed	(453,418)	(23,503,689)	(2,901)	(42,078)
Net increase (decrease)	(162,774)	$(9,432,569)	1,835	$25,410
Class R6 Shares:
Six Months ended October 31, 2015
Shares sold	27,749	$1,517,993	1,014,295	$15,959,613
Shares redeemed	(1,848,846)	(100,330,382)	(29,848)	(434,530)
Net increase (decrease)	(1,821,097)	$(98,812,389)	984,447	$15,525,083
Year ended April 30, 2015
Shares sold	208,100	$11,229,853	1,731,134	$25,050,510
Shares issued in reinvestment of distributions	1,074,806	53,600,581	37,238	520,591
Shares redeemed	(2,551,233)	(134,602,975)	(104,481)	(1,556,175)
Net increase (decrease)	(1,268,327)	$(69,772,541)	1,663,891	$24,014,926

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2. Shares of Beneficial Interest (continued)

	Franklin Flex		Franklin Focused
	Cap Growth Fund		Core Equity Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended October 31, 2015
Shares sold	404,683	$21,816,521	334,611	$5,120,043
Shares redeemed	(967,022)	(52,864,551)	(103,890)	(1,597,046)
Net increase (decrease)	(562,339)	$(31,048,030)	230,721	$3,522,997
Year ended April 30, 2015
Shares sold	1,687,564	$95,480,580	187,731	$2,722,580
Shares issued in reinvestment of distributions	1,215,776	60,351,143	10,555	147,563
Shares redeemed	(1,474,007)	(80,771,647)	(74,691)	(1,085,738)
Net increase (decrease)	1,429,333	$75,060,076	123,595	$1,784,405

	Franklin Growth		Franklin Small
	Opportunities Fund		Cap Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended October 31, 2015
Shares sold	4,767,204	$159,077,582	5,511,973	$103,300,283
Shares redeemed	(1,690,948)	(55,903,496)	(8,356,301)	(154,249,981)
Net increase (decrease)	3,076,256	$103,174,086	(2,844,328)	$(50,949,698)
Year ended April 30, 2015
Shares sold	4,284,487	$135,816,417	35,113,831	$646,367,733
Shares issued in reinvestment of distributions	260,551	7,871,257	2,517,935	43,107,019
Shares redeemed	(2,999,072)	(92,540,492)	(22,575,043)	(415,873,289)
Net increase (decrease)	1,545,966	$51,147,182	15,056,723	$273,601,463
Class C Shares:
Six Months ended October 31, 2015
Shares sold	1,642,073	$48,354,239	435,184	$7,087,435
Shares redeemed	(454,317)	(13,218,233)	(1,550,169)	(24,754,995)
Net increase (decrease)	1,187,756	$35,136,006	(1,114,985)	$(17,667,560)
Year ended April 30, 2015
Shares sold	938,449	$26,354,628	4,518,973	$72,788,301
Shares issued in reinvestment of distributions	80,384	2,151,087	643,984	9,601,848
Shares redeemed	(623,578)	(17,302,538)	(3,082,359)	(49,702,083)
Net increase (decrease)	395,255	$11,203,177	2,080,598	$32,688,066
Class R Shares:
Six Months ended October 31, 2015
Shares sold	212,495	$6,886,426	848,913	$15,345,181
Shares redeemed	(312,353)	(10,059,294)	(593,509)	(10,577,685)
Net increase (decrease)	(99,858)	$(3,172,868)	255,404	$4,767,496
Year ended April 30, 2015
Shares sold	362,355	$10,891,578	3,379,988	$60,467,102
Shares issued in reinvestment of distributions	35,413	1,037,235	205,380	3,384,666
Shares redeemed	(446,651)	(13,519,475)	(1,393,481)	(25,065,499)
Net increase (decrease)	(48,883)	$(1,590,662)	2,191,887	$38,786,269

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	NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Growth		Franklin Small
	Opportunities Fund		Cap Growth Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended October 31, 2015
Shares sold	163,326	$5,840,268	11,049,413	$223,221,269
Shares redeemed	(277,860)	(9,809,451)	(4,473,181)	(88,387,328)
Net increase (decrease)	(114,534)	$(3,969,183)	6,576,232	$134,833,941
Year ended April 30, 2015
Shares sold	1,338,415	$43,718,352	40,533,757	$802,392,823
Shares issued in reinvestment of distributions	103,593	3,308,745	719,645	13,068,756
Shares redeemed	(438,062)	(14,597,746)	(3,648,550)	(72,443,668)
Net increase (decrease)	1,003,946	$32,429,351	37,604,852	$743,017,911
Advisor Class Shares:
Six Months ended October 31, 2015
Shares sold	839,152	$29,319,806	6,965,520	$138,034,059
Shares redeemed	(598,359)	(20,946,253)	(8,676,633)	(170,821,567)
Net increase (decrease)	240,793	$8,373,553	(1,711,113)	$(32,787,508)
Year ended April 30, 2015
Shares sold	1,172,189	$38,291,441	44,799,317	$871,011,128
Shares issued in reinvestment of distributions	156,179	4,972,740	1,598,050	28,940,693
Shares redeemed	(1,108,533)	(36,930,756)	(14,643,992)	(285,474,751)
Net increase (decrease)	219,835	$6,333,425	31,753,375	$614,477,070

	Franklin Small-Mid
	Cap Growth Fund
	Shares	Amount
Class A Shares:
Six Months ended October 31, 2015
Shares sold	5,310,889	$201,878,861
Shares redeemed	(6,120,113)	(230,535,898)
Net increase (decrease)	(809,224)	$(28,657,037)
Year ended April 30, 2015
Shares sold	9,606,826	$377,655,732
Shares issued in reinvestment of distributions	10,740,727	372,273,602
Shares redeemed	(12,948,880)	(519,860,885)
Net increase (decrease)	7,398,673	$230,068,449
Class C Shares:
Six Months ended October 31, 2015
Shares sold	1,155,015	$34,845,332
Shares redeemed	(1,298,328)	(38,927,116)
Net increase (decrease)	(143,313)	$(4,081,784)
Year ended April 30, 2015
Shares sold	1,922,933	$61,150,043
Shares issued in reinvestment of distributions	3,007,899	82,897,682
Shares redeemed	(2,173,499)	(70,175,534)
Net increase (decrease)	2,757,333	$73,872,191

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Small-Mid
	Cap Growth Fund
	Shares	Amount
Class R Shares:
Six Months ended October 31, 2015
Shares sold	520,191	$18,768,981
Shares redeemed	(495,993)	(17,557,829)
Net increase (decrease)	24,198	$1,211,152
Year ended April 30, 2015
Shares sold	929,258	$35,571,744
Shares issued in reinvestment of distributions	531,661	17,385,302
Shares redeemed	(1,016,736)	(38,251,259)
Net increase (decrease)	444,183	$14,705,787
Class R6 Shares:
Six Months ended October 31, 2015
Shares sold	1,312,919	$53,303,377
Shares redeemed	(346,787)	(13,908,239)
Net increase (decrease)	966,132	$39,395,138
Year ended April 30, 2015
Shares sold	1,395,483	$59,630,680
Shares issued in reinvestment of distributions	675,017	24,968,887
Shares redeemed	(732,222)	(30,851,862)
Net increase (decrease)	1,338,278	$53,747,705
Advisor Class Shares:
Six Months ended October 31, 2015
Shares sold	1,422,721	$57,627,831
Shares redeemed	(1,854,804)	(74,634,544)
Net increase (decrease)	(432,083)	$(17,006,713)
Year ended April 30, 2015
Shares sold	2,813,541	$118,449,511
Shares issued in reinvestment of distributions	2,768,890	101,978,223
Shares redeemed	(3,553,308)	(148,311,011)
Net increase (decrease)	2,029,123	$72,116,723

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.25%	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

For Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$433,372	$85,222	$288,704	$36,528	$348,284
CDSC retained	$10,476	$2,940	$10,145	$16,550	$15,577

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Transfer agent fees	$1,628,441	$53,412	$481,558	$1,145,935	$1,929,167

f. Investments in Affiliated Management Investment Companies

The Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

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3. Transactions with Affiliates (continued)

f.	Investments in Affiliated Management Investment Companies (continued)

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Franklin Flex Cap Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	92,368,597	793,927,783	(666,251,417)	220,044,963	$220,044,963	$ —	$ —	0.99%
Franklin Focused Core Equity Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	8,816,207	48,305,987	(47,161,916)	9,960,278	$9,960,278	$ —	$ —	0.04%
Franklin Growth Opportunities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	31,128,570	163,233,149	(161,106,867)	33,254,852	$33,254,852	$ —	$ —	0.15%
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	403,720,936	606,475,080	(775,635,839)	234,560,177	$234,560,177	$ —	$ —	1.05%
Franklin Small-Mid Cap Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	190,809,825	473,942,178	(480,510,308)	184,241,695	$184,241,695	$ —	$ —	0.83%

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class do not exceed 1.00% and Class R6 does not exceed 0.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds, except Franklin Focused Core Equity Fund, do not exceed 0.01% until August 31, 2016. There were no Class R6 transfer agent fees waived during the period ended October 31, 2015.

h. Other Affiliated Transactions

At October 31, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin	Franklin	Franklin Growth	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap
Growth Fund	Equity Fund	Fund	Growth Fund

5.47%	17.49%	13.37%	1.84%

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2015, the deferred post-October capital losses and late-year ordinary losses were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin
	Flex Cap	Focused Core	Opportunities	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund

Realized capital losses	$—	$—	$—	$6,952,601
Late-year ordinary losses	$6,551,185	$109,546	$2,383,730	$4,043,161

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$2,294,985,721	$201,661,153	$908,760,447	$3,313,452,171	$2,916,422,569

Unrealized appreciation	$1,067,945,003	$20,617,839	$389,740,218	$421,137,937	$1,088,442,389
Unrealized depreciation	(39,364,957)	(10,414,392)	(24,279,143)	(396,313,143)	(146,204,467)
Net unrealized appreciation
(depreciation)	$1,028,580,046	$10,203,447	$365,461,075	$24,824,794	$942,237,922

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2015, were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund

Purchases	$1,131,121,967	$88,227,191	$265,111,075	$925,655,500	$849,450,510
Sales	$1,195,799,120	$15,430,798	$131,965,761	$634,068,823	$848,774,511

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2015, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
Franklin Growth Opportunities Fund
395,765	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A	5/06/15	$4,551,298	$4,551,298
268,600	Tanium Inc., pfd., G	9/14/15	4,000,233	4,000,233
	Total Restricted Securities (Value is 0.67% of Net Assets)		$8,551,531	$8,551,531
Franklin Small Cap Growth Fund
825,201	DraftKings Inc., pfd., D	8/07/15	$4,444,442	$4,444,442
2,029,318	DraftKings Inc., pfd., D-1	8/07/15	15,555,554	15,555,554
	Total Restricted Securities (Value is 0.64% of Net Assets)		$19,999,996	$19,999,996
Franklin Small-Mid Cap Growth Fund
660,161	DraftKings Inc., pfd., D	8/07/15	$3,555,555	$3,555,555
1,623,455	DraftKings Inc., pfd., D-1	8/07/15	12,444,448	12,444,448
	Total Restricted Securities (Value is 0.42% of Net Assets)		$16,000,003	$16,000,003

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for Franklin Small Cap Growth Fund for the period ended October 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value at
	at Beginning	Gross	Gross	at End	End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	Gain (Loss)
Non-Controlled Affiliates
2U Inc.	1,401,923	942,600	—	2,344,523	$49,188,093	$—	$—
Aratana Therapeutics Inc.	2,013,519	565,300	(5,200)	2,573,619	17,989,597	—	(17,219)
Bazaarvoice Inc.	4,314,900	409,900	—	4,724,800	20,930,864	—	—
Callidus Software Inc.	2,907,900	257,900	(299,400)	2,866,400	49,789,368	—	314,178
Callon Petroleum Co.	4,435,282	390,600	(612,900)	4,212,982	36,568,684	—	(505,763)
The Habit Restaurants Inc., A	—	710,200	—	710,200	16,959,576	—	—
Houlihan Lokey Inc.	—	827,300	—	827,300	18,126,143	—	—
The KEYW Holding Corp.	3,081,560	769,900	—	3,851,460	27,460,910	—	—
Lattice Semiconductor Corp.	7,451,500	2,044,600	—	9,496,100	43,492,138	—	—
M/I Homes Inc.	1,280,400	301,500	—	1,581,900	36,304,605	—	—
Nanometrics Inc.	2,431,800	162,900	—	2,594,700	39,647,016	—	—
Potbelly Corp.	1,640,851	61,700	(325,000)	1,377,551	—[a]	—	(4,229,249)
Revance Therapeutics Inc.	1,344,100	103,900	(258,700)	1,189,300	—[a]	—	391,965
Rex Energy Corp.	5,509,700	1,147,400	—	6,657,100	15,045,046	—	—
The Spectranetics Corp.	1,411,600	865,000	—	2,276,600	27,820,052	—	—
Sportsman’s Warehouse
Holdings Inc.	2,356,900	333,430	—	2,690,330	28,947,951	—	—
Tile Shop Holdings Inc.	2,625,700	377,100	—	3,002,800	43,570,628	—	—
US Ecology Inc.	1,024,990	115,600	(11,700)	1,128,890	44,263,777	408,506	(56,251)
Zoe’s Kitchen Inc.	1,025,400	164,900	(72,800)	1,117,500	38,475,525	—	607,445
Total Affiliated Securities (Value is 17.67% of Net Assets)					$554,579,973	$408,506	$(3,494,894)

[a]As of October 31, 2015, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2015, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Fair Value Measurements

The Trust follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Flex Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:
Pharmaceuticals, Biotechnology & Life Sciences	$413,213,945	$—	$987,462	$414,201,407
Other Equity Investments[a]	2,689,319,397	—	—	2,689,319,397
Short Term Investments	220,044,963	—	—	220,044,963
Total Investments in Securities	$3,322,578,305	$—	$987,462	$3,323,565,767
Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments:[a]	$201,904,322	$—	$—	$201,904,322
Short Term Investments	9,960,278	—	—	9,960,278
Total Investments in Securities	$211,864,600	$—	$—	$211,864,600
Franklin Growth Opportunities Fund
Assets:
Investments in Securities
Equity Investments:[b]
Health Care	$251,640,079	$—	$4,913,296	$256,553,375
Information Technology	396,016,261	—	4,000,233	400,016,494
Other Equity Investments[a]	584,396,801	—	—	584,396,801
Short Term Investments	33,254,852	—	—	33,254,852
Total Investments in Securities	$1,265,307,993	$—	$8,913,529	$1,274,221,522
Franklin Small Cap Growth Fund
Assets:
Investments in Securities
Equity Investments:[b]
Consumer Discretionary	$635,470,774	$—	$19,999,996	$655,470,770
Health Care	584,409,905	—	1,050,651	585,460,556
Other Equity Investments[a]	1,862,785,462	—	—	1,862,785,462
Short Term Investments	234,560,177	—	—	234,560,177
Total Investments in Securities	$3,317,226,318	$—	$21,050,647	$3,338,276,965

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	Level 1	Level 2	Level 3	Total
Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities
Equity Investments:[b]
Consumer Discretionary	$755,159,227	$—	$16,000,003	$771,159,230
Health Care	718,651,667	—	1,188,810	719,840,477
Other Equity Investments[a]	2,183,419,089	—	—	2,183,419,089
Short Term Investments	184,241,695	—	—	184,241,695
Total Investments in Securities	$3,841,471,678	$—	$17,188,813	$3,858,660,491

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common, preferred and convertible preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR American Depositary Receipt

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2015

Franklin Strategic Series

Franklin Biotechnology Discovery Fund
Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Economic and Market Overview	3
Franklin Biotechnology Discovery Fund	4
Franklin Natural Resources Fund	11
Financial Highlights and Statements of Investments	19
Financial Statements	35
Notes to Financial Statements	39
Shareholder Information	50

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy improved during the six months under review. Growth strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending. In contrast, non-manufacturing activities strengthened. The unemployment rate declined to 5.0% at period-end, the lowest level in more than seven years.1 Housing market data were mixed as existing home sales and prices rose, while new home sales slowed and mortgage rates edged higher. Retail sales grew modestly, driven by automobile and auto component sales. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the six-month period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would continue to monitor developments domestically and abroad.

Although U.S. stock markets experienced sell-offs at times during the period, investor confidence generally grew as corporate profits remained healthy, the Fed kept its target interest rate low, the eurozone economy improved, China implemented more stimulus measures and Greece reached an agreement with its creditors. Toward period-end, U.S. stocks rallied amid easing concerns about China’s economy and increased optimism that certain central banks might introduce additional stimulus measures. In this environment, the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index, generated a small, positive total return.

The foregoing information reflects our analysis and opinions as of October 31, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Biotechnology Discovery Fund

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2015. Effective at the close of market on July 8, 2014, the Fund closed to new investors with limited exceptions. Existing shareholders may continue to add money to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares had a -5.97% cumulative total return for the six months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, had a -2.52% total return.1 Also in comparison, the Standard & Poor’s 500 Index, which is a broad measure of the U.S. stock market, posted a +0.77% total return.1 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, produced a +2.86% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

Manager’s Discussion

During the six months under review, the performance of individual stocks within the Fund’s portfolio varied greatly, with several holdings reaching all-time highs and even delivering triple-digit percentage gains. However, the biotechnology industry remained subject to volatility surrounding trial drug results, and a few positions declined notably following adverse outcomes. Please keep in mind that volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating investments in or adding to securities we believe to be undervalued.

Key contributors to the Fund’s absolute performance included Celgene, Heron Therapeutics and Gilead Sciences. Celgene discovers, develops and sells therapies for treating cancer and immunological diseases. Its acquisition of Receptos provided Celgene with a new, strong pipeline product, Ozanimod, which is being developed for the treatment of inflammatory bowel disease and multiple sclerosis. An enhanced inflammation and immunology portfolio led Celgene to raise its long-term revenue and earnings guidance.

Heron Therapeutics formulates therapies for nausea, inflammation and pain management. Heron’s share price made a triple-digit percentage gain as investors perceived a strong potential for future earnings growth, sparked by the company’s

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 23.

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innovation in drug delivery technology. The company concluded a positive phase III trial for Sustol, a drug developed to prevent nausea that often follows chemotherapy, potentially leading to what we believe could be the company’s first regulatory approval. Heron also reported a positive phase II trial of HTX-011 in preventing post-operative pain for patients undergoing bunionectomy, and the company is evaluating it for broad-based use by patients undergoing various surgeries. We believe it may eventually emerge as a best-in-class local anesthetic by extending efficacy over a longer time period when compared with current standards.

Gilead Sciences discovers, develops and commercializes medicines to treat HIV/AIDS, liver diseases and serious cardiovascular and respiratory conditions. The company delivered stronger-than-expected second-quarter and third-quarter earnings results, driven by robust sales of hepatitis C drugs Sovaldi and Harvoni, and raised its 2015 guidance twice during the period. Additionally, Gilead announced positive phase III clinical study results for a once-daily, fixed-dose combination of sofosbuvir with velpatasvir for the treatments of genotype1-6 hepatitis C virus infection and for a once-daily, single-tablet regimen containing elvitegravir, cobicistat, emtricitabine and tenofovir alafenamide for patients with HIV. Further contributing to the share price appreciation was the company’s $10 billion bond issuance, which led many investors to believe that the company might make a large acquisition.

In contrast, key detractors from the Fund’s absolute performance included Puma Biotechnology, Biogen and Zafgen. Early-stage biotechnology firm Puma Biotechnology has been focused on clinical trials for Neratinib, a breast cancer treatment that could also have applications for other cancers. Puma’s shares declined as many investors became disappointed that the company has not been, and may not be, acquired due to several factors, including the potential for competition from Roche’s Perjeta and the risk that Neratinib may not be approved. Additionally, physicians were generally not enthusiastic about Neratinib because of gastrointestinal-related side effects and modest incremental efficacy. The company anticipated filing for regulatory approval of Neratinib for the treatment of HER2-positive breast cancer in 2016’s first quarter.

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets

Gilead Sciences Inc.	9.6%
Biotechnology
Celgene Corp.	9.1%
Biotechnology
Biogen Inc.	6.4%
Biotechnology
Amgen Inc.	5.3%
Biotechnology
Incyte Corp.	4.2%
Biotechnology
Regeneron Pharmaceuticals Inc.	3.9%
Biotechnology
BioMarin Pharmaceutical Inc.	2.9%
Biotechnology
Heron Therapeutics Inc., ord., wts. & 144A	2.9%
Biotechnology
Vertex Pharmaceuticals Inc.	2.5%
Biotechnology
Illumina Inc.	2.3%
Life Sciences Tools & Services

Biogen develops, manufactures and markets therapies for people living with neurological, autoimmune and hematologic disorders. The company’s share price fell after it reported weaker-than-expected second-quarter revenues, largely due to slower sales growth of multiple sclerosis drug Tecfidera, and lowered its full-year guidance. Further hurting investor sentiment was management turnover, notably the departure of the company’s research and development executive vice president. Additionally, the company announced mixed data for the six-milligram dose of its experimental Alzheimer’s disease drug aducanumab and disappointing development of certain drug pipeline programs, including neublastin in sciatica, Tysabri in stroke and in secondary-progressive multiple sclerosis, and anti-TWEAK in lupus nephritis. However, Biogen reported better-than-expected third-quarter earnings results and raised its full-year guidance. The company also announced a restructuring program that included workforce reduction and discontinuation of certain drug development programs as it sought to implement commercial initiatives to increase

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Tecfidera sales and to focus on pipeline opportunities for treating Alzheimer’s disease, spinal muscular atrophy and multiple sclerosis.

Zafgen is a biopharmaceutical company focused on the development of therapeutics for patients suffering from obesity and obesity-related disorders, including complex metabolic disorders. The company’s share price plunged in October after it issued a statement that a patient had died in its ongoing, double-blind, randomized, placebo-controlled phase III study evaluating beloranib for Prader-Willi syndrome, a rare genetic disorder that causes uncontrollable eating. The company reported the event to the U.S. Food and Drug Administration (FDA), which placed the drug on a partial clinical hold. However, the company had not received the autopsy report by period-end. The company is currently working with the FDA to expedite a review and understanding of this event. Beloranib is Zafgen’s leading drug candidate, and investors grew concerned that safety issues, such as pulmonary embolism and deep vein thrombosis, may prevent its regulatory approval and/or limit its commercial potential. It is also being developed for other indications, including obesity caused by hypothalamic injury and severe obesity in the general population.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Steven Kornfeld has been a portfolio manager of the Fund since September 2015, providing research and advice on the purchases and sales of individual securities and on portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FBDIX)	$171.42	$182.30	-$	10.88
C (FBTDX)	$169.25	$180.67	-$	11.42
R6 (FRBRX)	$174.99	$185.75	-$	10.76
Advisor (FTDZX)	$174.28	$185.12	-$	10.84

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	Operating Expenses[6]
A					1.00%
6-Month	-5.97%	-11.37%	$8,863
1-Year	+4.67%	-1.35%	$9,865	+0.78%
5-Year	+241.64%	+26.35%	$32,201	+25.50%
10-Year	+308.11%	+14.42%	$38,465	+13.27%
C					1.75%
6-Month	-6.32%	-7.26%	$9,274
1-Year	+3.87%	+2.87%	$10,287	+5.11%
Since Inception (3/4/14)	+10.75%	+6.34%	$11,075	+2.89%
R6					0.60%
6-Month	-5.79%	-5.79%	$9,421
1-Year	+5.04%	+5.04%	$10,504	+7.31%
Since Inception (5/1/13)	+86.25%	+28.23%	$18,625	+26.27%
Advisor[7]					0.75%
6-Month	-5.86%	-5.86%	$9,414
1-Year	+4.91%	+4.91%	$10,491	+7.17%
5-Year	+246.42%	+28.21%	$34,642	+27.35%
10-Year	+315.24%	+15.30%	$41,524	+14.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236. franklintempleton.com Semiannual Report | 7

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +294.19%
and +24.92%.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$940.30	$4.66
Hypothetical (5% return before expenses)	$1,000	$1,020.34	$4.85
C
Actual	$1,000	$936.80	$8.35
Hypothetical (5% return before expenses)	$1,000	$1,016.49	$8.69
R6
Actual	$1,000	$942.10	$2.89
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.00
Advisor
Actual	$1,000	$941.40	$3.49
Hypothetical (5% return before expenses)	$1,000	$1,021.52	$3.63

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.96%;
C: 1.72%; R6: 0.59%; and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Natural Resources Fund

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance Overview

The Fund’s Class A shares had a -23.46% cumulative total return for the six months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, had a -19.12% total return.1 Also in comparison, the S&P 500® Index, which is a broad measure of the U.S. stock market, posted a +0.77% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects, which benefited Fund performance late in the period under review. Furthermore, the Fund performed in line with certain other natural resources funds with similar strategies. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in metals and mining, chemicals, paper and forest products, and other related sectors.

Sector Overview

Global commodity prices declined during the six months under review due to increased supply, slower demand growth for certain commodities and investor concerns about a moderating global economic expansion. Additionally, U.S. dollar strength exacerbated the impact of weakening supply-and-demand fundamentals as market expectations for a Federal Reserve (Fed) interest rate increase amid other major central banks’ continued monetary easing contributed to the U.S. dollar’s appreciation against many foreign currencies.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 31.

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FRANKLIN NATURAL RESOURCES FUND

Crude oil prices were relatively stable in the period’s first two months as U.S. crude oil inventories and the number of active U.S. oil rigs declined, global demand grew and investors became concerned about occasional unrest in the Middle East. However, crude oil prices subsequently fell, dragging many energy-related stocks lower, as China’s disappointing economic data reignited fears about a slowing global economy. Additionally, reduced U.S. crude oil production was more than offset by several factors, including robust crude oil production in other parts of the world, notably Saudi Arabia and Iraq; the potential for increased exports from Iran; September’s seasonal maintenance-related downtime in U.S. refinery operations; and indications that the Fed may raise the federal funds target rate beginning in December. U.S. natural gas spot prices also fell for the period as investors grew concerned about meteorologists’ forecasts of a warm start to the North American winter at a time when inventory levels were relatively high. Natural gas inventories, whose accumulation has moderated with reduced drilling in U.S. shale basins, were set to enter the winter heating season at a five-year seasonal high. The elevated inventory level contributed to a price decline despite an increase in consumption from power plants switching from coal to natural gas, which has helped to partially offset a decline in residential and commercial demand.

Gold and silver prices declined for the period, despite some price strength in May, as low global inflation and a strong U.S. dollar dimmed the appeal of gold and silver as investments. Further hurting gold prices were solid U.S. economic growth and employment trends, which raised market expectations that the Fed would raise interest rates by the end of 2015. Prices for platinum and palladium, industrial metals widely used for automobile production, also declined for the six-month period amid concerns that demand from automobile manufacturers would slow along with decelerating vehicle sales in China and other parts of the world, with the notable exception of the U.S., which continued to experience robust demand trends. Many base metals reached multi-year price lows during the period, which significantly impacted related stocks, amid strong supply and fears of slowing demand as China’s economy moderated. Near period-end, however, production cuts from major industrial metals miners helped stem the declines in zinc and lead prices.

Manager’s Discussion

During the six months under review, the Fund’s performance was hindered by a global commodity market decline resulting from ample supply and slower demand growth for several mined commodities, as well as investors’ fears that China’s slower economic growth would lead to additional demand headwinds. Natural resources companies’ stocks declined as commodity prices fell, with a respite in the summer giving way to further declines for commodities and commodity-related stocks. Several industries experienced strong performance in early October, however, as many commodities and related stocks recovered from multi-year lows that appeared to overly discount market weakness. Following our opportunistic approach, we sought to take advantage of market volatility by adding to existing holdings or establishing new positions in securities we considered to be attractively valued.

The oil and gas exploration and production (E&P) industry was a leading detractor from the Fund’s absolute performance during the six-month period, as weakness in oil and natural gas prices led most E&P stocks to post double-digit percentage declines. Although the Fund’s E&P holdings performed in line with those of the index, an overweighting hurt the Fund’s performance relative to the benchmark S&P North American Natural Resources Index. Some of the biggest absolute and relative detractors were natural gas-focused companies, such as Rex Energy,2 Cabot Oil & Gas and Southwestern Energy. Cabot, in particular, also suffered from approval delays for the

2. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NATURAL RESOURCES FUND

Constitution pipeline that will provide an additional outlet for the company’s natural gas production into lucrative eastern U.S. markets. Anadarko Petroleum and Marathon Oil also hindered absolute and relative results as both companies faced questions related to striking a balance between funding sources, capital spending and production growth. Although most of the Fund’s E&P holdings suffered significant declines, our positions in Matador Resources2 and Callon Petroleum2 performed relatively well given the challenging environment and contributed to absolute and relative results as both companies benefited from improved drilling results in the Permian Basin of Texas.

The diversified metals and mining industry was a major detractor from absolute performance, as lower prices for most metals and fears about China’s economic slowdown hurt most mining companies’ share prices. Although the Fund’s overall metals and mining holdings performed better than those of the index, the industry underperformed the benchmark index, and our overweighting negatively impacted the Fund’s relative performance. Key individual detractors included copper and gold miner Freeport-McMoRan and foreign companies such as materials conglomerate Glencore2 (Switzerland) and diversified resource company Teck Resources (Canada). Each company carries debt levels that have increased investors’ concerns given further declines in commodity prices, though all three companies are taking steps to address these concerns through raising capital and reducing expenditures. Minerals, gas and oil producer BHP Billiton2 (Australia) also detracted from results as investors worried the company may reduce its dividend amid the decline in commodity prices. In contrast, key contributors included Sandfire Resources,2 an Australian mining and exploration company that benefited from exploration success near its existing mine in Australia.

Oil and gas equipment and services also detracted from the Fund’s absolute performance as low oil prices led producers to substantially curtail spending on development activity, resulting in a precipitous decline in the number of active U.S. drilling rigs. Smaller, less diversified companies were among the biggest decliners, along with any companies that had even modest levels of financial leverage. Key detractors from absolute and relative results included C&J Energy Services2 and Superior Energy Services, both of which suffered from declines in onshore U.S. development activity. In contrast, our overweighted position in Cameron International performed

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry, Country	Net Assets

Occidental Petroleum Corp.	4.7%
Integrated Oil & Gas, U.S.
Chevron Corp.	4.1%
Integrated Oil & Gas, U.S.
Anadarko Petroleum Corp.	4.0%
Oil & Gas Exploration & Production, U.S.
Exxon Mobil Corp.	3.9%
Integrated Oil & Gas, U.S.
Schlumberger Ltd.	3.9%
Oil & Gas Equipment & Services, U.S.
BHP Billiton PLC, ADR	3.4%
Diversified Metals & Mining, Australia
Noble Energy Inc.	2.7%
Oil & Gas Exploration & Production, U.S.
Cabot Oil & Gas Corp., A	2.7%
Oil & Gas Exploration & Production, U.S.
Pioneer Natural Resources Co.	2.6%
Oil & Gas Exploration & Production, U.S.
Concho Resources Inc.	2.6%
Oil & Gas Exploration & Production, U.S.

well and helped results after the company announced it had agreed to be acquired by Schlumberger (also a Fund holding).

Integrated oil and gas stocks, which are weighted heavily in the index, also declined but performed relatively well due to improved refining operations and dividend yield support, leading the Fund’s underweighting to also hurt relative results. Key relative detractors included an underweighting in Exxon Mobil, which outperformed other integrated oil and gas companies.

Oil and gas refining and marketing contributed to the Fund’s absolute performance, as all of the Fund’s industry holdings generated positive returns, notably independent petroleum refiner and marketer HollyFrontier, which benefited from lower feedstock costs, industry supply outages, healthy demand and robust margins. An overweighted position in HollyFrontier also helped the Fund’s performance relative to the index, though an underweighting in the industry detracted from relative results.

Key contributors to the Fund’s relative performance included an underweighting in the oil and gas storage and transportation industry, which performed poorly due to funding concerns and the sector’s lofty valuations after several years of strong

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Semiannual Report | 13

FRANKLIN NATURAL RESOURCES FUND

performance; a lack of holdings in the aluminum industry; and an overweighting in gold, which performed better than the index. Further supporting relative performance was the Fund’s cash position, which we strategically built during the summer months, when the stocks were performing well, and used by late September as we sought to purchase shares of what we considered attractively valued companies trading at lower prices.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FRNRX)	$24.08	$31.46	-$	7.38
C (FNCRX)	$23.23	$30.46	-$	7.23
R6 (N/A)	$25.80	$33.62	-$	7.82
Advisor (FNRAX)	$25.78	$33.63	-$	7.85

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[2]	Total Return[3]	$10,000 Investment[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A					1.03%	1.03%
6-Month	-23.46%	-27.86%	$7,214
1-Year	-26.85%	-31.05%	$6,895	-43.98%
5-Year	-28.26%	-7.53%	$6,761	-8.54%
10-Year	+7.18%	+0.10%	$10,100	-1.73%
C					1.78%	1.78%
6-Month	-23.74%	-24.50%	$7,550
1-Year	-27.38%	-28.11%	$7,189	-41.56%
5-Year	-30.74%	-7.08%	$6,926	-8.09%
10-Year	-0.09%	-0.01%	$9,991	-1.84%
R6					0.54%	0.55%
6-Month	-23.26%	-23.26%	$7,674
1-Year	-26.44%	-26.44%	$7,356	-40.19%
Since Inception
(9/20/13)	-31.01%	-16.12%	$6,899	-21.02%
Advisor					0.78%	0.78%
6-Month	-23.34%	-23.34%	$7,666
1-Year	-26.65%	-26.65%	$7,335	-40.36%
5-Year	-27.20%	-6.15%	$7,280	-7.17%
10-Year	+10.37%	+0.99%	$11,037	-0.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236. franklintempleton.com Semiannual Report | 15

FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least
8/31/16. Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN NATURAL RESOURCES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$765.40	$4.88
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58
C
Actual	$1,000	$762.60	$8.06
Hypothetical (5% return before expenses)	$1,000	$1,015.99	$9.22
R6
Actual	$1,000	$767.40	$2.44
Hypothetical (5% return before expenses)	$1,000	$1,022.37	$2.80
Advisor
Actual	$1,000	$766.60	$3.64
Hypothetical (5% return before expenses)	$1,000	$1,021.01	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.10%;
C: 1.82%; R6: 0.55%; and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Biotechnology Discovery Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$182.30	$129.27	$105.95	$76.22	$77.78	$65.08
Income from investment operations[a]:
Net investment income (loss)[b]	(0.54)	(1.09)	(1.07)	(0.76)	(0.75)	(0.80)
Net realized and unrealized gains (losses)	(10.34)	60.79	33.18	30.56	9.02	13.50
Total from investment operations	(10.88)	59.70	32.11	29.80	8.27	12.70
Less distributions from:
Net investment income	—	—	—	(0.07)	(0.52)	—
Net realized gains	—	(6.67)	(8.79)	—	(9.31)	—
Total distributions	—	(6.67)	(8.79)	(0.07)	(9.83)	—
Net asset value, end of period	$171.42	$182.30	$129.27	$105.95	$76.22	$77.78

Total return[c]	(5.97)%	46.81%	30.60%	39.12%	13.18%	19.51%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.97%	1.00%	1.10%	1.20%	1.26%	1.31%
Expenses net of waiver and payments by
affiliates	0.96%[e]	1.00%[e,f]	1.10%[e,f]	1.20%	1.26%	1.31%[e]
Net investment income (loss)	(0.56)%	(0.67)%	(0.82)%	(0.88)%	(1.03)%	(1.24)%

Supplemental data
Net assets, end of period (000’s)	$1,449,891	$1,601,906	$1,141,890	$653,718	$434,678	$402,112
Portfolio turnover rate	14.23%	41.43%	48.70%	33.64%	46.54%	235.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 19

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$180.67	$129.11	$159.15
Income from investment operations[b]:
Net investment income (loss)[c]	(1.25)	(2.38)	(0.34)
Net realized and unrealized gains (losses)	(10.17)	60.61	(29.70)
Total from investment operations	(11.42)	58.23	(30.04)
Less distributions from net realized gains	—	(6.67)	—
Net asset value, end of period	$169.25	$180.67	$129.11

Total return[d]	(6.32)%	45.76%	(18.88)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.73%	1.75%	1.82%
Expenses net of waiver and payments by affiliates[f]	1.72%	1.75%[g]	1.82%[g]
Net investment income (loss)	(1.32)%	(1.42)%	(1.52)%

Supplemental data
Net assets, end of period (000’s)	$23,380	$23,051	$5,486
Portfolio turnover rate	14.23%	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$185.75	$131.09	$104.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.17)	(0.45)	(0.49)
Net realized and unrealized gains (losses)	(10.59)	61.78	35.81
Total from investment operations	(10.76)	61.33	35.32
Less distributions from net realized gains	—	(6.67)	(8.79)
Net asset value, end of period	$174.99	$185.75	$131.09

Total return[d]	(5.79)%	47.40%	34.10%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.60%	0.60%	0.63%
Expenses net of waiver and payments by affiliates[f]	0.59%	0.60%[g]	0.63%[g]
Net investment income (loss)	(0.19)%	(0.27)%	(0.35)%

Supplemental data
Net assets, end of period (000’s)	$7,030	$76,436	$50,846
Portfolio turnover rate	14.23%	41.43%	48.70%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$185.12	$130.86	$106.86	$76.65	$78.15	$65.20
Income from investment operations[a]:
Net investment income (loss)[b]	(0.31)	(0.70)	(0.69)	(0.52)	(0.53)	(0.62)
Net realized and unrealized gains (losses)	(10.53)	61.63	33.48	30.80	9.05	13.57
Total from investment operations	(10.84)	60.93	32.79	30.28	8.52	12.95
Less distributions from:
Net investment income	—	—	—	(0.07)	(0.71)	—
Net realized gains	—	(6.67)	(8.79)	—	(9.31)	—
Total distributions	—	(6.67)	(8.79)	(0.07)	(10.02)	—
Net asset value, end of period	$174.28	$185.12	$130.86	$106.86	$76.65	$78.15

Total return[c]	(5.86)%	47.17%	31.02%	39.51%	13.51%	19.86%

Ratios to average net assets[d]
Expenses before waiver and payments by
affiliates	0.73%	0.75%	0.80%	0.91%	0.97%	1.02%
Expenses net of waiver and payments by
affiliates	0.72%[e]	0.75%[e,f]	0.80%[e,f]	0.91%	0.97%	1.02%[e]
Net investment income (loss)	(0.32)%	(0.42)%	(0.52)%	(0.59)%	(0.74)%	(0.95)%

Supplemental data
Net assets, end of period (000’s)	$149,084	$167,035	$91,012	$25,744	$9,330	$5,009
Portfolio turnover rate	14.23%	41.43%	48.70%	33.64%	46.54%	235.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Biotechnology Discovery Fund
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 96.6%
Biotechnology 82.3%
[a] Acadia Pharmaceuticals Inc.	United States	275,600	$9,596,392
[a] Acceleron Pharma Inc.	United States	209,300	6,532,253
[a,b] ADMA Biologics Inc.	United States	101,500	931,770
[a,b] Aduro Biotech Inc.	United States	142,480	3,848,385
[a,c] Aduro Biotech Inc., 144A	United States	227,573	6,146,747
[a] Alexion Pharmaceuticals Inc.	United States	213,500	37,576,000
[a] Alnylam Pharmaceuticals Inc.	United States	224,900	19,330,155
Amgen Inc.	United States	540,800	85,543,744
[a] Amicus Therapeutics Inc.	United States	736,100	5,520,750
[a] Anacor Pharmaceuticals Inc.	United States	250,059	28,109,132
[a] Anthera Pharmaceuticals Inc.	United States	1,020,762	5,889,797
[a,c] Aptose Biosciences Inc., 144A	Canada	488,883	2,807,932
[a] Aquinox Pharmaceuticals Inc.	Canada	436,900	6,680,201
[a,b] Arbutus Biopharma Corp.	Canada	674,000	3,707,000
[a,b,d]ARCA biopharma Inc.	United States	478,077	2,442,973
[a,d,e]ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	195,719
[a,b] Axovant Sciences Ltd.	United States	450,882	5,496,252
[a,b] Bellicum Pharmaceuticals Inc.	United States	284,000	3,552,840
[a] BioCryst Pharmaceuticals Inc.	United States	601,143	5,404,276
[a] Biogen Inc.	United States	356,761	103,642,638
[a] BioMarin Pharmaceutical Inc.	United States	410,256	48,016,362
[a,b] Biotie Therapies OYJ, ADR	Finland	79,540	1,042,769
[a] Bluebird Bio Inc.	United States	176,528	13,615,605
[a] Cara Therapeutics Inc.	United States	202,400	2,868,008
[a] Catalyst Pharmaceuticals Inc.	United States	841,915	2,660,451
[a] Celgene Corp.	United States	1,206,600	148,061,886
[a] Celldex Therapeutics Inc.	United States	1,343,229	16,199,342
[a,b] Cellectis SA, ADR	France	97,200	2,570,940
[a,b] ChemoCentryx Inc.	United States	697,408	4,874,882
[a] Concert Pharmaceuticals Inc.	United States	263,800	5,990,898
[a] CytomX Therapeutics Inc.	United States	118,700	1,234,480
[a,b] CytRx Corp.	United States	589,000	1,637,420
[a] Dyax Corp.	United States	201,200	5,539,036
[a] Dynavax Technologies Corp.	United States	307,670	6,987,186
[a,e] Edge Therapeutics Inc.	United States	517,946	8,334,787
[a] Edge Therapeutics Inc.	United States	184,900	3,306,012
[a,b] Eleven Biotherapeutics Inc.	United States	737,700	1,984,413
[a] Fate Therapeutics Inc.	United States	195,700	861,080
[a] FibroGen Inc.	United States	243,808	5,683,164
[a] Forward Pharma AS, ADR	Denmark	114,700	2,885,852
[a] Genocea Biosciences Inc.	United States	756,624	3,624,229
Gilead Sciences Inc.	United States	1,450,100	156,799,313
[a] GlycoMimetics Inc.	United States	341,400	2,249,826
[a] Halozyme Therapeutics Inc.	United States	426,600	6,676,290
[a,b,d]Heat Biologics Inc.	United States	624,200	2,534,252
[a,b] Heron Therapeutics Inc.	United States	1,486,710	40,765,588
[a,c] Heron Therapeutics Inc., wts., 144A, 7/01/16	United States	278,594	6,636,115
[a] Immune Design Corp.	United States	327,300	4,254,900
[a] ImmunoGen Inc.	United States	371,300	4,344,210
[a] Incyte Corp.	United States	577,400	67,861,822
[a] Inotek Pharmaceuticals Corp.	United States	571,500	6,223,635

franklintempleton.com		Semiannual Report | 23

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Biotechnology Discovery Fund (continued)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a,f] Intarcia Therapeutics Inc., DD	United States	80,195	$2,920,702
[a] Isis Pharmaceuticals Inc.	United States	235,500	11,339,325
[a] Karyopharm Therapeutics Inc.	United States	1,011,702	13,506,222
[a,b] Kite Pharma Inc.	United States	115,344	7,849,159
[a] La Jolla Pharmaceutical Co.	United States	364,300	9,103,857
[a] Lion Biotechnologies Inc.	United States	830,700	5,374,629
[a] MacroGenics Inc.	United States	246,000	7,643,220
[a,b] Mast Therapeutics Inc.	United States	3,753,603	1,656,090
[a] Mast Therapeutics Inc., wts., 6/14/18	United States	3,624,600	353,399
[a] Medivation Inc.	United States	736,008	30,956,496
[a] Mirati Therapeutics Inc.	United States	240,800	8,519,504
[a] Mirna Therapeutics Inc.	United States	566,838	3,276,324
[a,b] Natera Inc.	United States	316,300	2,609,475
[a,e] Natera Inc.	United States	158,662	1,178,065
[a] Neurocrine Biosciences Inc.	United States	493,900	24,245,551
[a] NewLink Genetics Corp.	United States	205,300	7,856,831
[a] Nivalis Therapeutics Inc.	United States	182,500	1,463,650
[a,e] Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	967,608
[a] Novavax Inc.	United States	1,179,900	7,964,325
[a,b] OncoMed Pharmaceuticals Inc.	United States	110,900	2,219,109
[a] Oncothyreon Inc.	United States	2,746,700	8,130,232
[a] Ophthotech Corp.	United States	123,032	6,142,988
[a,b] Orexigen Therapeutics Inc.	United States	1,669,123	5,074,134
[a,b] OvaScience Inc.	United States	250,154	3,244,497
[a] Pfenex Inc.	United States	532,384	9,625,503
[a] Portola Pharmaceuticals Inc.	United States	455,800	21,700,638
[a,b] Pronai Therapeutics Inc.	Canada	100,000	1,716,000
[a,b] ProQR Therapeutics NV	Netherlands	123,300	1,796,481
[a] PTC Therapeutics Inc.	United States	160,000	3,979,200
[a] Puma Biotechnology Inc.	United States	185,644	15,300,778
[a] Radius Health Inc.	United States	143,600	9,223,428
[a] Regeneron Pharmaceuticals Inc.	United States	113,209	63,101,565
[a,b] REGENXBIO Inc.	United States	25,200	389,592
[a] Retrophin Inc.	United States	576,494	11,028,330
[a] Sage Therapeutics Inc.	United States	339,370	17,046,555
[a] Sorrento Therapeutics Inc.	United States	132,951	1,148,697
[a] Stemline Therapeutics Inc.	United States	606,400	5,390,896
[a,b] Synergy Pharmaceuticals Inc.	United States	814,567	5,221,374
[a] Tesaro Inc.	United States	191,500	8,707,505
[a] Threshold Pharmaceuticals Inc.	United States	1,055,600	4,021,836
[a] Threshold Pharmaceuticals Inc., wts., 3/16/16	United States	190,476	102,857
[a] Threshold Pharmaceuticals Inc., wts., 2/12/20	United States	439,500	—
[a,b] Tokai Pharmaceuticals Inc.	United States	183,000	2,022,150
[a] Tonix Pharmaceuticals Holding Corp.	United States	147,281	972,055
[a] Trillium Therapeutics Inc.	Canada	158,100	2,409,444
[a] Vertex Pharmaceuticals Inc.	United States	324,500	40,478,130
[a] vTv Therapeutics Inc., A	United States	370,900	2,722,406
[a] Xencor Inc.	United States	339,701	3,678,962
[a] Zafgen Inc.	United States	554,026	5,335,270
			1,339,994,753

24 | Semiannual Report		franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Biotechnology Discovery Fund (continued)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Life Sciences Tools & Services 2.3%
[a] Illumina Inc.	United States	265,000	$37,969,200

Pharmaceuticals 12.0%
[a] Aclaris Therapeutics Inc.	United States	346,500	5,013,855
[a,b] Alcobra Ltd.	Israel	698,100	5,815,173
[a] Aratana Therapeutics Inc.	United States	546,000	3,816,540
[a] Carbylan Therapeutics Inc.	United States	566,050	2,037,780
[a,b] Cynapsus Therapeutics Inc.	Canada	565,300	9,056,106
[a] Dermira Inc.	United States	239,000	6,450,610
[a,b] Egalet Corp.	United States	958,800	7,958,040
[a,b] Flex Pharma Inc.	United States	138,600	1,570,338
[a] Foamix Pharmaceuticals Ltd.	Israel	413,800	2,950,394
[a,b] GW Pharmaceuticals PLC, ADR	United Kingdom	43,967	3,477,350
[a] Intra-Cellular Therapies Inc.	United States	185,800	8,890,530
[a] Jazz Pharmaceuticals PLC	United States	111,300	15,279,264
[a] Marinus Pharmaceuticals Inc.	United States	424,520	2,874,000
[a] The Medicines Co.	United States	586,300	20,074,912
[a,b] Nabriva Therapeutics AG, ADR	Austria	140,100	1,393,995
[a,b,e]NantKwest Inc.	United States	57,500	615,825
[a,f] NantKwest Inc., 144A	United States	409,274	4,383,325
[a] Neos Therapeutics Inc.	United States	214,800	3,041,568
[a] Nuvo Research Inc.	Canada	112,036	548,377
[a,c] Nuvo Research Inc., 144A	Canada	52,941	259,128
[a] Relypsa Inc.	United States	353,400	5,650,866
[a] Revance Therapeutics Inc.	United States	244,300	9,569,231
[a] Sagent Pharmaceuticals Inc.	United States	620,357	10,428,201
[a] SciClone Pharmaceuticals Inc.	United States	1,727,919	13,166,743
Shire PLC, ADR	Ireland	151,700	34,443,485
[a] TherapeuticsMD Inc.	United States	2,320,600	13,621,922
[a] Zogenix Inc.	United States	246,315	2,904,054
			195,291,612
Total Common Stocks and Other Equity Interests
(Cost $925,222,269)			1,573,255,565
Convertible Preferred Stocks (Cost $13,716,901) 0.8%
Pharmaceuticals 0.8%
[a,f] Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A	Netherlands	1,192,774	13,716,901
Total Investments before Short Term Investments
(Cost $938,939,170)			1,586,972,466

franklintempleton.com

Semiannual Report | 25

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Biotechnology Discovery Fund (continued)
		Shares/
	Country	Warrants	Value
Short Term Investments 7.7%
Money Market Funds (Cost $22,047,029) 1.4%
[a,g] Institutional Fiduciary Trust Money Market Portfolio	United States	22,047,029	$22,047,029
[h] Investments from Cash Collateral Received for Loaned Securities
(Cost $102,849,308) 6.3%
Money Market Funds 6.3%
[a,g] Institutional Fiduciary Trust Money Market Portfolio	United States	102,849,308	102,849,308
Total Investments (Cost $1,063,835,507) 105.1%			1,711,868,803
Other Assets, less Liabilities (5.1)%			(82,483,885)
Net Assets 100.0%			$1,629,384,918

See Abbreviations on page 49.

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2015. See Note 1(c).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $15,849,922, representing 0.97% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the aggregate value of these securities was $11,292,004, representing 0.69% of net assets.
fSee Note 7 regarding restricted securities.
gSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
hSee Note 1(c) regarding securities on loan.

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Natural Resources Fund
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$31.46	$39.79	$33.03	$35.81	$44.75	$33.15
Income from investment operations[a]:
Net investment income[b]	0.21	0.23	0.19	0.08	0.04	0.03
Net realized and unrealized gains (losses)	(7.59)	(8.27)	6.65	(2.86)	(8.72)	12.21
Total from investment operations	(7.38)	(8.04)	6.84	(2.78)	(8.68)	12.24
Less distributions from net investment
income	—	(0.29)	(0.08)	—	(0.26)	(0.64)
Net asset value, end of period	$24.08	$31.46	$39.79	$33.03	$35.81	$44.75

Total return[c]	(23.46)%	(20.07)%	20.74%	(7.76)%	(19.36)%	37.31%

Ratios to average net assets[d]
Expenses	1.10%[e]	1.08%[e,f]	1.07%[e,f]	1.08%	1.03%	1.00%
Net investment income	1.55%	0.67%	0.53%	0.26%	0.11%	0.07%

Supplemental data
Net assets, end of period (000’s)	$424,342	$572,518	$624,250	$628,722	$827,693	$1,153,098
Portfolio turnover rate	17.19%	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 27

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$30.46	$38.39	$32.02	$34.96	$43.87	$32.57
Income from investment operations[a]:
Net investment income (loss)[b]	0.11	(0.01)	(0.06)	(0.14)	(0.22)	(0.23)
Net realized and unrealized gains (losses)	(7.34)	(7.91)	6.43	(2.80)	(8.53)	11.98
Total from investment operations	(7.23)	(7.92)	6.37	(2.94)	(8.75)	11.75
Less distributions from net investment
income	—	(0.01)	—	—	(0.16)	(0.45)
Net asset value, end of period	$23.23	$30.46	$38.39	$32.02	$34.96	$43.87

Total return[c]	(23.74)%	(20.63)%	19.89%	(8.41)%	(19.91)%	36.30%

Ratios to average net assets[d]
Expenses	1.82%[e]	1.78%[e,f]	1.76%[e,f]	1.77%	1.73%	1.70%
Net investment income (loss)	0.83%	(0.03)%	(0.16)%	(0.43)%	(0.59)%	(0.63)%

Supplemental data
Net assets, end of period (000’s)	$93,810	$123,735	$126,651	$130,424	$176,036	$241,746
Portfolio turnover rate	17.19%	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

28 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.62	$42.58	$38.28
Income from investment operations[b]:
Net investment income[c]	0.29	0.46	0.19
Net realized and unrealized gains (losses)	(8.11)	(8.92)	4.31
Total from investment operations	(7.82)	(8.46)	4.50
Less distributions from net investment income	—	(0.50)	(0.20)
Net asset value, end of period	$25.80	$33.62	$42.58

Total return[d]	(23.26)%	(19.61)%	11.83%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.59%	0.55%	0.55%
Expenses net of waiver and payments by affiliates	0.55%	0.54%[f]	0.53%[f]
Net investment income	2.10%	1.21%	1.07%

Supplemental data
Net assets, end of period (000’s)	$379	$439	$939
Portfolio turnover rate	17.19%	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 29

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$33.63	$42.52	$35.31	$38.17	$47.58	$35.19
Income from investment operations[a]:
Net investment income[b]	0.26	0.35	0.31	0.21	0.16	0.14
Net realized and unrealized gains (losses)	(8.11)	(8.85)	7.10	(3.07)	(9.27)	12.98
Total from investment operations	(7.85)	(8.50)	7.41	(2.86)	(9.11)	13.12
Less distributions from net investment
income	—	(0.39)	(0.20)	—	(0.30)	(0.73)
Net asset value, end of period	$25.78	$33.63	$42.52	$35.31	$38.17	$47.58

Total return[c]	(23.34)%	(19.81)%	21.07%	(7.49)%	(19.10)%	37.70%

Ratios to average net assets[d]
Expenses	0.82%[e]	0.78%[e,f]	0.77%[e,f]	0.78%	0.73%	0.70%
Net investment income	1.83%	0.97%	0.83%	0.56%	0.41%	0.37%

Supplemental data
Net assets, end of period (000’s)	$63,870	$79,307	$94,651	$117,087	$235,810	$243,180
Portfolio turnover rate	17.19%	30.05%	21.03%	20.40%	26.75%	23.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

30 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Natural Resources Fund
	Country	Shares	Value
Common Stocks 95.9%
Coal & Consumable Fuels 0.1%
[a,b]Energy Coal Resources, 144A	United States	199,375	$—
[c,d]Peabody Energy Corp.	United States	34,376	439,669
			439,669
Commodity Chemicals 0.5%
Axiall Corp.	United States	156,300	3,165,075
Construction Materials 0.4%
Martin Marietta Materials Inc.	United States	15,700	2,435,855
Diversified Metals & Mining 12.2%
Antofagasta PLC	Chile	380,200	3,085,202
BHP Billiton PLC, ADR	Australia	606,400	19,556,400
First Quantum Minerals Ltd.	Zambia	217,500	1,161,065
Freeport-McMoRan Inc., B	United States	739,400	8,702,738
Glencore PLC	Switzerland	2,547,900	4,417,820
HudBay Minerals Inc.	Canada	774,900	4,023,992
[a]Imperial Metals Corp.	Canada	282,500	1,711,139
[a]Lundin Mining Corp.	Canada	1,177,700	3,972,052
[a]Nautilus Minerals Inc.	Canada	746,000	193,981
Rio Tinto PLC, ADR	United Kingdom	248,500	9,072,735
Sandfire Resources NL	Australia	963,767	4,356,326
[a]South32 Ltd.	Australia	1,402,900	1,465,289
[a]South32 Ltd., ADR	Australia	274,940	1,413,192
[c]Southern Copper Corp.	Mexico	134,900	3,744,824
Teck Resources Ltd., B	Canada	695,200	4,080,824
			70,957,579
Fertilizers & Agricultural Chemicals 0.8%
The Mosaic Co.	United States	142,400	4,811,696
Gold 4.8%
Agnico Eagle Mines Ltd.	Canada	136,200	3,849,912
Alamos Gold Inc., A	Canada	356,000	1,369,492
[a]B2Gold Corp.	Canada	2,440,700	2,631,935
Barrick Gold Corp.	Canada	374,800	2,882,212
G-Resources Group Ltd.	Hong Kong	61,293,060	1,376,013
Goldcorp Inc.	Canada	464,600	5,956,172
[a]Newcrest Mining Ltd.	Australia	300,000	2,632,924
[a]OceanaGold Corp.	Australia	1,349,310	2,579,844
Randgold Resources Ltd., ADR	Jersey Islands	71,000	4,747,770
			28,026,274
Integrated Oil & Gas 18.4%
BP PLC, ADR	United Kingdom	165,000	5,890,500
Chevron Corp.	United States	262,900	23,892,352
Exxon Mobil Corp.	United States	274,000	22,670,760
Occidental Petroleum Corp.	United States	370,000	27,579,800
[a,c]Petroleo Brasileiro SA, ADR	Brazil	302,400	1,475,712
Royal Dutch Shell PLC, A, ADR	United Kingdom	273,000	14,321,580
Total SA, B, ADR	France	232,500	11,213,475
			107,044,179

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Semiannual Report | 31

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Drilling 1.9%
Ensco PLC, A	United States	113,419	$1,886,158
[c]Noble Corp. PLC	United States	147,500	1,986,825
[a]Pioneer Energy Services Corp.	United States	1,002,322	2,315,364
Rowan Cos. PLC	United States	252,200	4,963,296
			11,151,643
Oil & Gas Equipment & Services 17.7%
Baker Hughes Inc.	United States	174,200	9,176,856
[a]C&J Energy Services Ltd.	United States	569,700	2,842,803
[a]Cameron International Corp.	United States	113,400	7,712,334
[a]Dril-Quip Inc.	United States	82,700	5,091,012
[a]FMC Technologies Inc.	United States	276,900	9,367,527
Halliburton Co.	United States	243,935	9,362,225
[a]Hornbeck Offshore Services Inc.	United States	151,800	2,050,818
Hunting PLC	United Kingdom	253,600	1,406,318
Oceaneering International Inc.	United States	225,200	9,462,904
[a]Oil States International Inc.	United States	96,500	2,895,965
[a]PHI Inc., non-voting	United States	103,400	1,968,736
[a]RigNet Inc.	United States	186,700	5,601,000
RPC Inc.	United States	240,300	2,650,509
Schlumberger Ltd.	United States	289,104	22,596,369
Superior Energy Services Inc.	United States	502,000	7,108,320
[a]Weatherford International PLC	United States	395,800	4,052,992
			103,346,688
Oil & Gas Exploration & Production 33.6%
Anadarko Petroleum Corp.	United States	349,200	23,354,496
Cabot Oil & Gas Corp., A	United States	714,000	15,500,940
[a]Callon Petroleum Co.	United States	330,500	2,868,740
Canadian Natural Resources Ltd.	Canada	431,000	9,994,203
Cimarex Energy Co.	United States	38,200	4,509,892
[a]Cobalt International Energy Inc.	United States	385,600	2,957,552
[a]Concho Resources Inc.	United States	130,200	15,091,482
Devon Energy Corp.	United States	96,600	4,050,438
[a]Diamondback Energy Inc.	United States	117,200	8,654,048
EOG Resources Inc.	United States	168,400	14,457,140
EQT Corp.	United States	149,600	9,884,072
[a]Gran Tierra Energy Inc.	Colombia	1,191,700	2,860,080
[a]Gulfport Energy Corp.	United States	147,600	4,497,372
Hess Corp.	United States	165,900	9,325,239
Marathon Oil Corp.	United States	776,000	14,262,880
[a]Matador Resources Co.	United States	206,946	5,320,582
Noble Energy Inc.	United States	443,300	15,887,872
[a]Ophir Energy PLC	United Kingdom	1,750,000	2,587,951
Pioneer Natural Resources Co.	United States	111,000	15,222,540
[a]Rex Energy Corp.	United States	1,246,600	2,817,316
[a]Rice Energy Inc.	United States	252,400	3,851,624
SM Energy Co.	United States	146,500	4,885,775
[a]Southwestern Energy Co.	United States	252,400	2,786,496
			195,628,730

32 | Semiannual Report

franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Refining & Marketing 3.7%
HollyFrontier Corp.	United States	72,900	$3,569,913
Marathon Petroleum Corp.	United States	97,600	5,055,680
Phillips 66	United States	93,400	8,317,270
Valero Energy Corp.	United States	66,600	4,390,272
			21,333,135
Oil & Gas Storage & Transportation 1.2%
Kinder Morgan Inc.	United States	183,500	5,018,725
Tallgrass Energy GP LP	United States	75,100	1,797,894
			6,816,619
Precious Metals & Minerals 0.6%
Tahoe Resources Inc.	United States	401,800	3,355,632
Total Common Stocks (Cost $617,712,208)			558,512,774
Convertible Preferred Stocks 0.4%
Oil & Gas Exploration & Production 0.4%
Sanchez Energy Corp., 4.875%, cvt. pfd., A	United States	92,900	1,498,012
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	54,500	894,345
Total Convertible Preferred Stocks (Cost $7,072,693)			2,392,357
Preferred Stocks (Cost $2,376,164) 0.0%
Coal & Consumable Fuels 0.0%
[a,b]Energy Coal Resources, 144A, pfd.	United States	29,847	—

		Principal
		Amount

Convertible Bonds (Cost $3,456,334) 0.5%
Oil & Gas Exploration & Production 0.5%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	$4,787,000	3,096,591
Total Investments before Short Term Investments
(Cost $630,617,399)			564,001,722

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Semiannual Report | 33

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Short Term Investments 4.6%
Money Market Funds (Cost $20,274,266) 3.5%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	20,274,266	$20,274,266
[f] Investments from Cash Collateral Received for Loaned Securities
(Cost $6,067,796) 1.1%
Money Market Funds 1.1%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	6,067,796	6,067,796
Total Investments (Cost $656,959,461) 101.4%			590,343,784
Other Assets, less Liabilities (1.4)%			(7,943,409)
Net Assets 100.0%			$582,400,375

See Abbreviations on page 49.

aNon-income producing.
bSee Note 7 regarding restricted securities.
cA portion or all of the security is on loan at October 31, 2015. See Note 1(c).
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.

34 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
October 31, 2015 (unaudited)

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$931,035,902	$630,617,399
Cost - Non-controlled affiliates (Notes 3f and 8)	132,799,605	26,342,062
Total cost of investments	$1,063,835,507	$656,959,461
Value - Unaffiliated issuers	$1,581,799,522	$564,001,722
Value - Non-controlled affiliates (Notes 3f and 8)	130,069,281	26,342,062
Total value of investments*	1,711,868,803	590,343,784
Receivables:
Investment securities sold (includes securities loaned in the amount of $1,128,262 and $—,
respectively)	30,327,748	628,598
Capital shares sold	922,407	1,552,114
Dividends and interest	276,030	442,508
Due from custodian	113,425	—
Other assets	527	32,773
Total assets	1,743,508,940	592,999,777
Liabilities:
Payables:
Investment securities purchased	6,804,298	3,048,300
Capital shares redeemed	2,750,903	767,522
Management fees	770,525	241,343
Distribution fees	306,534	170,747
Transfer agent fees	387,782	216,021
Payable upon return of securities loaned	102,962,733	6,067,796
Accrued expenses and other liabilities	141,247	87,673
Total liabilities	114,124,022	10,599,402
Net assets, at value	$1,629,384,918	$582,400,375
Net assets consist of:
Paid-in capital	$855,946,385	$723,214,952
Undistributed net investment income (loss)	(11,866,473)	4,865,196
Net unrealized appreciation (depreciation)	648,033,296	(66,617,886)
Accumulated net realized gain (loss)	137,271,710	(79,061,887)
Net assets, at value	$1,629,384,918	$582,400,375

*Includes securities loaned	$96,079,420	$5,964,243

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 35

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Class A:
Net assets, at value	$1,449,890,875	$424,341,997
Shares outstanding	8,458,133	17,622,160
Net asset value per share[a]	$171.42	$24.08
Maximum offering price per share (net asset value per share ÷ 94.25%)	$181.88	$25.55
Class C:
Net assets, at value	$23,380,079	$93,809,655
Shares outstanding	138,142	4,037,778
Net asset value and maximum offering price per share[a]	$169.25	$23.23
Class R6:
Net assets, at value	$7,030,176	$379,125
Shares outstanding	40,175	14,693
Net asset value and maximum offering price per share	$174.99	$25.80
Advisor Class:
Net assets, at value	$149,083,788	$63,869,598
Shares outstanding	855,417	2,477,940
Net asset value and maximum offering price per share	$174.28	$25.78

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
36 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations
for the six months ended October 31, 2015 (unaudited)

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Investment income:
Dividends	$2,252,688	$8,373,678
Interest	—	85,377
Income from securities loaned	1,582,429	57,500
Total investment income	3,835,117	8,516,555
Expenses:
Management fees (Note 3a)	5,501,422	1,572,480
Distribution fees: (Note 3c)
Class A	2,011,470	664,178
Class C	129,233	516,165
Transfer agent fees: (Note 3e)
Class A	1,043,748	656,714
Class C	16,129	143,131
Class R6	413	71
Advisor Class	108,758	91,426
Custodian fees (Note 4)	9,226	6,391
Reports to shareholders	94,324	78,827
Registration and filing fees	90,166	62,573
Professional fees	28,167	20,959
Trustees’ fees and expenses	8,964	4,111
Other	32,031	10,925
Total expenses	9,074,051	3,827,951
Expense reductions (Note 4)	(39)	—
Expenses waived/paid by affiliates (Note 3f and 3g)	(87,950)	(17,896)
Net expenses	8,986,062	3,810,055
Net investment income (loss)	(5,150,945)	4,706,500
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	45,066,684	(42,543,370)
Non-controlled affiliates (Note 8)	3,649,601	—
Foreign currency transactions	13,108	(63,739)
Net realized gain (loss)	48,729,393	(42,607,109)
Net change in unrealized appreciation (depreciation) on:
Investments	(155,553,756)	(143,768,809)
Translation of other assets and liabilities denominated in foreign currencies	(13,108)	(15,223)
Net change in unrealized appreciation (depreciation)	(155,566,864)	(143,784,032)
Net realized and unrealized gain (loss)	(106,837,471)	(186,391,141)
Net increase (decrease) in net assets resulting from operations	$(111,988,416)	$(181,684,641)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 37

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Biotechnology Discovery Fund		Natural Resources Fund
	Six Months Ended		Six Months Ended
	October 31, 2015	Year Ended	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(5,150,945)	$(10,534,293)	$4,706,500	$4,425,478
Net realized gain (loss)	48,729,393	141,646,169	(42,607,109)	7,959,520
Net change in unrealized appreciation
(depreciation)	(155,566,864)	467,574,872	(143,784,032)	(169,659,474)
Net increase (decrease) in net assets
resulting from operations	(111,988,416)	598,686,748	(181,684,641)	(157,274,476)
Distributions to shareholders from:
Net investment income:
Class A	—	—	—	(4,357,432)
Class C	—	—	—	(26,149)
Class R6	—	—	—	(8,714)
Advisor Class	—	—	—	(881,303)
Net realized gains:
Class A	—	(56,613,547)	—	—
Class C	—	(651,107)	—	—
Class R6	—	(2,490,471)	—	—
Advisor Class	—	(5,889,371)	—	—
Total distributions to shareholders	—	(65,644,496)	—	(5,273,598)
Capital share transactions: (Note 2)
Class A	(57,232,170)	(1,965,528)	(14,406,380)	66,759,221
Class C	2,205,853	13,282,238	(579,413)	19,081,993
Class R6	(63,850,935)	3,829,454	44,804	(273,768)
Advisor Class	(8,177,113)	31,005,366	3,026,743	6,489,242
Total capital share transactions	(127,054,365)	46,151,530	(11,914,246)	92,056,688
Net increase (decrease) in net assets	(239,042,781)	579,193,782	(193,598,887)	(70,491,386)
Net assets:
Beginning of period	1,868,427,699	1,289,233,917	775,999,262	846,490,648
End of period	$1,629,384,918	$1,868,427,699	$582,400,375	$775,999,262
Undistributed net investment income (loss) included
in net assets:
End of period	$(11,866,473)	$(6,715,528)	$4,865,196	$158,696

38 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Biotechnology Discovery Fund was closed to new investors with limited exceptions effective at the close of market July 8, 2014.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional

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Semiannual Report | 39

FRANKLIN	STRATEGIC SERIES
NOTES TO	FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued) back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and uninvested cash is included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending

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agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Securities lending transactions are accounted for as secured borrowing transactions. The securities out on loan represent the collateral pledged by the Fund, and the cash collateral received for the loaned securities represents the amount borrowed by the Fund. At October 31, 2015, the Funds’ secured borrowing transactions were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Securities lending transactions[a]:
Equity investments[b]	$102,962,733	$6,067,796

aThe agreements open at period end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended October 31, 2015
Shares sold	565,757	$108,215,553	2,357,111	$61,400,627
Shares redeemed	(894,885)	(165,447,723)	(2,932,066)	(75,807,007)
Net increase (decrease)	(329,128)	$(57,232,170)	(574,955)	$(14,406,380)
Year ended April 30, 2015
Shares sold	1,717,680	$276,277,147	7,090,471	$217,913,005
Shares issued in reinvestment of distributions	326,778	53,156,888	160,621	4,176,142
Shares redeemed	(2,090,836)	(331,399,563)	(4,744,194)	(155,329,926)
Net increase (decrease)	(46,378)	$(1,965,528)	2,506,898	$66,759,221
Class C Shares:
Six Months ended October 31, 2015
Shares sold	23,391	$4,504,806	570,080	$14,250,626
Shares redeemed	(12,835)	(2,298,953)	(594,078)	(14,830,039)
Net increase (decrease)	10,556	$2,205,853	(23,998)	$(579,413)
Year ended April 30, 2015
Shares sold	99,120	$15,615,834	1,797,408	$52,747,509
Shares issued in reinvestment of distributions	4,011	648,558	992	25,030
Shares redeemed	(18,036)	(2,982,154)	(1,035,528)	(33,690,546)
Net increase (decrease)	85,095	$13,282,238	762,872	$19,081,993
Class R6 Shares:
Six Months ended October 31, 2015
Shares sold	14,185	$2,577,385	2,396	$64,585
Shares redeemed	(385,504)	(66,428,320)	(753)	(19,781)
Net increase (decrease)	(371,319)	$(63,850,935)	1,643	$44,804
Year ended April 30, 2015
Shares sold	57,247	$9,282,687	1,857	$71,787
Shares issued in reinvestment of distributions	15,044	2,490,471	312	8,649
Shares redeemed	(48,654)	(7,943,704)	(11,163)	(354,204)
Net increase (decrease)	23,637	$3,829,454	(8,994)	$(273,768)
Advisor Class Shares:
Six Months ended October 31, 2015
Shares sold	114,459	$21,729,002	667,307	$18,112,074
Shares redeemed	(161,347)	(29,906,115)	(547,668)	(15,085,331)
Net increase (decrease)	(46,888)	$(8,177,113)	119,639	$3,026,743
Year ended April 30, 2015
Shares sold	470,819	$73,058,064	1,438,440	$50,510,303
Shares issued in reinvestment of distributions	29,024	4,790,912	28,618	794,445
Shares redeemed	(293,017)	(46,843,610)	(1,334,841)	(44,815,506)
Net increase (decrease)	206,826	$31,005,366	132,217	$6,489,242

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	up to and including $100 million
0.650%	over $100 million, up to and including $200 million
0.635%	over $200 million, up to and including $250 million
0.585%	over $250 million, up to and including $700 million
0.550%	over $700 million, up to and including $1.2 billion
0.525%	over $1.2 billion, up to and including $7.5 billion
0.515%	over $7.5 billion, up to and including $10 billion
0.505%	over $10 billion, up to and including $12.5 billion
0.495%	over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion.

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$152,523	$162,865
CDSC retained	$5,094	$15,612

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Transfer agent fees	$499,868	$455,750

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f. Investments in Affiliated Management Investment Companies

The Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at End	Investment	Realized	Held at End
Underlying Funds	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Franklin Biotechnology
Discovery Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	117,766,042	261,324,107	(254,193,812)	124,896,337	$124,896,337	$ —	$ —	0.56%
Franklin Natural Resources Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	52,015,256	74,138,488	(99,811,682)	26,342,062	$26,342,062	$ —	$ —	0.12%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2016. For Franklin Biotechnology Discovery Fund, there were no Class R6 transfer agent fees waived during the period ended October 31, 2015.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2015, Franklin Natural Resources Fund had capital loss carryforwards of $12,737,677 expiring in 2018.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, Franklin Natural Resources Fund deferred post-October capital losses of $13,569,447.

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5. Income Taxes (continued)

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Cost of investments	$1,073,508,737	$672,086,081

Unrealized appreciation	$752,890,860	$82,703,926
Unrealized depreciation	(114,530,794)	(164,446,224)
Net unrealized appreciation (depreciation)	$638,360,066	$(81,742,298)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2015, were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Purchases	$258,489,499	$128,522,357
Sales	$316,803,279	$105,116,857

7. Restricted Securities

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2015, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Biotechnology Discovery Fund
1,192,774	Acerta Pharma BV, 8.00%, cvt. pfd., B, 144A	5/06/15	$13,716,901	$13,716,901
80,195	Intarcia Therapeutics Inc., DD	3/26/14	2,597,516	2,920,702
409,274	NantKwest Inc., 144A	6/05/15	7,856,846	4,383,325
	Total Restricted Securities (Value is 1.29% of Net Assets)		$24,171,263	$21,020,928
Franklin Natural Resources Fund
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$741,939	$—
29,847	Energy Coal Resources, 144A, pfd.	3/17/09	2,376,164	—
	Total Restricted Securities (Value is 0.00% of Net Assets)		$3,118,103	$—

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Biotechnology Discovery Fund for the period ended October 31, 2015, were as shown below.

	Number of			Number of
	Shares/			Shares/
	Warrants Held			Warrants	Value at
	at Beginning	Gross	Gross	Held at End	End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	Gain (Loss)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
ARCA biopharma Inc.	—	3,346,547	(2,868,470)[a]	478,077	$2,442,973	$—	$—
ARCA biopharma Inc.,
wts., 6/16/22	—	1,338,619	—	1,338,619	195,719	—	—
Heat Biologics Inc.	624,200	—	—	624,200	2,534,252	—	—
Heron Therapeutics Inc.	1,664,710	33,200	(211,200)	1,486,710	—[b]	—	3,649,601
Heron Therapeutics Inc.,
wts., 144A, 7/01/16	278,594	—	—	278,594	—[b]	—	—
Total Affiliated Securities (Value is 0.32% of Net Assets)					$5,172,944	$—	$3,649,601

[a]Gross reduction was the result of a corporate action.
[b]As of October 31, 2015 no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2015, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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10. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$1,313,158,754	$13,239,118	$13,596,881	$1,339,994,753
Pharmaceuticals	190,292,462	—	18,716,051	209,008,513
Other Equity Investments[b]	37,969,200	—	—	37,969,200
Short Term Investments	124,896,337	—	—	124,896,337
Total Investments in Securities	$1,666,316,753	$13,239,118	$32,312,932	$1,711,868,803

Franklin Natural Resources Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Gold	$26,650,261	$1,376,013	$—	$28,026,274
Oil & Gas Exploration & Production	195,628,730	1,498,012	894,345	198,021,087
Other Equity Investments[b]	334,857,770	—	—[c]	334,857,770
Convertible Bonds	—	3,096,591	—	3,096,591
Short Term Investments	26,342,062	—	—	26,342,062
Total Investments in Securities	$583,478,823	$5,970,616	$894,345	$590,343,784

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At October 31, 2015, the reconciliation of assets is as follows:

											Net Change
											in Unrealized
	Balance						Net	Net			Appreciation
	at			Transfers	Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning			Into	Out of	Cost Basis	Gain	Appreciation	at End		on Assets Held
	of Period	Purchases	Sales	Level 3	Level 3[a] Adjustments		(Loss) (Depreciation)		of Period		at Period End
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Biotechnology	$24,570,623	$—	$—	$—	$(5,920,248)	$—	$—	$(5,053,494)	$13,596,881	[c]	$(151,159)
Pharmaceuticals	—	23,011,247	—	—	—	—	—	(4,295,196)	18,716,051		(4,295,197)
Total Investments in
Securities	$24,570,623	$23,011,247	$—	$—	$(5,920,248)	$—	$—	$(9,348,690)	$32,312,932		$(4,446,356)

aThe investments were transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
bIncludes common and preferred stocks as well as other equity investments.
cIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2015, are as follows:

					Impact to Fair
	Fair Value at			Amount/	Value if Input
Description	End of Period	Valuation Technique	Unobservable Inputs	Range	Increases[a]
Franklin Biotechnology
Discovery Fund
Assets:
Investments in Securities
Equity Investments:
Biotechnology	$11,255,489	Discounted	Cash
		Flow Model	Free Cash Flow	$13,742.9 (mil)	Increase
			Cost of Equity	12.5%	Decrease
			Probability Rate	75%	Increase
		Market comparables	Discount for lack
			of marketability	10-35%	Decrease
Pharmaceutical	4,383,325	Market comparables	Discount for lack
			of marketability	10%	Decrease
All Other Investments[b]	16,674,118
Total	$32,312,932

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GP	Graduated Payment

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FRANKLIN STRATEGIC SERIES

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2015

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Franklin Strategic Income Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	40
Notes to Financial Statements	44
Shareholder Information	57

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Strategic Income Fund

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, convertible securities and municipal securities.

Performance Overview

The Fund’s Class A shares had a -3.66% cumulative total return for the six months under review. In comparison, the Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, had a -0.10% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, had a -1.94% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

U.S. economic growth improved during the six months under review. The economy strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending, which hindered growth. In contrast, non-manufacturing activities expanded during the six-month period, contributing to new jobs and helping drive down the unemployment rate to 5.0% at period-end, the lowest level in more than seven years.3 Housing market data were mixed as existing home sales and prices rose, but new home sales slowed and mortgage rates edged up. Retail sales grew modestly, driven by automobile and auto component sales. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the six-month period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would monitor developments domestically and abroad.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It began at 2.05% in April and rose to a period high of 2.50% in June based partly on upbeat domestic and eurozone economic data as well as Greece’s agreement with its international creditors. However, the yield declined to a period low of 1.99% in early October and ended the period higher at 2.16%. The yield movements seemed to reflect investor uncertainty as they sought less risky assets given concerns about the Fed’s timing for raising interest rates and events in China. Hopes of additional stimulus measures from the global central banks to boost their respective economies and diminished concerns over the Chinese economy also affected Treasury yields.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 10/31/15, this category consisted of 296 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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FRANKLIN STRATEGIC INCOME FUND

Portfolio Breakdown*
Based on Total Net Assets
	10/31/15	4/30/15
High Yield Corporate Bonds &
Preferred Securities	29.4%	31.7%
Floating Rate Loans	20.1%	20.4%
International Government & Agency Bonds
(Non-$US)	14.3%	15.0%
Investment-Grade Corporate Bonds &
Preferred Securities	10.4%	6.5%
Mortgage-Backed Securities	4.7%	5.4%
Commercial Mortgage-Backed Securities	3.6%	3.1%
International Government &
Agency Bonds ($US)	3.3%	3.3%
U.S. Treasury Securities	3.3%	2.3%
Municipal Bonds	3.2%	4.1%
Other	1.5%	0.3%
Equities	0.2%	0.1%
Asset-Backed Securities	0.0%**	0.0%**
Convertible Securities	0.0%**	0.0%**
Short-Term Investments & Other Net Assets	5.8%	7.9%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the SOI.
**Rounds to less than 0.1% of total net assets.

During the period, global financial markets were broadly influenced by growth in the U.S., economic moderation in China, quantitative easing measures from the Bank of Japan and the European Central Bank (ECB), a sharp decline in oil prices and a protracted depreciation of emerging market currencies. For example, global volatility increased significantly in July and August with sharp declines in the bond markets and currencies of several emerging market countries. Over the six-month period, the U.S. dollar strengthened against the euro, Japanese yen, and a vast number of developed and emerging market currencies.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income markets in sectors that may include high yield and investment-grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Over the past six months, financial market volatility rose due to several driving forces. Although U.S. economic growth showed underlying strength and Europe continued to exhibit signs of recovery, investors’ outlooks across many emerging markets became cloudier, led by concerns of a potentially more significant slowdown in Chinese economic growth. In addition, continued supply increases from the Organization of the Petroleum Exporting Countries weighed on oil prices, and other commodity prices also weakened, further dampening the economic outlook for countries with significant commodity exports. In terms of government financial policy, while Europe and Japan continued to support their quantitative easing programs, during September the Fed surprised financial markets by not increasing interest rates as it alluded to market concerns over global economic growth and heightened financial market volatility. In this environment, developed market government bond yields generally declined through the third quarter, although longer U.S. rates rose slightly following a Treasury sell-off in October. At the same time, equity markets came under significant pressure during the third quarter, only to rebound in October. For example, the Standard & Poor’s 500 Index delivered a slightly positive total return for the past six months, after having dropped more than 10% during the third quarter.1 With the prospect for U.S. growth and the potential for domestic short-term rate increases, the U.S. dollar strengthened during the reporting period versus certain developed and developing market currencies.

The Fund posted a negative total return for the review period, lagging the performance of its peers in the Lipper Multi-Sector Income Funds Classification Average as well as the more Treasury-sensitive Barclays U.S. Aggregate Bond Index. Given the decline in longer term rates during the period, longer duration U.S. fixed income securities performed well. Additionally, high yield corporate bonds, and leveraged loans to a lesser extent, underperformed the benchmark index as did certain non-U.S. dollar government bond sectors due to a stronger U.S. dollar. Consequently, relative to its benchmarks, the

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FRANKLIN STRATEGIC INCOME FUND

Fund’s heavier weighting to high yield and global bonds detracted from performance, as did its lower U.S. interest rate duration. Conversely, the Fund’s net short positions in the Japanese yen and the euro, through the use of currency forward contracts, aided returns given weakness in these two currencies relative to the U.S. dollar. Also, the Fund’s position in Ukrainian government bonds benefited returns as those securities rose following a bondholder restructuring agreement that the market received favorably.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

In the corporate bond sector, U.S. dollar strength and significant weakness in commodity-oriented sectors continued to negatively impact 2015 earnings. Although high yield default rates increased from their cycle lows, overall, trailing defaults remained below historical averages. Mergers and acquisitions remained active, although many acquisitions were proposed by strategic buyers rather than through private equity-led leveraged buyouts. From a technical trading standpoint, investor redemptions from high yield and corporate loan retail funds placed additional pressure on price levels in those sectors, while a heavy 2015 supply calendar weighed on the investment-grade corporate market. As a result of these factors, yield spreads across the corporate sectors generally widened during the period, though an October bounce-back allowed for some tightening in spreads toward period-end. We expect stress on commodity-related issuers to lead to rising default rates going into 2016. However, at period-end we saw what we considered attractive longer term value in the high yield sector. In our analysis, with spreads for investment-grade corporates cheap compared to their longer term averages, we added to this sector during the period. Finally, while leveraged loans outperformed high yield during the period, given current valuations and considering that sector’s typically lower sensitivity to increases in interest rates, we maintained significant exposure to these loans.

Dividend Distributions*
5/1/15–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	3.75	3.41	3.54	4.07	3.96
June	3.60	3.27	3.40	3.91	3.81
July	3.76	3.43	3.55	4.08	3.97
August	3.80	3.47	3.60	4.11	4.01
September	3.79	3.47	3.59	4.08	3.98
October	3.78	3.46	3.58	4.08	3.98
Total	22.48	20.51	21.26	24.33	23.71

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Internationally, the U.S. dollar continued to generally strengthen during the period, negatively impacting our non-U.S. dollar global bond positions. However, certain currencies traded near historical lows relative to the U.S. dollar, which in our view created attractive long-term value. Consequently, we added to select positions in non-U.S. dollar government bonds during the period, although overall exposure to this sector ended the period slightly lower. Weakness in the yen and euro benefited the Fund given our short positions in these currencies, which we maintained using currency forward contracts. Although the Fund held a fairly modest exposure to hard currency emerging market bonds, our position in Ukrainian debt securities contributed to Fund performance as bondholders negotiated a favorable exchange settlement with the Ukrainian government during the period.

With relatively flat longer term U.S. rates, the more interest rate-sensitive fixed income sectors such as Treasuries, agencies and mortgage-backed securities generally posted modest positive returns during the period. The Fund maintained a lower exposure to these sectors, but we reduced our exposure to agency mortgage-backed securities and increased our weighting in Treasuries, commercial mortgage-backed securities and residential mortgage-backed securities. Although municipal bonds provided relatively flat returns for the Fund during the period, given outperformance versus certain other credit sectors we reduced our exposure to that sector. Although headlines regarding the expected restructuring of Puerto Rico debt continued, the Fund’s Puerto Rico bonds provided mixed returns.

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Semiannual Report 5

FRANKLIN STRATEGIC INCOME FUND

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FRSTX)	$9.45	$10.04	-$	0.59
C (FSGCX)	$9.45	$10.04	-$	0.59
R (FKSRX)	$9.42	$10.01	-$	0.59
R6 (FGKNX)	$9.46	$10.05	-$	0.59
Advisor (FKSAX)	$9.46	$10.05	-$	0.59

Distributions[1] (5/1/15–10/31/15)
Dividend
Share Class	Income
A	$0.2248
C	$0.2051
R	$0.2126
R6	$0.2433
Advisor	$0.2371

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Semiannual Report 7

FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual Total	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.86%	0.87%
6-Month	-3.66%	-7.79%
1-Year	-3.70%	-7.76%	-8.89%
5-Year	+19.10%	+2.65%	+2.51%
10-Year	+71.39%	+5.08%	+4.82%
C				1.26%	1.27%
6-Month	-3.85%	-4.80%
1-Year	-3.99%	-4.90%	-6.06%
5-Year	+16.76%	+3.15%	+2.99%
10-Year	+64.70%	+5.12%	+4.86%
R				1.11%	1.12%
6-Month	-3.79%	-3.79%
1-Year	-3.86%	-3.86%	-5.04%
5-Year	+17.69%	+3.31%	+3.15%
10-Year	+67.25%	+5.28%	+5.02%
R6				0.48%	0.49%
6-Month	-3.47%	-3.47%
1-Year	-3.33%	-3.33%	-4.52%
Since Inception (5/1/13)	+0.86%	+0.34%	-0.40%
Advisor				0.61%	0.62%
6-Month	-3.53%	-3.53%
1-Year	-3.45%	-3.45%	-4.64%
5-Year	+20.57%	+3.81%	+3.65%
10-Year	+75.83%	+5.81%	+5.53%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate7	(with waiver)	(without waiver)
A	5.95%	4.77%	4.76%
C	5.76%	4.57%	4.57%
R	5.95%	4.73%	4.72%
R6	6.64%	5.37%	5.36%
Advisor	6.50%	5.24%	5.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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Semiannual Report 9

FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN STRATEGIC INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$963.40	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.32
C
Actual	$1,000	$961.50	$6.16
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.34
R
Actual	$1,000	$962.10	$5.43
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58
R6
Actual	$1,000	$965.30	$2.32
Hypothetical (5% return before expenses)	$1,000	$1,022.77	$2.39
Advisor
Actual	$1,000	$964.70	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%;
C: 1.25%; R: 1.10%; R6: 0.47%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Semiannual Report 11

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Strategic Income Fund
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.04	$10.57	$10.86	$10.48	$10.68	$10.30
Income from investment operations[a]:
Net investment income[b]	0.21	0.42	0.44	0.45	0.50	0.55
Net realized and unrealized gains (losses)	(0.58)	(0.30)	(0.18)	0.54	(0.10)	0.39
Total from investment operations	(0.37)	0.12	0.26	0.99	0.40	0.94
Less distributions from:
Net investment income and net foreign
currency gains	(0.22)	(0.55)	(0.45)	(0.57)	(0.60)	(0.56)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.22)	(0.65)	(0.55)	(0.61)	(0.60)	(0.56)
Net asset value, end of period	$9.45	$10.04	$10.57	$10.86	$10.48	$10.68

Total return[c]	(3.66)%	1.16%	2.52%	9.70%	3.97%	9.41%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	0.86%	0.86%	0.86%	0.87%	0.89%	0.88%
Expenses net of waiver and payments
by affiliates[e]	0.85%	0.85%	0.86%[f]	0.87%	0.89%	0.88%
Net investment income	4.38%	4.03%	4.16%	4.21%	4.81%	5.26%

Supplemental data
Net assets, end of period (000’s)	$4,868,290	$5,242,844	$5,182,490	$4,966,834	$3,757,100	$3,288,814
Portfolio turnover rate	45.40%	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	27.37%	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Six Months Ended
	October 31, 2015		Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.04	$10.57	$10.85	$10.48	$10.68	$10.30
Income from investment operations[a]:
Net investment income[b]	0.19	0.38	0.40	0.41	0.46	0.50
Net realized and unrealized gains (losses)	(0.57)	(0.30)	(0.17)	0.53	(0.10)	0.40
Total from investment operations	(0.38)	0.08	0.23	0.94	0.36	0.90
Less distributions from:
Net investment income and net foreign
currency gains	(0.21)	(0.51)	(0.41)	(0.53)	(0.56)	(0.52)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.21)	(0.61)	(0.51)	(0.57)	(0.56)	(0.52)
Net asset value, end of period	$9.45	$10.04	$10.57	$10.85	$10.48	$10.68

Total return[c]	(3.85)%	0.76%	2.20%	9.17%	3.56%	8.98%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.26%	1.26%	1.26%	1.27%	1.29%	1.28%
Expenses net of waiver and payments
by affiliates[e]	1.25%	1.25%	1.26%[f]	1.27%	1.29%	1.28%
Net investment income	3.98%	3.63%	3.76%	3.81%	4.41%	4.86%

Supplemental data
Net assets, end of period (000’s)	$1,840,698	$2,070,739	$2,109,049	$2,108,962	$1,569,746	$1,358,857
Portfolio turnover rate	45.40%	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	27.37%	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.01	$10.54	$10.82	$10.45	$10.65	$10.27
Income from investment operations[a]:
Net investment income[b]	0.20	0.39	0.41	0.42	0.47	0.52
Net realized and unrealized gains (losses)	(0.58)	(0.29)	(0.17)	0.53	(0.10)	0.39
Total from investment operations	(0.38)	0.10	0.24	0.95	0.37	0.91
Less distributions from:
Net investment income and net foreign
currency gains	(0.21)	(0.53)	(0.42)	(0.54)	(0.57)	(0.53)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.21)	(0.63)	(0.52)	(0.58)	(0.57)	(0.53)
Net asset value, end of period	$9.42	$10.01	$10.54	$10.82	$10.45	$10.65

Total return[c]	(3.79)%	0.91%	2.36%	9.36%	3.72%	9.17%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	1.11%	1.11%	1.11%	1.12%	1.14%	1.13%
Expenses net of waiver and payments
by affiliates[e]	1.10%	1.10%	1.11%[f]	1.12%	1.14%	1.13%
Net investment income	4.13%	3.78%	3.91%	3.96%	4.56%	5.01%

Supplemental data
Net assets, end of period (000’s)	$201,726	$223,758	$227,359	$260,647	$249,662	$234,775
Portfolio turnover rate	45.40%	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	27.37%	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.05	$10.58	$10.87
Income from investment operations[b]:
Net investment income[c]	0.23	0.46	0.49
Net realized and unrealized gains (losses)	(0.58)	(0.30)	(0.19)
Total from investment operations	(0.35)	0.16	0.30
Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.59)	(0.49)
Net realized gains	—	(0.10)	(0.10)
Total distributions	(0.24)	(0.69)	(0.59)
Net asset value, end of period	$9.46	$10.05	$10.58

Total return[d]	(3.47)%	1.54%	2.90%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.48%	0.48%	0.48%
Expenses net of waiver and payments by affiliates[f]	0.47%	0.47%	0.48%[g]
Net investment income	4.76%	4.41%	4.54%

Supplemental data
Net assets, end of period (000’s)	$269,940	$253,929	$247,007
Portfolio turnover rate	45.40%	72.51%	54.11%
Portfolio turnover rate excluding mortgage dollar rolls[h]	27.37%	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.
hSee Note 1(h) regarding mortgage dollar rolls.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Six Months Ended
	October 31, 2015			Year Ended April 30,
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.05	$10.58	$10.86	$10.49	$10.69	$10.31
Income from investment operations[a]:
Net investment income[b]	0.23	0.44	0.47	0.48	0.53	0.57
Net realized and unrealized gains (losses)	(0.58)	(0.29)	(0.17)	0.53	(0.10)	0.39
Total from investment operations	(0.35)	0.15	0.30	1.01	0.43	0.96
Less distributions from:
Net investment income and net foreign
currency gains	(0.24)	(0.58)	(0.48)	(0.60)	(0.63)	(0.58)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—	—
Total distributions	(0.24)	(0.68)	(0.58)	(0.64)	(0.63)	(0.58)
Net asset value, end of period	$9.46	$10.05	$10.58	$10.86	$10.49	$10.69

Total return[c]	(3.53)%	1.41%	2.87%	9.87%	4.22%	9.67%

Ratios to average net assets[d]
Expenses before waiver and payments
by affiliates	0.61%	0.61%	0.61%	0.62%	0.64%	0.63%
Expenses net of waiver and payments
by affiliates[e]	0.60%	0.60%	0.61%[f]	0.62%	0.64%	0.63%
Net investment income	4.63%	4.28%	4.41%	4.46%	5.06%	5.51%

Supplemental data
Net assets, end of period (000’s)	$1,022,718	$1,130,796	$1,010,755	$956,001	$713,659	$589,220
Portfolio turnover rate	45.40%	72.51%	54.11%	47.27%	36.11%	66.78%
Portfolio turnover rate excluding mortgage
dollar rolls[g]	27.37%	49.36%	54.11%	44.33%	36.11%	66.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of expense reduction rounds to less than 0.01%.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Strategic Income Fund
	Country	Shares		Value
Common Stocks 0.2%
Consumer Services 0.2%
[a,b,c]Turtle Bay Resort	United States	5,579,939		$19,041,543
Materials 0.0%†
[a]Verso Corp.	United States	52,816		5,016
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	1,570		706,486
Total Common Stocks (Cost $8,876,700)				19,753,045
Management Investment Companies
(Cost $121,931,700) 1.5%
Diversified Financials 1.5%
iShares iBoxx High Yield Corporate Bond ETF	United States	1,400,000		119,798,000
Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	62		38,130
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	3,399		1,529,352
Total Convertible Preferred Stocks (Cost $5,149,790)				1,567,482

		Principal
		Amount*

Corporate Bonds 39.9%
Automobiles & Components 0.8%
[d]Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	9,000,000	EUR	10,443,088
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	35,000,000		35,153,125
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	20,000,000		21,300,000
				66,896,213
Banks 3.5%
Bank of America Corp.,
[e]junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	10,000,000		10,137,500
[e]junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	22,000,000		22,990,000
senior note, 6.40%, 8/28/17	United States	10,000,000		10,839,210
senior note, 5.65%, 5/01/18	United States	10,000,000		10,885,470
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	6,900,000		7,460,625
5.00%, 8/15/22	United States	18,000,000		19,012,500
[d]144A, 6.625%, 4/01/18	United States	4,000,000		4,320,000
Citigroup Inc.,
[e]junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	6,900,000		6,833,070
[e]junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	10,000,000		9,910,100
senior note, 3.875%, 10/25/23	United States	20,000,000		20,725,620
sub. bond, 5.50%, 9/13/25	United States	10,000,000		10,978,180
sub. note, 4.05%, 7/30/22	United States	5,000,000		5,143,565
JPMorgan Chase & Co.,
[e]junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	10,000,000		10,170,000
[e]junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	5,000,000		4,936,250
[e]junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	5,000,000		5,106,250
senior note, 4.25%, 10/15/20	United States	10,000,000		10,719,640
senior note, 3.25%, 9/23/22	United States	5,000,000		5,054,485
sub. note, 3.375%, 5/01/23	United States	10,000,000		9,830,250
sub. note, 3.875%, 9/10/24	United States	10,000,000		10,022,480

franklintempleton.com

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Semiannual Report 17

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Banks (continued)
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	10,000,000		$10,968,750
5.125%, 5/28/24	United Kingdom	2,600,000		2,669,875
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	13,000,000	EUR	16,066,870
Wells Fargo & Co.,
[e]junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	22,000,000		23,265,000
[e]junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	28,000,000		28,700,000
senior note, 2.60%, 7/22/20	United States	10,000,000		10,109,280
				286,854,970
Capital Goods 0.8%
[d]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	4,600,000		2,369,000
[d]Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	35,000,000		27,300,000
[f]Erickson Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	996,210		832,218
[d]KM Germany Holdings GmbH, senior secured note, first lien, 144A, 8.75%,
12/15/20	Germany	8,000,000	EUR	9,409,152
Meritor Inc., senior note, 6.75%, 6/15/21	United States	4,000,000		3,970,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	11,400,000		8,927,625
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	4,000,000		4,080,000
[d]senior sub. bond, 144A, 6.50%, 5/15/25	United States	2,500,000		2,550,000
senior sub. note, 6.00%, 7/15/22	United States	4,000,000		4,060,000
				63,497,995
Consumer Durables & Apparel 0.5%
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000		5,150,000
senior note, 4.75%, 5/15/19	United States	9,400,000		9,290,913
senior note, 7.00%, 12/15/21	United States	10,000,000		10,175,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	2,200,000		2,252,250
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	10,300,000		11,021,000
				37,889,163
Consumer Services 1.8%
[d]1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 6.00%, 4/01/22	Canada	20,000,000		20,960,000
senior secured note, first lien, 144A, 4.625%, 1/15/22	Canada	11,000,000		11,192,500
[g]Caesars Entertainment Operating Co. Inc.,
senior secured note, first lien, 11.25%, 6/01/17	United States	17,700,000		14,115,750
[d,h]Financiere Quick SAS, 144A, FRN, 7.451%, 10/15/19	France	2,000,000	EUR	1,819,462
[d]International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United States	15,000,000		14,128,125
senior secured note, 144A, 6.25%, 2/15/22	United States	20,500,000		20,038,750
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	29,800,000		29,870,775
MGM Resorts International, senior note,
7.50%, 6/01/16	United States	1,000,000		1,030,840
10.00%, 11/01/16	United States	1,000,000		1,078,010
8.625%, 2/01/19	United States	700,000		798,000
6.75%, 10/01/20	United States	1,800,000		1,935,000
6.625%, 12/15/21	United States	10,000,000		10,725,000
7.75%, 3/15/22	United States	2,000,000		2,227,500

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18 Semiannual Report

franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
MGM Resorts International, senior note, (continued)
6.00%, 3/15/23	United States	3,000,000	$3,067,500
[d]Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
senior bond, 144A, 5.50%, 3/01/25	United States	5,400,000	5,088,420
[d]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	12,700,000	11,684,000
			149,759,632
Diversified Financials 2.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note,
4.25%, 7/01/20	Netherlands	6,200,000	6,339,500
4.625%, 10/30/20	Netherlands	5,800,000	6,010,250
5.00%, 10/01/21	Netherlands	10,600,000	11,110,125
4.625%, 7/01/22	Netherlands	9,100,000	9,304,750
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	33,000,000	31,846,650
E*TRADE Financial Corp., senior note,
5.375%, 11/15/22	United States	9,000,000	9,645,282
4.625%, 9/15/23	United States	8,100,000	8,383,500
[e]The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20,
FRN thereafter, Perpetual	United States	35,000,000	34,825,000
Morgan Stanley,
[e]junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	25,600,000	25,600,000
sub. bond, 3.95%, 4/23/27	United States	10,000,000	9,801,710
Navient Corp., senior note,
8.45%, 6/15/18	United States	10,000,000	10,750,000
5.50%, 1/15/19	United States	16,000,000	15,940,000
5.875%, 3/25/21	United States	5,000,000	4,746,875
6.125%, 3/25/24	United States	10,000,000	9,062,500
[d]Neuberger Berman Group LLC/Finance Corp., senior note,
144A, 5.875%, 3/15/22	United States	10,000,000	10,462,500
			203,828,642
Energy 6.0%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
6.125%, 7/15/22	United States	7,300,000	7,480,456
Apache Corp., senior bond, 2.625%, 1/15/23	United States	23,200,000	21,606,810
BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	25,000,000	9,500,000
California Resources Corp.,
senior bond, 6.00%, 11/15/24	United States	17,000,000	11,623,750
senior note, 5.50%, 9/15/21	United States	8,400,000	5,817,000
CGG SA, senior note,
7.75%, 5/15/17	France	3,429,000	3,086,100
6.50%, 6/01/21	France	12,000,000	6,960,000
6.875%, 1/15/22	France	10,000,000	5,756,250
Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	8,000,000	2,720,000
senior bond, 7.625%, 11/15/22	United States	1,400,000	469,000
senior note, 9.875%, 10/01/20	United States	5,000,000	1,875,000
CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	5,000,000	2,050,000
senior secured note, first lien, 9.25%, 10/15/20	Canada	20,001,600	11,500,920

franklintempleton.com		Semiannual Report | 19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	12,000,000	$8,250,000
6.125%, 2/15/21	United States	6,000,000	3,959,400
5.75%, 3/15/23	United States	14,000,000	8,890,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	15,000,000	13,875,000
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	20,000,000	13,100,000
[d]144A, 8.00%, 4/01/23	United States	10,000,000	7,200,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	28,000,000	30,245,600
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	10,040,630
Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17	United States	15,000,000	4,350,000
senior note, 7.50%, 12/15/21	United States	2,100,000	420,000
senior note, 6.875%, 3/15/24	United States	10,000,000	2,000,000
[d]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	5,000,000	2,706,250
[d]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	15,000,000	9,506,250
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note,
6.875%, 2/15/23	United States	3,816,000	3,367,620
[d,j]Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A,
5.092%, 11/29/15	Russia	7,000,000	7,017,815
3.85%, 2/06/20	Russia	20,000,000	18,987,500
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	4,000,000	1,380,000
senior note, 8.875%, 5/15/21	United States	9,000,000	3,065,625
[d]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	8,450,000	5,006,625
[d]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	17,000,000	17,913,597
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	5,000,000	4,537,295
senior note, 7.00%, 6/15/17	United States	3,500,000	3,707,490
senior note, 6.50%, 9/15/20	United States	9,000,000	9,801,099
[b]Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	5,000,000	1,325,000
6.25%, 11/01/19	United States	8,000,000	1,860,000
8.625%, 4/15/20	United States	10,000,000	2,650,000
7.75%, 2/01/21	United States	10,000,000	2,350,000
6.50%, 9/15/21	United States	2,500,000	562,500
[d]LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	35,000,000	32,528,125
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior
note, 7.25%, 2/15/21	United States	20,000,000	18,950,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	15,000,000	2,775,000
Oasis Petroleum Inc., senior note, 6.875%, 3/15/22	United States	10,400,000	8,944,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	18,000,000	18,990,000
Peabody Energy Corp.,
[d]second lien, 144A, 10.00%, 3/15/22	United States	15,200,000	4,560,000
senior note, 6.50%, 9/15/20	United States	4,700,000	646,250
senior note, 6.25%, 11/15/21	United States	12,800,000	1,920,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	15,000,000	4,425,000
[d,g,h]Quicksilver Resources Inc., secured note, second lien, 144A, FRN,
7.00%, 6/21/19	United States	4,500,000	1,507,500

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20 Semiannual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	5,000,000	$4,874,000
senior note, 5.875%, 3/01/22	United States	1,300,000	1,336,027
senior note, 5.00%, 10/01/22	United States	10,000,000	9,734,720
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21	United States	20,000,000	19,950,000
first lien, 5.625%, 4/15/23	United States	6,200,000	6,064,375
senior secured note, first lien, 5.75%, 5/15/24	United States	3,300,000	3,192,750
[d]senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	5,000,000	4,812,500
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	12,600,000	10,080,000
6.125%, 1/15/23	United States	12,000,000	8,760,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	22,000,000	9,570,000
Williams Partners LP, senior bond, 4.00%, 9/15/25	United States	22,000,000	18,767,166
WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	11,900,000	11,215,750
			492,123,745
Food & Staples Retailing 0.7%
[d]Cencosud SA, senior note, 144A,
4.875%, 1/20/23	Chile	15,000,000	14,854,875
5.15%, 2/12/25	Chile	15,000,000	14,781,825
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	30,000,000	29,843,790
			59,480,490
Food, Beverage & Tobacco 1.1%
[d]Barry Callebaut Services SA, senior note, 144A, 5.50%, 6/15/23	Belgium	5,300,000	5,664,375
Constellation Brands Inc., senior note, 4.25%, 5/01/23	United States	10,600,000	10,878,250
[d]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	6,800,000	6,727,750
senior note, 144A, 8.25%, 2/01/20	United States	19,000,000	19,997,500
senior note, 144A, 7.25%, 6/01/21	United States	4,500,000	4,730,625
senior note, 144A, 5.75%, 6/15/25	United States	5,000,000	4,862,500
[d]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	15,800,000	16,392,500
6.00%, 12/15/22	United States	10,000,000	10,087,500
7.75%, 3/15/24	United States	9,000,000	9,641,250
[d]Smithfield Foods Inc., senior note, 144A, 5.875%, 8/01/21	United States	1,200,000	1,257,000
			90,239,250
Health Care Equipment & Services 1.9%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	4,900,000	5,083,750
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,200,000	10,659,000
senior note, 7.125%, 7/15/20	United States	6,000,000	6,180,000
senior note, 6.875%, 2/01/22	United States	3,300,000	3,341,250
senior secured note, first lien, 5.125%, 8/15/18	United States	6,000,000	6,135,000
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	10,000,000	10,187,500
senior bond, 5.00%, 5/01/25	United States	9,300,000	9,255,341
senior note, 5.75%, 8/15/22	United States	10,000,000	10,537,500

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Semiannual Report 21

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	15,000,000		$15,975,000
senior note, 6.50%, 2/15/16	United States	3,000,000		3,042,750
senior note, 7.50%, 2/15/22	United States	8,100,000		9,355,500
senior secured bond, first lien, 5.875%, 3/15/22	United States	10,000,000		11,025,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000		10,387,500
[d]Hologic Inc., senior note, 144A, 5.25%, 7/15/22	United States	10,000,000		10,475,000
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	2,700,000		2,929,500
senior note, 5.00%, 3/01/19	United States	6,700,000		6,582,750
senior note, 5.50%, 3/01/19	United States	15,300,000		15,147,000
senior note, 8.125%, 4/01/22	United States	5,000,000		5,312,500
senior note, 6.75%, 6/15/23	United States	2,700,000		2,710,125
				154,321,966
Insurance 0.9%
MetLife Inc., junior sub. note,
[e]5.25% to 6/15/20, FRN thereafter, Perpetual	United States	11,600,000		11,737,750
6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	15,000,000		16,486,500
[d]Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24,
FRN thereafter, 10/16/44	Japan	35,000,000		36,795,325
Prudential Financial Inc., 3.50%, 5/15/24	United States	9,900,000		10,081,695
				75,101,270
Materials 5.2%
ArcelorMittal, senior note,
6.25%, 3/01/21	Luxembourg	20,000,000		18,987,500
7.00%, 2/25/22	Luxembourg	10,000,000		9,525,000
6.125%, 6/01/25	Luxembourg	3,700,000		3,200,500
[d]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	5,000,000		5,262,500
[d]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 7.00%, 11/15/20	Luxembourg	1,764,706		1,777,941
senior note, 144A, 6.75%, 1/31/21	Luxembourg	2,400,000		2,463,000
senior note, 144A, 6.00%, 6/30/21	Luxembourg	3,100,000		3,053,500
[h]senior secured note, 144A, FRN, 3.337%, 12/15/19	Luxembourg	8,700,000		8,591,250
[d]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	15,000,000		11,850,000
[d]Blue Cube Spinco Inc., senior bond, 144A, 10.00%, 10/15/25	United States	14,100,000		15,369,000
[d]Cemex Finance LLC, senior secured note,
144A, 9.375%, 10/12/22	Mexico	1,400,000		1,529,500
first lien, 144A, 6.00%, 4/01/24	Mexico	5,800,000		5,597,000
[d]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000		14,015,625
secured note, 144A, 5.875%, 3/25/19	Mexico	10,000,000		10,137,500
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000		3,825,000
[d]Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	13,700,000	EUR	16,376,707
[d]The Chemours Co.,
senior bond, 144A, 7.00%, 5/15/25	United States	4,700,000		3,513,250
senior note, 144A, 6.625%, 5/15/23	United States	21,000,000		15,723,750
[d]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	15,000,000		11,493,750
7.00%, 2/15/21	Canada	20,000,000		14,900,000

22 | Semiannual Report			franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[d]FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	32,000,000		$32,080,000
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		20,930,000
[d]Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	20,000,000		17,371,820
[d]Glencore Funding LLC, senior note, 144A,
4.125%, 5/30/23	Switzerland	10,000,000		8,087,550
4.625%, 4/29/24	Switzerland	5,000,000		4,000,000
[d]INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	30,000,000		29,475,000
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	9,000,000		9,111,375
8.75%, 12/15/20	Canada	8,000,000		8,060,000
[d]Owens-Brockway Glass Container Inc., senior note, 144A,
5.00%, 1/15/22	United States	7,800,000		7,980,414
5.875%, 8/15/23	United States	12,500,000		13,289,063
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	6,600,000		6,880,500
senior note, 8.50%, 5/15/18	United States	14,000,000		14,175,000
senior note, 9.00%, 4/15/19	United States	1,000,000		1,025,000
senior note, 9.875%, 8/15/19	United States	400,000		421,500
senior note, 8.25%, 2/15/21	United States	10,000,000		10,437,500
senior secured note, first lien, 7.125%, 4/15/19	United States	4,000,000		4,080,000
[d]Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		11,667,250
senior bond, 144A, 5.50%, 9/15/25	United States	2,600,000		2,749,500
senior note, 144A, 6.50%, 12/01/20	United States	4,000,000		4,490,000
senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		11,653,125
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	9,700,000		9,603,000
senior note, 5.125%, 10/01/21	United States	9,200,000		9,177,000
[d]U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21	United States	8,000,000	EUR	9,205,800
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	2,523,000		479,370
				423,622,040
Media 3.8%
21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	6,100,000		6,065,791
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000		3,210,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	15,000,000		15,231,090
[d]senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000		12,902,500
senior note, 6.50%, 4/30/21	United States	8,000,000		8,410,000
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,000,000		3,101,250
senior note, 6.50%, 11/15/22	United States	5,000,000		5,231,250
senior sub. note, 7.625%, 3/15/20	United States	900,000		916,875
senior sub. note, 7.625%, 3/15/20	United States	6,400,000		6,664,000
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	6,000,000		6,382,500
senior note, 6.75%, 11/15/21	United States	22,000,000		21,406,000
senior note, 5.25%, 6/01/24	United States	2,300,000		2,028,577

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Semiannual Report 23

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Media (continued)
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	10,000,000		$9,275,000
senior note, 7.125%, 2/01/16	United States	13,000,000		13,174,200
senior note, 6.75%, 6/01/21	United States	4,000,000		4,170,000
senior note, 5.875%, 7/15/22	United States	3,000,000		2,947,500
senior note, 5.875%, 11/15/24	United States	5,000,000		4,795,000
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	12,000,000		12,990,000
[d]senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000		2,849,000
senior note, 5.125%, 7/15/20	United States	9,800,000		10,241,000
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	23,800,000		19,664,750
senior secured note, first lien, 9.00%, 9/15/22	United States	8,100,000		6,652,125
[d]Sirius XM Radio Inc., senior bond, 144A,
6.00%, 7/15/24	United States	14,600,000		15,451,180
5.375%, 4/15/25	United States	9,000,000		9,236,250
Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	12,600,000		12,836,464
[d]Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
senior secured bond, first lien, 144A, 5.75%, 1/15/23	Germany	3,330,000	EUR	3,923,423
senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,710,000	EUR	2,013,556
[d]Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000		18,450,000
[d]Univision Communications Inc., senior secured note, first lien,
144A, 5.125%,
5/15/23	United States	2,000,000		1,990,000
2/15/25	United States	30,000,000		29,550,000
[d]Videotron Ltd., senior bond, 144A, 5.375%, 6/15/24	Canada	6,400,000		6,592,000
[d]Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	9,600,000	GBP	15,156,653
[d]Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,227,500
senior secured note, first lien, 144A, 5.375%, 4/15/21	United Kingdom	3,870,000		4,065,919
				311,801,353
Pharmaceuticals, Biotechnology & Life Sciences 2.8%
AbbVie Inc., senior note, 3.60%, 5/14/25	United States	30,000,000		29,562,450
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	30,000,000		29,798,730
[d]Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	30,000,000		30,236,220
Biogen Inc., senior note, 3.625%, 9/15/22	United States	14,900,000		15,175,844
[d]Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	11,900,000		11,900,000
senior note, 144A, 6.00%, 7/15/23	United States	8,000,000		8,040,000
Gilead Sciences Inc., senior bond, 3.65%, 3/01/26	United States	29,800,000		30,179,562
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	8,000,000		8,300,000
[d]Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
senior note, 144A, 6.375%, 8/01/23	United States	10,500,000		10,539,375
[d]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		2,615,625
senior note, 144A, 5.625%, 12/01/21	United States	5,000,000		4,362,500
senior note, 144A, 5.50%, 3/01/23	United States	8,000,000		6,760,000
[d]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	16,600,000		14,981,500
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	30,000,000		28,777,650
				231,229,456

24 | Semiannual Report			franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Real Estate 0.3%
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	25,000,000		$26,125,000
Retailing 0.6%
[d]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	7,000,000		7,385,000
[d]Dollar Tree Inc., senior note, 144A,
5.25%, 3/01/20	United States	1,600,000		1,676,000
5.75%, 3/01/23	United States	6,900,000		7,305,375
[d]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	15,325,000	EUR	10,780,954
[d]Netflix Inc.,
senior bond, 144A, 5.875%, 2/15/25	United States	9,100,000		9,668,750
senior note, 144A, 5.50%, 2/15/22	United States	13,600,000		14,416,000
				51,232,079
Software & Services 0.9%
[d]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	25,000,000		19,437,500
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	2,000,000		2,297,500
senior note, 11.25%, 1/15/21	United States	3,218,000		3,564,579
[d,j]senior note, 144A, 7.00%, 12/01/23	United States	7,500,000		7,668,750
[d]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	25,000,000		26,281,250
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	9,500,000		10,024,875
				69,274,454
Technology Hardware & Equipment 0.3%
[d]Alcatel-Lucent USA Inc., senior note, 144A, 6.75%, 11/15/20	France	9,122,000		9,726,332
[d,k]CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	1,800,000		1,878,750
[d]CommScope Technologies Finance LLC, senior bond, 144A, 6.00%,
6/15/25	United States	10,200,000		10,378,500
				21,983,582
Telecommunication Services 3.4%
AT&T Inc., senior bond, 3.40%, 5/15/25	United States	18,700,000		18,190,556
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	3,300,000		3,287,625
senior bond, 5.625%, 4/01/25	United States	10,000,000		9,012,500
senior note, 6.00%, 4/01/17	United States	10,000,000		10,537,500
senior note, 6.45%, 6/15/21	United States	2,000,000		2,025,000
senior note, 5.80%, 3/15/22	United States	2,000,000		1,952,500
[d]Digicel Group Ltd., senior note, 144A,
8.25%, 9/30/20	Bermuda	10,000,000		8,906,250
7.125%, 4/01/22	Bermuda	3,000,000		2,501,250
[d]Digicel Ltd., senior note, 144A,
6.00%, 4/15/21	Bermuda	10,000,000		9,050,000
6.75%, 3/01/23	Bermuda	4,100,000		3,729,872
Frontier Communications Corp.,
senior bond, 7.625%, 4/15/24	United States	5,700,000		5,130,000
senior bond, 7.875%, 1/15/27	United States	3,875,000		3,313,125
senior note, 7.125%, 1/15/23	United States	800,000		718,000

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Semiannual Report 25

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	10,000,000		$7,950,000
senior bond, 5.50%, 8/01/23	Luxembourg	3,000,000		2,490,000
senior note, 7.25%, 10/15/20	Luxembourg	15,000,000		13,725,000
senior note, 7.50%, 4/01/21	Luxembourg	9,000,000		8,167,500
[d]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	21,800,000		19,701,750
[d]Play Finance 1 SA, senior note, 144A, 6.50%, 8/01/19	Poland	3,900,000	EUR	4,487,828
[d]Play Finance 2 SA, senior secured note, 144A, 5.25%, 2/01/19	Poland	6,700,000	EUR	7,617,800
Sprint Communications Inc., senior note,
8.375%, 8/15/17	United States	17,000,000		17,446,250
6.00%, 11/15/22	United States	10,000,000		8,569,900
[d]144A, 9.00%, 11/15/18	United States	8,000,000		8,814,960
[d]144A, 7.00%, 3/01/20	United States	5,000,000		5,268,750
Sprint Corp., senior bond,
7.875%, 9/15/23	United States	4,700,000		4,347,500
7.125%, 6/15/24	United States	2,700,000		2,379,375
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	3,500,000		3,561,250
senior bond, 6.375%, 3/01/25	United States	14,700,000		14,810,250
senior note, 6.542%, 4/28/20	United States	5,000,000		5,137,500
senior note, 6.633%, 4/28/21	United States	3,500,000		3,631,250
senior note, 6.125%, 1/15/22	United States	2,000,000		2,040,000
senior note, 6.731%, 4/28/22	United States	3,500,000		3,622,500
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000		24,527,162
[d]Wind Acquisition Finance SA, senior secured note, 144A,
4.00%, 7/15/20	Italy	14,400,000	EUR	16,164,836
7.00%, 4/23/21	Italy	17,300,000	EUR	19,680,871
				282,496,410
Transportation 0.7%
[d]Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	7,600,000		7,674,100
senior note, 144A, 9.75%, 5/01/20	United States	4,000,000		3,660,000
Hertz Corp., senior note,
6.75%, 4/15/19	United States	11,900,000		12,242,125
5.875%, 10/15/20	United States	1,800,000		1,872,000
6.25%, 10/15/22	United States	12,000,000		12,420,000
[d]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	7,500,000		6,881,250
[d]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	15,000,000		13,510,875
				58,260,350
Utilities 1.4%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	9,000,000		8,561,250
senior note, 5.375%, 1/15/23	United States	10,000,000		9,575,000
[d]senior secured bond, first lien, 144A, 7.875%, 1/15/23	United States	4,256,000		4,591,160
[d]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	2,000,000		2,100,000
[d]senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	1,300,000		1,372,800
[d,e]EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000		4,958,375
sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000		24,843,750

26 | Semiannual Report			franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
Exelon Corp., senior bond, 3.95%, 6/15/25	United States	18,500,000	$18,719,576
[d]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	21,687,500
Sempra Energy, senior bond, 3.55%, 6/15/24	United States	8,800,000	8,927,169
[d,g]Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc., senior secured note, first lien, 144A,
11.50%, 10/01/20	United States	30,000,000	10,200,000
			115,536,580
Total Corporate Bonds (Cost $3,552,055,593)			3,271,554,640
[h,l]Senior Floating Rate Interests 18.5%
Automobiles & Components 0.5%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	9,331,141	9,301,981
FRAM Group Holdings Inc. (Autoparts Holdings),
Second Lien Term Loan, 11.00%, 1/29/18	United States	12,648,801	6,956,841
Term Loan, 7.00%, 7/29/17	United States	31,670,880	26,128,476
TI Group Automotive Systems LLC, Initial U.S. Term Loan,
4.50%, 6/25/22	United States	2,394,319	2,379,355
			44,766,653
Capital Goods 1.0%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	4,999,567	4,987,068
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	10,800,297	10,746,295
Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%,
10/09/20	United States	736,591	732,908
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	13,941,632	13,540,810
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%,
7/30/21	United States	24,194,629	22,138,085
Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	13,264,718	13,231,556
Second Lien Term Loan, 8.50%, 5/09/18	United States	18,297,904	18,160,670
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	United States	539,563	543,609
			84,081,001
Consumer Durables & Apparel 0.0%†
Jarden Corp., Tranche B1 Term Loan, 2.938%, 9/30/20	United States	4,040,860	4,049,681
Consumer Services 2.9%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	3,125,934	2,797,711
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%,
10/20/21	United States	1,327,115	1,331,816
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%,
10/11/20	United States	56,813,695	54,115,045
Cannery Casino Resorts LLC,
Second Lien Term Loan, 11.00%, 10/02/19	United States	9,663,335	8,431,260
Term Loan, 7.00%, 10/02/18	United States	30,009,772	29,222,015
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	45,787,991	43,593,968
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	22,632,342	21,373,418
Seaworld Parks and Entertainment Inc., Term B-2 Loan, 3.00%,
5/14/20	United States	6,626,068	6,245,069

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Semiannual Report 27

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
[h,l]Senior Floating Rate Interests (continued)
Consumer Services (continued)
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	15,468,772	$9,745,326
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%,
9/02/21	Luxembourg	31,450,587	31,280,219
[b,k]Turtle Bay Holdings LLC, Term Loan B, PIK, 3.00%, 6/30/16	United States	27,057,855	26,377,013
			234,512,860
Diversified Financials 0.3%
[j]First Eagle Investment Management, First Lien Term Loan, 6.25%,
11/30/22	United States	14,090,000	13,385,500
Guggenheim Partners Investment Management Holdings LLC, Initial Term
Loan, 4.25%, 7/22/20	United States	8,425,836	8,436,368
			21,821,868
Energy 2.0%
[b]Bowie Resource Holdings LLC,
[j]First Lien Initial Term Loan, 6.75%, 8/16/20	United States	29,644,931	28,965,558
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	7,582,077	7,354,615
Citgo Petroleum Corp., Term B Loan, 4.50%, 7/29/21	United States	2,074,130	2,045,611
[j]Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	37,435,757	33,224,234
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	14,228,000	13,125,330
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	2,077,553	2,041,196
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	11,809,770	11,699,053
OSG International Inc. (OIN), Initial Term Loan, 5.75%, 8/05/19	United States	20,836,436	20,732,254
[b]Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	17,649,856	11,442,984
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	37,265,486	32,048,318
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	4,958,304	3,966,643
			166,645,796
Food, Beverage & Tobacco 0.3%
AdvancePierre Foods Inc., Second Lien Term Loans, 9.50%, 10/10/17	United States	14,572,878	14,463,581
[j]B&G Foods Inc., Term Loan B, 5.25%, 11/02/22	United States	2,406,841	2,411,655
CSM Bakery Supplies LLC (U.S. Acquisition), Second Lien Term Loan,
8.75%, 7/03/21	United States	2,926,805	2,773,147
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	3,007,396	3,016,783
			22,665,166
Health Care Equipment & Services 1.2%
Carestream Health Inc., Second Lien Loan, 9.50%, 12/07/19	United States	15,136,000	14,114,320
Community Health Systems Inc., 2018 Term F Loans, 3.575%,
12/31/18	United States	20,513,718	20,459,234
Connolly LLC,
Initial Term Loan, 4.50%, 5/14/21	United States	25,305,248	25,286,269
Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	2,349,446	2,349,446
Dialysis Newco Inc., Second Lien Term Loan B, 7.75%, 10/22/21	United States	2,417,433	2,441,608
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	10,242,161	10,254,964
Millennium Health LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	8,736,450	3,123,281
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%,
6/06/19	United States	20,778,968	20,441,309
			98,470,431

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
[h,l]Senior Floating Rate Interests (continued)
Household & Personal Products 0.6%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%,
4/19/19	United States	55,650,479	$50,641,936
Materials 3.2%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	14,399,830	13,643,839
Atkore International Inc., Second Lien Initial Term Loan, 7.75%,
10/09/21	United States	1,941,300	1,713,197
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	24,465,012	24,475,214
Term Loan C, 8.00%, 5/01/19	United States	32,278,557	32,292,017
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan,
8.75%, 7/31/22	United States	4,271,613	4,047,353
[j]The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	38,117,421	34,813,898
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	30,046,625	30,027,846
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	32,973,809	31,778,509
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	24,566,547	20,875,423
HII Holding Corp. (Houghton International), Second Lien Term Loan,
9.75%, 12/21/20	United States	4,981,150	4,943,791
Huntsman International LLC, Extended Term Loan B, 3.259%, 4/19/19	United States	4,483,400	4,441,368
Ineos U.S. Finance LLC,
[j]2018 Dollar Term Loan, 5.00%, 5/04/18	United States	1,717,565	1,702,179
2022 Dollar Term Loan, 4.25%, 3/31/22	United States	2,598,540	2,569,307
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	1,121,977	1,079,903
Term B-3 Loan, 5.00%, 9/08/17	United States	1,094,985	1,053,923
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	8,303,594	8,144,655
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	16,506,719	16,816,220
Oxbow Carbon LLC, Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	2,892,308	2,639,231
OXEA GmbH Oxea Finance and Cy SCA and Oxea Ltd. Partner LLC,
Second Lien Term Loan, 8.25%, 7/15/20	Luxembourg	12,485,302	11,267,985
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term
Loan, 7.75%, 7/31/22	United States	1,665,600	1,571,215
[g]Walter Energy Inc., B Term Loan, 8.50%, 4/02/18	United States	31,225,502	9,640,874
			259,537,947
Media 1.6%
AMC Entertainment Inc., Initial Term Loan, 3.50%, 4/30/20	United States	4,069,447	4,070,721
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%,
3/31/20	United States	27,221,300	27,102,207
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	11,873,582	11,928,497
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	14,525,506	12,392,072
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	2,372,360	2,369,385
Radio One Inc., Term Loan B, 4.83%, 12/31/18	United States	69,404,932	70,662,896
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	5,952,791	5,918,378
			134,444,156
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
[j]Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	24,805,727	24,455,346
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.188%, 2/27/21	United States	30,521,837	30,501,173

franklintempleton.com		Semiannual Report | 29

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
[h,l]Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Valeant Pharmaceuticals International Inc.,
[j]Series C-2 Tranche B Term Loan, 5.25%, 12/11/19	United States	1,580,000		$1,482,040
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	13,870,000		12,968,450
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	34,640,218		32,277,270
				101,684,279
Retailing 1.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	38,604,714		37,132,910
BJ’s Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans,
8.50%, 3/26/20	United States	27,346,351		26,717,385
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	30,845,920		26,508,213
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	6,780,900		6,797,798
				97,156,306
Semiconductors & Semiconductor Equipment 0.1%
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan,
4.50%, 5/07/21	United States	4,719,460		4,737,158
Software & Services 1.6%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	47,064,662		42,526,263
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	50,714,611		47,608,341
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%,
3/29/19	United States	26,736,732		23,194,115
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	15,025,339		15,077,927
				128,406,646
Technology Hardware & Equipment 0.2%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	2,320,774		2,314,972
[j]Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	13,906,109		13,922,560
				16,237,532
Telecommunication Services 0.4%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan,
3.75%, 6/30/19	Luxembourg	13,643,323		13,248,949
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	5,958,208		5,836,560
Zayo Group LLC, 2021 Term Loans, 3.75%, 5/06/21	United States	13,176,231		13,168,984
				32,254,493
Transportation 0.2%
[j]Navios Maritime Midstream Partners LP, Initial Term Loan,
6.50%, 6/27/18	Marshall Islands	694,000		689,663
5.50%, 6/18/20	Marshall Islands	13,500,906		13,365,897
				14,055,560
Total Senior Floating Rate Interests
(Cost $1,609,421,728)				1,516,169,469
Foreign Government and Agency Securities 16.1%
Government of Hungary,
5.50%, 2/12/16	Hungary	1,619,020,000	HUF	5,804,654
5.50%, 12/22/16	Hungary	584,040,000	HUF	2,181,453
6.50%, 6/24/19	Hungary	721,600,000	HUF	2,917,477
5.375%, 2/21/23	Hungary	16,250,000		17,888,813

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30 Semiannual Report

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		FRANKLIN STRATEGIC SERIES
	STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Hungary, (continued)
A, 6.75%, 11/24/17	Hungary	3,905,920,000	HUF $	15,363,308
A, 5.50%, 12/20/18	Hungary	426,500,000	HUF	1,667,031
A, 7.00%, 6/24/22	Hungary	11,570,000	HUF	50,518
A, 6.00%, 11/24/23	Hungary	2,015,870,000	HUF	8,487,440
senior note, 5.75%, 11/22/23	Hungary	5,000,000		5,644,950
Government of Indonesia,
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000	IDR	764,860
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000	IDR	14,581,367
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000	IDR	2,823,401
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000	IDR	2,439,016
FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000	IDR	648,920
senior bond, FR53, 8.25%, 7/15/21	Indonesia	467,000,000,000	IDR	33,472,692
senior bond, FR70, 8.375%, 3/15/24	Indonesia	265,000,000,000	IDR	18,828,303
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	64,800,000	MYR	15,412,173
senior note, 3.172%, 7/15/16	Malaysia	338,100,000	MYR	78,926,203
senior note, 4.012%, 9/15/17	Malaysia	242,700,000	MYR	57,448,039
Government of Mexico,
8.00%, 12/17/15	Mexico	9,037,850[m] MXN		55,078,896
6.25%, 6/16/16	Mexico	12,628,270[m] MXN		77,790,602
7.25%, 12/15/16	Mexico	11,765,870[m] MXN		74,079,741
7.75%, 12/14/17	Mexico	3,500,000[m] MXN		22,788,465
Government of Poland,
5.00%, 4/25/16	Poland	11,250,000	PLN	2,958,043
4.75%, 10/25/16	Poland	301,000,000	PLN	80,283,278
[h]FRN, 1.79%, 1/25/17	Poland	7,098,000	PLN	1,836,049
[h]FRN, 1.79%, 1/25/21	Poland	7,201,000	PLN	1,833,371
Strip, 1/25/16	Poland	67,525,000	PLN	17,410,536
[d]Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	50,000,000		52,962,250
[d]Government of Serbia, senior note, 144A,
4.875%, 2/25/20	Serbia	29,400,000		30,421,944
7.25%, 9/28/21	Serbia	21,490,000		24,641,938
Government of Singapore, senior note, 1.125%, 4/01/16	Singapore	87,000,000	SGD	62,078,529
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	48,100,000	LKR	338,294
A, 8.00%, 11/15/18	Sri Lanka	198,900,000	LKR	1,383,666
A, 9.00%, 5/01/21	Sri Lanka	220,720,000	LKR	1,542,905
B, 6.40%, 10/01/16	Sri Lanka	45,400,000	LKR	318,577
B, 8.50%, 7/15/18	Sri Lanka	54,290,000	LKR	382,973
C, 8.50%, 4/01/18	Sri Lanka	24,240,000	LKR	171,314
D, 8.50%, 6/01/18	Sri Lanka	162,140,000	LKR	1,146,752
Government of the Philippines,
senior bond, 9.125%, 9/04/16	Philippines	41,860,000	PHP	934,265
senior note, 7.00%, 1/27/16	Philippines	934,290,000	PHP	20,150,380
senior note, 1.625%, 4/25/16	Philippines	1,442,450,000	PHP	30,747,327
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	Ukraine	23,720,000		18,206,912
144A, 7.75%, 9/23/20	Ukraine	25,000,000		18,670,486
senior bond, 144A, 7.80%, 11/28/22	Ukraine	26,860,000		20,480,079
senior note, 144A, 6.75%, 11/14/17	Ukraine	900,000		684,506
senior note, 144A, 7.95%, 2/23/21	Ukraine	13,970,000		10,905,099
senior note, 144A, 7.50%, 4/17/23	Ukraine	12,000,000		9,070,000

franklintempleton.com		Semiannual Report | 31

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities (continued)
[n]Government of Uruguay, senior bond, Index Linked,
5.00%, 9/14/18	Uruguay	152,119,555	UYU	$5,203,818
4.375%, 12/15/28	Uruguay	1,891,115,354	UYU	57,051,700
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	73,000,000,000	KRW	64,245,723
1.96%, 2/02/17	South Korea	23,000,000,000	KRW	20,228,332
Korea Treasury Bond, senior note,
2.75%, 12/10/15	South Korea	53,650,740,000	KRW	47,037,192
3.00%, 12/10/16	South Korea	65,000,000,000	KRW	57,783,973
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	142,250[o] BRL		34,945,254
10.00%, 1/01/23	Brazil	52,000[o] BRL		10,343,811
[p]Index Linked, 6.00%, 8/15/16	Brazil	4,799[o] BRL		3,394,245
[p]Index Linked, 6.00%, 8/15/18	Brazil	34,550[o] BRL		23,974,271
[p]Index Linked, 6.00%, 5/15/23	Brazil	33,800[o] BRL		21,974,707
senior note, 10.00%, 1/01/19	Brazil	25,000[o] BRL		5,611,978
Uruguay Notas del Tesoro,
9.50%, 1/27/16	Uruguay	50,700,000	UYU	1,701,376
7, 13.25%, 4/08/18	Uruguay	1,035,000,000	UYU	34,237,547
[n]18, Index Linked, 2.25%, 8/23/17	Uruguay	127,425,732	UYU	4,106,128
Total Foreign Government and Agency Securities
(Cost $1,563,061,434)				1,316,487,850
U.S. Government and Agency Securities 3.2%
U.S. Treasury Bond,
4.50%, 5/15/17	United States	8,000,000		8,474,736
7.125%, 2/15/23	United States	3,000,000		4,073,691
6.25%, 8/15/23	United States	4,000,000		5,245,860
6.875%, 8/15/25	United States	1,000,000		1,424,479
6.50%, 11/15/26	United States	34,000,000		48,316,312
5.25%, 2/15/29	United States	1,750,000		2,322,898
U.S. Treasury Note,
4.75%, 8/15/17	United States	7,000,000		7,503,580
3.875%, 5/15/18	United States	22,000,000		23,646,854
3.75%, 11/15/18	United States	39,000,000		42,166,956
2.75%, 2/15/24	United States	33,000,000		34,811,139
2.50%, 5/15/24	United States	64,000,000		66,181,248
[n]Index Linked, 2.125%, 1/15/19	United States	8,880,381		9,462,463
[n]Index Linked, 0.625%, 7/15/21	United States	10,574,269		10,748,374
Total U.S. Government and Agency Securities
(Cost $260,896,190)				264,378,590
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 6.5%
Banks 3.6%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%,
7/10/46	United States	25,977,000		26,412,894
[h]Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN, 2.737%,
6/25/34	United States	17,381,387		17,442,639
Bear Stearns Commercial Mortgage Securities Inc.,
[h]2006-PW11, AJ, FRN, 5.653%, 3/11/39	United States	19,604,000		19,765,733
[h]2006-PW12, AJ, FRN, 5.938%, 9/11/38	United States	20,666,000		20,761,155
2006-PW13, AJ, 5.611%, 9/11/41	United States	30,225,000		30,493,422

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	15,756,000	$15,403,381
[h]2007-C6, AM, FRN, 5.898%, 6/10/17	United States	25,650,000	26,656,506
2015-GC27, A5, 3.137%, 2/10/48	United States	6,739,800	6,724,006
[h]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN,
5.688%, 10/15/48	United States	21,795,000	17,757,040
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	2,800,000	2,733,775
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	6,110,000	6,298,276
Greenwich Capital Commercial Funding Corp.,
[h]2006-GG7, AJ, FRN, 6.021%, 7/10/38	United States	27,020,000	26,852,281
2007-GG9, AM, 5.475%, 3/10/39	United States	6,165,000	6,384,067
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	17,740,000	17,993,505
[h]2006-LDP7, AJ, FRN, 5.911%, 4/15/45	United States	11,190,000	10,703,024
JPMBB Commercial Mortgage Securities Trust, 2015 C-28, A4, 3.227%,
10/15/48	United States	6,110,000	6,128,889
[h]Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.577%,
8/25/35	United States	4,214,479	3,848,868
[h]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.70%, 11/12/37	United States	603,283	603,051
[h]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.689%, 3/12/44	United States	7,045,000	7,065,350
2007-IQ16, AM, FRN, 6.277%, 12/12/49	United States	3,102,000	3,301,924
2007-IQ16, AMA, FRN, 6.273%, 12/12/49	United States	12,415,000	13,190,808
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%,
8/15/50	United States	2,440,000	2,528,191
Wells Fargo Mortgage Backed Securities Trust,
[h]2004-W, A9, FRN, 2.727%, 11/25/34	United States	2,973,845	3,033,798
2007-3, 3A1, 5.50%, 4/25/37	United States	845,133	861,890
			292,944,473
Diversified Financials 2.9%
[d,h]ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.329%, 11/25/20	United States	3,840,000	3,796,454
[d,h]Atrium CDO Corp., 10A, C, 144A, FRN, 2.917%, 7/16/25	United States	13,950,000	13,543,776
[d,h]Atrium XI, 11A, C, 144A, FRN, 3.516%, 10/23/25	Cayman Islands	15,440,000	15,337,478
[d,h]BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.694%, 5/26/35	United States	9,473,234	9,118,651
[d,h]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.923%, 1/27/25	Cayman Islands	11,250,000	10,837,800
[d,h]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.673%, 3/11/21	United States	3,881,000	3,703,173
[d,h]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	7,450,980	7,395,247
[d,h]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.72%, 7/26/21	United States	5,130,000	5,023,912
[d,h]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.321%, 10/15/21	United States	2,680,000	2,636,986
[d]Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	15,000,000	15,252,216
[d,h]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.504%, 10/20/43	United States	2,491,480	2,486,360
[d,h]Cumberland Park CDO Ltd., 2015-2A, B, 144A, FRN, 2.372%, 7/20/26	Cayman Islands	12,270,000	12,153,680
[d,h]Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.122%, 7/20/26	United States	1,850,000	1,807,949
[d,h]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 1.771%, 7/15/26	Cayman Islands	17,000,000	16,800,930
B, 144A, FRN, 2.371%, 7/15/26	United States	4,320,500	4,256,427
C, 144A, FRN, 3.321%, 7/15/26	United States	1,420,629	1,393,836

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Semiannual Report 33

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[h]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 2.397%, 2/25/24	United States	13,000,000		$13,087,304
2014-HQ2, M2, FRN, 2.397%, 9/25/24	United States	14,600,000		14,555,790
2015-HQ1, M2, FRN, 2.397%, 3/25/25	United States	9,200,000		9,207,916
[d]G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	11,144,000		10,956,669
[h]Impac Secured Assets Trust, 2007-2, FRN, 0.447%, 4/25/37	United States	3,853,491		3,582,259
[d,h]Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.647%, 3/17/32	United States	9,123,273		9,049,349
[h]MortgageIT Trust,
2004-1, A2, FRN, 1.097%, 11/25/34	United States	4,786,155		4,606,532
2005-5, A1, FRN, 0.457%, 12/25/35	United States	3,885,336		3,550,521
[d,h]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.667%, 12/24/39	United States	280,139		278,553
[h]Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.507%,
11/25/35	United States	7,065,967		6,690,923
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	14,640		14,635
[h]Structured Asset Mortgage Investments Trust, 2003-AR2, A1, FRN,
0.937%, 12/19/33	United States	6,289,574		6,078,542
[h]Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.693%,
2/25/35	United States	4,403,195		4,257,238
[h,q]Talisman 6 Finance, Reg S, FRN, 0.127%, 10/22/16	Germany	290,765	EUR	316,163
[h]Thornburg Mortgage Securities Trust,
2005-1, A3, FRN, 2.216%, 4/25/45	United States	6,347,707		6,301,966
2005-2, A1, FRN, 2.322%, 7/25/45	United States	3,400,690		3,306,620
[d,h]Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.221%, 4/15/24	Cayman Islands	2,740,000		2,703,311
2013-2A, B, 144A, FRN, 3.00%, 4/25/25	United States	10,770,000		10,502,258
[d,h]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.525%, 8/01/22	United States	9,075,638		8,956,384
				243,547,808
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $535,667,785)				536,492,281
Mortgage-Backed Securities 3.2%
[h]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.348%, 1/01/33	United States	99,795		104,325
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.5%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	502,759		521,214
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	658,987		693,679
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	57,001		58,966
[j]FHLMC Gold 30 Year, 3.50%, 11/01/45	United States	21,991,000		22,833,185
[j]FHLMC Gold 30 Year, 4.00%, 11/01/45	United States	12,000,000		12,747,987
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	324,701		351,428
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	2,481,926		2,722,936
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	1,696,582		1,902,388
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	549,791		622,720
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	360,424		412,550
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	49,857		54,556
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	9,858		11,469
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	256		266
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	149		173
				42,933,517

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Mortgage-Backed Securities (continued)
[h]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.351%, 12/01/34	United States	258,247	$275,021
FNMA, 2.455%, 4/01/20	United States	66,698	68,335
			343,356
Federal National Mortgage Association (FNMA) Fixed Rate 2.3%
FNMA 15 Year, 2.50%, 7/01/27	United States	555,918	570,468
FNMA 15 Year, 4.50%, 3/01/20	United States	87,362	90,692
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	109,601	113,885
FNMA 15 Year, 5.50%, 1/01/16 - 4/01/22	United States	566,138	586,062
FNMA 15 Year, 6.00%, 7/01/16 - 10/01/16	United States	3,229	3,258
[j]FNMA 30 Year, 3.50%, 11/01/45	United States	54,315,000	56,530,879
[j]FNMA 30 Year, 4.00%, 11/01/45	United States	59,900,000	63,765,420
[j]FNMA 30 Year, 4.50%, 3/01/28 - 11/01/45	United States	48,940,311	53,032,197
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	2,801,454	3,089,511
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	2,440,853	2,759,057
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	4,311,868	4,899,250
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	795,596	914,067
FNMA 30 Year, 7.50%, 10/01/29	United States	10,592	12,965
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	5,069	5,989
FNMA 30 Year, 8.50%, 7/01/25	United States	541	561
			186,374,261
Government National Mortgage Association (GNMA) Fixed Rate 0.4%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	280,064	313,400
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	753,090	848,686
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	67,642	76,337
GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	61,578	70,725
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	26,807	29,570
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	3,568	4,020
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	5,012	5,629
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	84	95
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	321	322
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	546	549
[j]GNMA II SF 30 Year, 3.50%, 11/01/45	United States	29,575,000	30,990,780
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	418,375	464,106
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	207,424	234,016
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	184,314	211,371
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	99,694	116,553
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	20,056	21,981
			33,388,140
Total Mortgage-Backed Securities
(Cost $261,650,769)			263,143,599
Municipal Bonds 3.2%
California State GO, Various Purpose,
5.25%, 11/01/40	United States	3,375,000	3,935,520
Refunding, 5.25%, 3/01/38	United States	7,220,000	7,870,955
Refunding, 5.00%, 4/01/38	United States	20,000,000	21,649,400
Refunding, NATL Insured, 4.50%, 12/01/32	United States	1,815,000	1,879,560

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Semiannual Report 35

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Municipal Bonds (continued)
Chicago GO,
Build America Bonds, Direct Payment, Taxable Project, Series B,
7.517%, 1/01/40	United States	3,905,000	$3,990,363
Taxable Project, Series B, 6.034%, 1/01/42	United States	4,975,000	4,093,082
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, 2.995%, 7/01/20	United States	25,000,000	25,550,500
Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	8,683,040
Massachusetts State GO, Consolidated Loan of 2014, Series A, 4.50%,
12/01/43	United States	18,300,000	19,385,739
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%,
10/01/24	United States	21,400,000	24,600,370
Nassau County GO, General Improvement Bonds, Series B, 5.00%,
4/01/39	United States	12,500,000	13,645,750
4/01/43	United States	13,000,000	14,129,830
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30	United States	5,200,000	5,393,232
New York City HDC Revenue, Series B1, 5.00%, 7/01/33	United States	3,500,000	3,907,120
New York City Municipal Water Finance Authority Water and Sewer
System Revenue, Second General Resolution,
Fiscal 2014, Refunding, Series BB, 5.00%, 6/15/46	United States	22,685,000	25,310,562
Port Authority of New York and New Jersey Revenue, Consolidated, One
Hundred Ninety-First Series, 4.823%, 6/01/45	United States	35,000,000	35,657,650
[b]Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	19,776,000
Series XX, 5.25%, 7/01/40	United States	15,000,000	9,600,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A,
5.75%, 8/01/37	United States	5,000,000	2,293,750
6.50%, 8/01/44	United States	16,800,000	8,022,000
Total Municipal Bonds (Cost $262,834,077)			259,374,423
		Shares
Escrows and Litigation Trusts 0.0%
[a,f]Comfort Co. Inc., Escrow Account	United States	63,156	—
[a,f]NewPage Corp., Litigation Trust	United States	14,000,000	—
Total Escrows and Litigation Trusts (Cost $—)			—
Total Investments before Short Term Investments
(Cost $8,181,545,766)			7,568,719,379

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36 Semiannual Report

franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value
Short Term Investments 8.6%
Foreign Government and Agency Securities
(Cost $46,767,548) 0.5%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	53,000,000,000	KRW	$46,746,801
Total Investments before Money Market Funds
(Cost $8,228,313,314)				7,615,466,180
		Shares
Money Market Funds (Cost $664,262,792) 8.1%
[a,r]Institutional Fiduciary Trust Money Market Portfolio	United States	664,262,792		664,262,792
Total Investments (Cost $8,892,576,106) 100.9%				8,279,728,972
Other Assets, less Liabilities (0.9)%				(76,357,417)
Net Assets 100.0%				$8,203,371,555

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bAt October 31, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
cThe security is owned by FT Holdings Corporation II, a wholly-owned subsidiary of the Fund. See Note 1(g).
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $1,620,411,977, representing 19.75% of net assets.
ePerpetual security with no stated maturity date.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2015, the aggregate value of these securities was $832,218, representing 0.01% of net assets.
gSee Note 7 regarding defaulted securities.
hThe coupon rate shown represents the rate at period end.
iSee Note 1(f) regarding loan participation notes.
jA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis. See Note 1(c).
kIncome may be received in additional securities and/or cash.
lSee Note 1(i) regarding senior floating rate interests.
mPrincipal amount is stated in 100 Mexican Peso Units.
nPrincipal amount of security is adjusted for inflation. See Note 1(k).
oPrincipal amount is stated in 1,000 Brazilian Real Units.
pRedemption price at maturity is adjusted for inflation. See Note 1(k).
qSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the value of this secu-
rity was $316,163, representing less than 0.01% of net assets.
rSee Note 3(f) regarding investments in affiliated management investment companies.

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franklintempleton.com Semiannual Report 37

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

At October 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	DBAB	Buy	2,000,000,000	$3,117,693	12/17/15	$—	$(239,386)
Euro	BZWS	Sell	2,275,342	2,582,991	12/17/15	79,862	—
Euro	CITI	Sell	10,316,000	11,712,900	12/17/15	364,153	—
Euro	DBAB	Buy	3,257,808	3,704,121	12/17/15	—	(120,170)
Euro	DBAB	Sell	47,162,026	53,548,708	12/17/15	1,665,234	—
Euro	JPHQ	Sell	7,402,120	8,402,887	12/17/15	259,731	—
Indian Rupee	DBAB	Buy	1,472,000,000	22,333,485	12/17/15	—	(1,355)
Japanese Yen	BZWS	Sell	386,912,500	3,161,954	12/17/15	—	(46,949)
Japanese Yen	DBAB	Sell	12,762,115,000	104,295,042	12/17/15	—	(1,549,002)
Japanese Yen	JPHQ	Sell	2,136,360,000	17,447,935	12/17/15	—	(270,209)
Japanese Yen	MSCO	Sell	39,600,000	323,484	12/17/15	—	(4,943)
Malaysian Ringgit	DBAB	Buy	706,000	186,995	12/17/15	—	(22,908)
Malaysian Ringgit	HSBC	Buy	1,130,000	298,271	12/17/15	—	(35,638)
Australian Dollar	DBAB	Sell	61,141,304	44,937,024	1/14/16	1,513,827	—
Chilean Peso	BZWS	Buy	2,082,200,000	3,156,762	1/14/16	—	(167,962)
Chilean Peso	DBAB	Buy	5,456,000,000	8,323,417	1/14/16	—	(491,850)
Euro	BZWS	Sell	23,056,204	25,061,864	1/14/16	—	(318,936)
Euro	DBAB	Sell	36,168,381	39,354,815	1/14/16	—	(460,169)
Euro	JPHQ	Sell	10,916,222	11,875,922	1/14/16	—	(140,906)
Euro	MSCO	Sell	2,920,000	3,175,850	1/14/16	—	(38,553)
Indian Rupee	CITI	Buy	116,369,000	1,778,119	1/14/16	—	(20,757)
Indian Rupee	DBAB	Buy	2,529,734,000	38,710,543	1/14/16	—	(507,426)
Indian Rupee	HSBC	Buy	1,380,831,000	21,102,331	1/14/16	—	(249,526)
Indian Rupee	JPHQ	Buy	273,412,000	4,177,099	1/14/16	—	(48,131)
Japanese Yen	BZWS	Sell	1,046,497,000	8,450,167	1/14/16	—	(234,880)
Japanese Yen	CITI	Sell	1,022,550,000	8,257,332	1/14/16	—	(228,975)
Japanese Yen	DBAB	Sell	9,273,195,000	75,670,976	1/14/16	8,977	(1,297,742)
Japanese Yen	GSCO	Sell	755,750,000	6,103,027	1/14/16	—	(169,064)
Japanese Yen	HSBC	Sell	1,157,280,000	9,343,452	1/14/16	—	(261,001)
Japanese Yen	JPHQ	Sell	1,197,711,000	9,670,580	1/14/16	—	(269,417)
Singapore Dollar	HSBC	Buy	3,878,300	2,820,377	1/14/16	—	(58,671)
Singapore Dollar	HSBC	Sell	3,878,300	2,764,291	1/14/16	2,585	—
Singapore Dollar	JPHQ	Buy	2,638,000	1,918,127	1/14/16	—	(39,629)
Singapore Dollar	JPHQ	Sell	2,638,000	1,885,329	1/14/16	6,831	—
Australian Dollar	DBAB	Sell	27,298,850	18,993,175	2/22/16	—	(361,319)
Chilean Peso	DBAB	Buy	9,592,750,000	13,733,357	2/22/16	—	(14,365)
Chilean Peso	JPHQ	Buy	937,202,000	1,341,255	2/22/16	—	(923)
Chilean Peso	MSCO	Buy	881,530,000	1,259,239	2/22/16	1,474	—
Euro	BZWS	Sell	667,313	756,933	2/22/16	21,676	—
Euro	DBAB	Sell	169,823,091	191,777,690	2/22/16	4,663,642	—
Euro	GSCO	Sell	800,000	907,680	2/22/16	26,226	—
Euro	HSBC	Sell	711,759	807,718	2/22/16	23,490	—
Euro	JPHQ	Sell	25,270,184	28,296,546	2/22/16	453,416	—
Japanese Yen	DBAB	Sell	18,784,663,000	156,482,504	2/22/16	954,712	(503,819)
Japanese Yen	HSBC	Sell	847,900,000	7,015,739	2/22/16	35,395	(62,593)
Japanese Yen	JPHQ	Sell	2,253,960,000	18,695,531	2/22/16	104,204	(130,808)
Singapore Dollar	DBAB	Buy	26,357,820	18,644,564	2/22/16	105,219	—

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)
Contract Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type	Quantity	Amount	Date	Appreciation Depreciation
OTC Forward Exchange Contracts (continued)
Singapore Dollar	DBAB	Sell	26,357,820	$18,738,675	2/22/16	$—	$(11,108)
Singapore Dollar	HSBC	Buy	3,182,000	2,249,797	2/22/16	13,737	—
Singapore Dollar	HSBC	Sell	3,182,000	2,265,575	2/22/16	2,041	—
Singapore Dollar	JPHQ	Buy	18,544,500	13,176,425	2/22/16	15,309	—
Singapore Dollar	JPHQ	Sell	18,544,500	13,243,234	2/22/16	51,500	—
British Pound	DBAB	Sell	9,013,451	13,920,374	4/28/16	35,610	—
Chilean Peso	CITI	Buy	1,510,671,000	2,179,900	4/28/16	—	(32,799)
Chilean Peso	DBAB	Buy	3,025,000,000	4,374,548	4/28/16	—	(75,145)
Chilean Peso	JPHQ	Buy	9,080,770,800	13,110,187	4/28/16	—	(203,778)
Euro	BZWS	Sell	14,703,865	16,885,183	4/28/16	658,248	—
Euro	CITI	Sell	4,494,237	5,157,191	4/28/16	197,427	—
Euro	DBAB	Sell	14,479,799	16,630,049	4/28/16	650,390	—
Euro	GSCO	Sell	9,398,000	10,787,494	4/28/16	416,022	—
Euro	JPHQ	Sell	19,141,245	21,982,571	4/28/16	858,619	—
Japanese Yen	BZWS	Sell	190,148,000	1,600,842	4/28/16	18,752	—
Japanese Yen	CITI	Sell	100,563,000	846,162	4/28/16	9,447	—
Japanese Yen	DBAB	Sell	5,554,349,000	46,749,844	4/28/16	535,954	—
Japanese Yen	HSBC	Sell	467,487,000	3,935,838	4/28/16	46,202	—
Japanese Yen	JPHQ	Sell	1,733,630,500	14,593,464	4/28/16	169,126	—
Malaysian Ringgit	JPHQ	Buy	2,290,000	541,115	4/28/16	—	(11,943)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)	$13,969,038	$(8,702,755)
Net unrealized appreciation (depreciation)	$5,266,283
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
Unamortized
Periodic	Upfront
Payment Counterparty/	Notional Expiration	Payments	Unrealized Unrealized
Description	Rate	Exchange Amount[a]	Date	(Receipts) Appreciation Depreciation	Value	Rating[b]
OTC Swap Contracts
Contracts to Sell Protection[c]
Traded Index
MCDX.NA.25	1.00%	CITI	105,000,000	12/20/20	$(191,357)	$550,259	$—	$358,902	Non
Investment
Grade
Net unrealized appreciation (depreciation)	$550,259

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.
See Note 8 regarding other derivative information.
See Abbreviations on page 56.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 39

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
October 31, 2015 (unaudited)

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$8,228,313,314
Cost - Non-controlled affiliates (Note 3f)	664,262,792
Total cost of investments	$8,892,576,106
Value - Unaffiliated issuers	$7,615,466,180
Value - Non-controlled affiliates (Note 3f)	664,262,792
Total value of investments	8,279,728,972
Cash	5,398,239
Restricted Cash (Note 1e)	3,570,000
Foreign currency, at value (cost $54,100,110)	54,266,265
Receivables:
Investment securities sold	81,169,512
Capital shares sold	9,158,712
Interest	88,943,364
Due from brokers	340,000
Unrealized appreciation on OTC forward exchange contracts	13,969,038
Unrealized appreciation on OTC swap contracts	550,259
Other assets	5,069
Total assets	8,537,099,430
Liabilities:
Payables:
Investment securities purchased	289,750,029
Capital shares redeemed	21,153,396
Management fees	3,087,475
Distribution fees	2,133,850
Transfer agent fees	1,900,747
OTC swap contracts (upfront receipts $193,905)	191,357
Distributions to shareholders	2,421,950
Due to brokers	3,570,000
Unrealized depreciation on OTC forward exchange contracts	8,702,755
Deferred tax	130,069
Accrued expenses and other liabilities	686,247
Total liabilities	333,727,875
Net assets, at value	$8,203,371,555
Net assets consist of:
Paid-in capital	$8,937,887,043
Distributions in excess of net investment income	(66,330,337)
Net unrealized appreciation (depreciation)	(607,337,075)
Accumulated net realized gain (loss)	(60,848,076)
Net assets, at value	$8,203,371,555

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40 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

Class A:
Net assets, at value	$4,868,289,904
Shares outstanding	515,136,697
Net asset value per share[a]	$9.45
Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.87
Class C:
Net assets, at value	$1,840,698,228
Shares outstanding	194,825,312
Net asset value and maximum offering price per share[a]	$9.45
Class R:
Net assets, at value	$201,725,971
Shares outstanding	21,421,894
Net asset value and maximum offering price per share	$9.42
Class R6:
Net assets, at value	$269,939,893
Shares outstanding	28,528,418
Net asset value and maximum offering price per share	$9.46
Advisor Class:
Net assets, at value	$1,022,717,559
Shares outstanding	108,118,005
Net asset value and maximum offering price per share	$9.46

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 41

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended October 31, 2015 (unaudited)

Franklin Strategic Income Fund

Investment income:
Dividends	$1,450,878
Interest	223,232,002
Total investment income	224,682,880
Expenses:
Management fees (Note 3a)	19,415,802
Distribution fees: (Note 3c)
Class A	6,317,443
Class C	6,396,596
Class R	537,592
Transfer agent fees: (Note 3e)
Class A	3,287,838
Class C	1,280,247
Class R	139,889
Class R6	1,459
Advisor Class	714,657
Custodian fees (Note 4)	527,419
Reports to shareholders	375,958
Registration and filing fees	245,684
Professional fees	70,330
Trustees’ fees and expenses	48,565
Other	86,812
Total expenses	39,446,291
Expense reductions (Note 4)	(6,342)
Expenses waived/paid by affiliates (Note 3f)	(432,751)
Net expenses	39,007,198
Net investment income	185,675,682
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(113,594,594)
Foreign currency transactions	62,535,334
Swap contracts	440,994
Net realized gain (loss)	(50,618,266)
Net change in unrealized appreciation (depreciation) on:
Investments	(407,109,320)
Translation of other assets and liabilities denominated in foreign currencies	(55,756,108)
Swap contracts	283,229
Change in deferred taxes on unrealized appreciation	94,845
Net change in unrealized appreciation (depreciation)	(462,487,354)
Net realized and unrealized gain (loss)	(513,105,620)
Net increase (decrease) in net assets resulting from operations	$(327,429,938)

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42 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Strategic Income Fund
	Six Months Ended
	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$185,675,682	$357,650,518
Net realized gain (loss)	(50,618,266)	138,514,884
Net change in unrealized appreciation (depreciation)	(462,487,354)	(401,270,066)
Net increase (decrease) in net assets resulting from operations	(327,429,938)	94,895,336
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(115,872,724)	(282,280,270)
Class C	(41,007,022)	(104,690,062)
Class R	(4,671,383)	(11,662,658)
Class R6	(6,724,719)	(14,834,561)
Advisor Class	(26,481,809)	(62,495,206)
Net realized gains:
Class A	—	(49,068,785)
Class C	—	(19,599,475)
Class R	—	(2,116,015)
Class R6	—	(2,507,121)
Advisor Class	—	(10,474,079)
Total distributions to shareholders	(194,757,657)	(559,728,232)
Capital share transactions: (Note 2)
Class A	(68,599,351)	331,943,973
Class C	(110,425,836)	70,643,695
Class R	(8,940,512)	8,142,440
Class R6	32,278,678	20,521,455
Advisor Class	(40,819,755)	178,987,572
Total capital share transactions	(196,506,776)	610,239,135
Net increase (decrease) in net assets	(718,694,371)	145,406,239
Net assets:
Beginning of period	8,922,065,926	8,776,659,687
End of period	$8,203,371,555	$8,922,065,926
Distributions in excess of net investment income included in net assets:
End of period	$(66,330,337)	$(57,248,362)

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 43

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities .

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or

franklintempleton.com

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Semiannual Report 45

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

See Note 8 regarding other derivative information.

e. Restricted Cash

At October 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2015, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

j. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as in the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended October 31,
	Six Months Ended		Year Ended
	October 31, 2015		April 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	50,083,334	$485,206,486	124,483,941	$1,289,844,127
Shares issued in reinvestment of distributions	11,047,148	106,423,619	29,780,955	304,820,710
Shares redeemed	(68,044,547)	(660,229,456)	(122,508,169)	(1,262,720,864)
Net increase (decrease)	(6,914,065)	$(68,599,351)	31,756,727	$331,943,973
Class C Shares:
Shares sold	14,127,995	$137,698,242	41,144,532	$426,954,807
Shares issued in reinvestment of distributions	3,799,439	36,602,276	10,833,393	110,798,384
Shares redeemed	(29,352,079)	(284,726,354)	(45,307,787)	(467,109,496)
Net increase (decrease)	(11,424,645)	$(110,425,836)	6,670,138	$70,643,695
Class R Shares:
Shares sold	2,071,160	$20,170,711	5,069,436	$52,401,676
Shares issued in reinvestment of distributions	475,074	4,562,458	1,312,515	13,385,323
Shares redeemed	(3,482,602)	(33,673,681)	(5,603,123)	(57,644,559)
Net increase (decrease)	(936,368)	$(8,940,512)	778,828	$8,142,440
Class R6 Shares:
Shares sold	4,351,650	$42,783,175	4,582,309	$47,822,000
Shares issued in reinvestment of distributions	669,276	6,453,334	1,591,380	16,309,141
Shares redeemed	(1,747,306)	(16,957,831)	(4,262,404)	(43,609,686)
Net increase (decrease)	3,273,620	$32,278,678	1,911,285	$20,521,455
Advisor Class Shares:
Shares sold	15,175,036	$147,999,622	43,912,372	$455,843,462
Shares issued in reinvestment of distributions	2,519,212	24,297,887	6,465,928	66,243,350
Shares redeemed	(22,069,481)	(213,117,264)	(33,425,788)	(343,099,240)
Net increase (decrease)	(4,375,233)	$(40,819,755)	16,952,512	$178,987,572

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,030,434
CDSC retained	$147,193

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2015, the Fund paid transfer agent fees of $5,424,090, of which $2,238,220 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

% of Affiliated
	Number of		Number of				Fund Shares
	Shares Held		Shares Held				Outstanding
	at Beginning Gross	Gross	at End Value at End		Investment	Realized	Held at End
	of Period Additions	Reductions	of Period	of Period	Income Gain (Loss)		of Period
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	1,030,461,214 789,657,547	(1,155,855,969)	664,262,792	$664,262,792	$—	$—	2.98%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2016. There were no Class R6 transfer agent fees waived during the period ended October 31, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2015, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, the Fund deferred post-October capital losses of $18,092,766.

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$8,926,314,993

Unrealized appreciation	$138,985,348
Unrealized depreciation	(785,571,369)
Net unrealized appreciation (depreciation)	$(646,586,021)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2015, aggregated $3,624,914,655 and $3,604,695,007, respectively.

7. Credit Risk and Defaulted Securities

At October 31, 2015, the Fund had 55.54% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2015, the aggregate value of these securities was $35,464,124, representing 0.43% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Other Derivative Information

At October 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	forward exchange contracts	$13,969,038	forward exchange contracts	$8,702,755
Credit contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	swap contracts	550,259	swap contracts	—
Totals		$14,519,297		$8,702,755

For the period ended October 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized Gain			Appreciation
Not Accounted for as	Statements of	(Loss) for the		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$65,561,108	[a]	Translation of other assets and	$(55,733,337)[a]
				liabilities denominated in
				foreign currencies
Credit contracts	Swap contracts	440,994		Swap contracts	283,229
Totals		$66,002,102			$(55,450,108)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

For the period ended October 31, 2015, the average month end fair value of derivatives represented 0.37% of average month end net assets. The average month end number of open derivative contracts for the period was 83.

At October 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$13,969,038	$8,702,755
Swap Contracts	358,902	—
Total	$14,327,940	$8,702,755

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At October 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BZWS	$778,538	$(768,727)	$—	$(9,811)	$—
CITI	929,929	(282,531)	(439,693)	—	207,705
DBAB	10,133,565	(5,655,764)	—	(2,910,000)	1,567,801
GSCO	442,248	(169,064)	—	(273,184)	—
HSBC	123,450	(123,450)	—	—	—
JPHQ	1,918,736	(1,115,744)	(802,992)	—	—
MSCO	1,474	(1,474)	—	—	—
Total	$14,327,940	$(8,116,754)	$(1,242,685)	$(3,192,995)	$1,775,506

aAt October 31, 2015, the Fund received U.S. Government Agency Securities and U.S. Treasury Bonds as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

8. Other Derivative Information (continued)

At October 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$768,727	$(768,727)	$—	$—	$—
CITI	282,531	(282,531)	—	—	—
DBAB	5,655,764	(5,655,764)	—	—	—
GSCO	169,064	(169,064)	—	—	—
HSBC	667,429	(123,450)	—	(300,000)	243,979
JPHQ	1,115,744	(1,115,744)	—	—	—
MSCO	43,496	(1,474)	—	(40,000)	2,022
Total	$8,702,755	$(8,116,754)	$—	$(340,000)	$246,001

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 56.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$19,041,543	$—	$19,041,543
Transportation	—	—	2,273,968	2,273,968
All Other Equity Investments[b]	119,803,016	—	—	119,803,016
Corporate Bonds	—	3,270,722,422	832,218	3,271,554,640
Senior Floating Rate Interests	—	1,516,169,469	—	1,516,169,469
Foreign Government and Agency Securities	—	1,316,487,850	—	1,316,487,850
U.S. Government and Agency Securities	—	264,378,590	—	264,378,590
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	536,492,281	—	536,492,281
Mortgage-Backed Securities	—	263,143,599	—	263,143,599
Municipal Bonds	—	259,374,423	—	259,374,423
Escrows and Litigation Trusts	—	—	—[c]	—
Short Term Investments	664,262,792	46,746,801	—	711,009,593
Total Investments in Securities	$784,065,808	$7,492,556,978	$3,106,186	$8,279,728,972
Other Financial Instruments
Forward Exchange Contracts	$—	$13,969,038	$—	$13,969,038
Swap Contracts	—	550,259	—	550,259
Total Other Financial Instruments	$—	$14,519,297	$—	$14,519,297

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$8,702,755	$—	$8,702,755

aIncludes common and convertible preferred stocks and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at October 31, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Abbreviations
Counterparty		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	GBP	British Pound	EDA	Economic Development Authority
GSCO	The Goldman Sachs Group, Inc.	HUF	Hungarian Forint	ETF	Exchange Traded Fund
HSBC	HSBC Bank USA, N.A.	IDR	Indonesian Rupiah	FICO	Financing Corp.
JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won	FRN	Floating Rate Note
MSCO Morgan Stanley		LKR	Sri Lankan Rupee	GO	General Obligation
		MXN	Mexican Peso	HDC	Housing Development Corp.
		MYR	Malaysian Ringgit	NATL	National Public Financial Guarantee Corp.
		PHP	Philippine Peso	PIK	Payment-In-Kind
		PLN	Polish Zloty	SF	Single Family
		SGD	Singapore Dollar
		UYU	Uruguayan Peso

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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2015

Franklin Global Government Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Franklin Global Government Bond Fund	3
Performance Summary	6
Your Fund’s Expenses	9
Financial Highlights and Statement of Investments	11
Financial Statements	18
Notes to Financial Statements	22
Shareholder Information	31

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Global Government Bond Fund

This semiannual report for Franklin Global Government Bond Fund covers the period ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks total return, consisting of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in “government bonds” of issuers located around the world. Government bonds include floating and fixed-rate debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supra-national entities and public-private partnerships.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -2.03% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), had a -0.99% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

During the six-month period, global government bonds registered small losses overall, as measured by the Citigroup WGBI. At the start of the period, the economic backdrops of both the U.S. and Europe improved and led to a broad-based rise in yields across sovereign bond markets. Following the U.S. economy’s first-quarter moderation, some data indicated growth in the U.S. was back on track, which increased speculation that the U.S. Federal Reserve (Fed) would soon move to tighten U.S. monetary policy. News from the eurozone also had a more positive tone, as prices in the region stabilized after previous declines, and business lending showed its first annual increase since 2012.

1. Source: Morningstar.
The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

However, during the summer months, investors’ focus was drawn to China, where extreme stock market volatility — which the Chinese authorities unsuccessfully sought to dampen — and a devaluation of the Chinese renminbi raised fears that a slowdown in the Chinese economy might be more pronounced than previously thought. As many investors trimmed their estimates for global growth in light of such developments and reassessed the potential timing of a U.S. interest rate increase, during the third quarter government bond markets broadly regained some of the ground lost in previous months. But many sovereign bond yields rose again toward the end of October, when the Fed surprised investors by downplaying concerns about international economic and financial instability and indicated that a U.S. interest rate hike was still possible in December.

Over the six months, emerging market sovereign bonds denominated in U.S. dollars generally performed in line with their developed market counterparts, even as market volatility caused yield spreads to widen somewhat during the summer months. However, emerging market bonds denominated in domestic currencies were significantly undermined by the sharp decline of numerous emerging market currencies to multi-year lows against the U.S. dollar.

Dividend Distributions*
5/1/15–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	2.16	1.69	1.79	2.25	2.23
June	1.91	1.46	1.60	1.98	1.98
July	1.95	1.41	1.55	1.94	1.94
August	1.79	1.29	1.41	1.82	1.82
September	1.70	1.24	1.33	1.75	1.75
October	1.59	1.10	1.24	1.64	1.63
Total	11.10	8.19	8.92	11.38	11.35

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including interest rates, currency exchange rates and credit risks. We use top-down macroeconomic research, bottom-up sector-specific research and quantitative analysis to identify and to seek to exploit market inefficiencies while employing a disciplined risk management process. We may use various currency-related derivative instruments, including currency forward and currency futures contracts, as well as various interest rate/bond-related derivative instruments, including interest rate/bond futures contracts and swap agreements.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

For the six months ended October 31, 2015, the Fund under-performed its benchmark, the Citigroup WGBI. The Fund’s duration and yield curve positioning along with positions denominated in currencies other than the U.S. dollar, euro, Japanese yen and British pound detracted from relative returns. However, currency allocation added to the Fund’s relative results.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Currency Breakdown*
10/31/15
% of Total
Net Assets

North America	72.1%
U.S. Dollar	69.9%
Canadian Dollar	2.2%

Europe	24.0%
Euro	17.2%
British Pound	6.9%
Polish Zloty	-0.1%

Latin America & Caribbean	3.6%
Mexican Peso	3.6%

Asia	0.2%
Malaysian Ringgit	0.1%
Singapore Dollar	0.1%

Australia & New Zealand	0.1%
Australian Dollar	0.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

What is yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

The Fund’s duration and yield curve positioning was a major detractor from relative returns, partly due to an overweighted duration stance on eurozone debt at the start of the period, though this was moved to a more neutral stance toward the end of the period.

The Fund’s positions denominated in currencies other than the U.S. dollar, euro, Japanese yen and British pound also hindered relative returns. Positions in Polish government bonds weakened, as the somewhat unexpected victory of the opposition candidate in Poland’s presidential elections increased concerns about political risk. The Fund’s overall exposure to emerging market bonds further weighed on relative results.

In contrast, the Fund’s currency allocation added to relative returns, helped by an overweighted exposure to the U.S. dollar, along with underweighted allocations to the euro and Japanese yen, with the U.S. currency underpinned by speculation about the timing of an increase in U.S. interest rates.

Elsewhere, the Fund’s security selection added further to relative performance.

Thank you for your participation in Franklin Global Government Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

franklintempleton.com

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Semiannual Report 5

FRANKLIN GLOBAL GOVERNMENT BOND FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	4/30/15		Change
A (FGGAX)	$9.50	$9.81	-$	0.31
C (N/A)	$9.49	$9.79	-$	0.30
R (N/A)	$9.49	$9.80	-$	0.31
R6 (N/A)	$9.50	$9.81	-$	0.31
Advisor (N/A)	$9.53	$9.83	-$	0.30

Distributions[1] (5/1/15–10/31/15)
Dividend
Share Class	Income
A	$0.1110
C	$0.0819
R	$0.0892
R6	$0.1138
Advisor	$0.1135

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				0.85%	2.55%
6-Month	-2.03%	-6.23%
1-Year	-2.95%	-7.09%	-7.41%
Since Inception (9/6/13)	+3.00%	-0.62%	-0.93%
C				1.25%	2.95%
6-Month	-2.23%	-3.20%
1-Year	-3.45%	-4.37%	-4.81%
Since Inception (9/6/13)	+1.74%	+0.80%	+0.52%
R				1.10%	2.80%
6-Month	-2.25%	-2.25%
1-Year	-3.41%	-3.41%	-3.65%
Since Inception (9/6/13)	+2.03%	+0.94%	+0.71%
R6				0.59%	3.04%
6-Month	-2.00%	-2.00%
1-Year	-2.90%	-2.90%	-3.24%
Since Inception (9/6/13)	+3.15%	+1.45%	+1.22%
Advisor				0.60%	2.30%
6-Month	-1.89%	-1.89%
1-Year	-2.81%	-2.81%	-3.25%
Since Inception (9/6/13)	+3.55%	+1.64%	+1.36%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	1.92%	0.96%	-0.23%
C	1.39%	0.42%	-0.83%
R	1.57%	0.57%	-0.68%
R6	2.07%	1.08%	-0.15%
Advisor	2.05%	1.07%	-0.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

franklintempleton.com

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Semiannual Report 7

FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with investing in foreign securities, including risks associated with political and economic developments, trading practices, availability of information, limited markets and currency exchange rate fluctuations and policies. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt. Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The Fund is also non-diversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 8/31/16. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the period indicated. Six-month return has not been annualized.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Semiannual Report 9

FRANKLIN GLOBAL GOVERNMENT BOND FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$979.70	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.87	$3.30
C
Actual	$1,000	$977.70	$6.21
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.34
R
Actual	$1,000	$977.50	$5.47
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58
R6
Actual	$1,000	$980.00	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05
Advisor
Actual	$1,000	$981.10	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.65%;
C: 1.25%; R: 1.10%; R6: 0.60%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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	FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Global Government Bond Fund
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.81	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.07	0.17	0.11
Net realized and unrealized gains (losses)	(0.27)	(0.24)	0.47
Total from investment operations	(0.20)	(0.07)	0.58
Less distributions from:
Net investment income and net realized foreign currency gains	(0.11)	(0.40)	(0.13)
Net realized gains	—	(0.17)	—
Total distributions	(0.11)	(0.57)	(0.13)
Net asset value, end of period	$9.50	$9.81	$10.45

Total return[d]	(2.03)%	(0.64)%	5.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.98%	2.37%	3.22%
Expenses net of waiver and payments by affiliates	0.65%	0.64%	0.57%
Net investment income	1.47%	1.63%	1.62%

Supplemental data
Net assets, end of period (000’s)	$11,156	$11,487	$11,232
Portfolio turnover rate	20.05%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 11

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.79	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.04	0.10	0.08
Net realized and unrealized gains (losses)	(0.26)	(0.24)	0.46
Total from investment operations	(0.22)	(0.14)	0.54
Less distributions from:
Net investment income and net realized foreign currency gains	(0.08)	(0.34)	(0.10)
Net realized gains	—	(0.17)	—
Total distributions	(0.08)	(0.51)	(0.10)
Net asset value, end of period	$9.49	$9.79	$10.44

Total return[d]	(2.23)%	(1.34)%	5.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.58%	2.95%	3.81%
Expenses net of waiver and payments by affiliates	1.25%	1.22%	1.16%
Net investment income	0.87%	1.05%	1.03%

Supplemental data
Net assets, end of period (000’s)	$322	$292	$156
Portfolio turnover rate	20.05%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.80	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.05	0.12	0.08
Net realized and unrealized gains (losses)	(0.27)	(0.23)	0.47
Total from investment operations	(0.22)	(0.11)	0.55
Less distributions from:
Net investment income and net realized foreign currency gains	(0.09)	(0.36)	(0.11)
Net realized gains	—	(0.17)	—
Total distributions	(0.09)	(0.53)	(0.11)
Net asset value, end of period	$9.49	$9.80	$10.44

Total return[d]	(2.25)%	(1.07)%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.43%	2.82%	3.66%
Expenses net of waiver and payments by affiliates	1.10%	1.09%	1.01%
Net investment income	1.02%	1.18%	1.18%

Supplemental data
Net assets, end of period (000’s)	$9	$10	$10
Portfolio turnover rate	20.05%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.81	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.07	0.18	0.11
Net realized and unrealized gains (losses)	(0.27)	(0.24)	0.48
Total from investment operations	(0.20)	(0.06)	0.59
Less distributions from:
Net investment income and net realized foreign currency gains	(0.11)	(0.41)	(0.14)
Net realized gains	—	(0.17)	—
Total distributions	(0.11)	(0.58)	(0.14)
Net asset value, end of period	$9.50	$9.81	$10.45

Total return[d]	(2.00)%	(0.62)%	5.91%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.80%	3.04%	3.78%
Expenses net of waiver and payments by affiliates	0.60%	0.57%	0.51%
Net investment income	1.52%	1.70%	1.68%

Supplemental data
Net assets, end of period (000’s)	$10	$10	$10
Portfolio turnover rate	20.05%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Six Months Ended
	October 31, 2015	Year Ended April 30,
	(unaudited)	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.83	$10.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.07	0.17	0.10
Net realized and unrealized gains (losses)	(0.26)	(0.24)	0.52
Total from investment operations	(0.19)	(0.07)	0.62
Less distributions from:
Net investment income and net realized foreign currency gains	(0.11)	(0.42)	(0.13)
Net realized gains	—	(0.17)	—
Total distributions	(0.11)	(0.59)	(0.13)
Net asset value, end of period	$9.53	$9.83	$10.49

Total return[d]	(1.89)%	(0.65)%	6.24%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.93%	2.30%	3.16%
Expenses net of waiver and payments by affiliates	0.60%	0.57%	0.51%
Net investment income	1.52%	1.70%	1.68%

Supplemental data
Net assets, end of period (000’s)	$10	$10	$10
Portfolio turnover rate	20.05%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Global Government Bond Fund
		Principal
	Country	Amount*		Value
Foreign Government and Agency Securities 63.3%
Government of Canada, 2.75%, 6/01/22	Canada	300,000	CAD	$252,368
Government of Chile, 3.875%, 8/05/20	Chile	100,000		107,723
[a]Government of Finland, senior bond, Reg S, 2.00%, 4/15/24	Finland	350,000	EUR	429,788
[a]Government of France, Reg S, 1.00%,
11/25/18	France	360,000	EUR	409,835
5/25/19	France	160,000	EUR	182,754
[a]Government of Germany, Reg S, 1.50%, 2/15/23	Germany	375,000	EUR	451,730
[a]Government of Indonesia, Reg S, 4.875%, 5/05/21	Indonesia	200,000		210,810
[a]Government of Lithuania, senior note, Reg S, 6.625%, 2/01/22	Lithuania	200,000		243,392
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	650,000	MYR	154,597
senior note, 3.654%, 10/31/19	Malaysia	550,000	MYR	127,908
Government of Mexico,
7.75%, 12/14/17	Mexico	30,000[b] MXN		195,330
8.00%, 12/07/23	Mexico	30,000[b] MXN		206,305
senior bond, 5.95%, 3/19/19	Mexico	100,000		112,688
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	200,000		241,784
Government of Poland,
3.25%, 7/25/19	Poland	1,400,000	PLN	380,089
4.00%, 10/25/23	Poland	1,150,000	PLN	328,373
Government of Singapore, 2.375%, 4/01/17	Singapore	350,000	SGD	253,964
[a]Government of Spain,
senior bond, Reg S, 5.15%, 10/31/44	Spain	50,000	EUR	80,535
senior note, Reg S, 5.15%, 10/31/28	Spain	200,000	EUR	296,601
Italy Treasury Bond,
[a]Reg S, 3.50%, 3/01/30	Italy	400,000	EUR	523,769
senior bond, 4.25%, 9/01/19	Italy	160,000	EUR	201,967
senior bond, 5.50%, 9/01/22	Italy	250,000	EUR	355,474
[a]senior bond, Reg S, 5.00%, 8/01/34	Italy	150,000	EUR	233,839
[a]Queensland Treasury Corp., senior note, Reg S,
3.50%, 9/21/17	Australia	350,000	AUD	256,522
6.00%, 7/21/22	Australia	300,000	AUD	256,415
[a]United Kingdom Treasury Bond, Reg S, 4.00%, 9/07/16	United Kingdom	300,000	GBP	475,930
[a]United Kingdom Treasury Note, Reg S, 2.00%, 7/22/20	United Kingdom	195,000	GBP	310,336
Total Foreign Government and Agency Securities
(Cost $7,754,098)				7,280,826
U.S. Government and Agency Securities 27.0%
U.S. Treasury Bond,
4.375%, 11/15/39	United States	230,000		293,707
[c]Index Linked, 3.375%, 4/15/32	United States	161,122		222,898
U.S. Treasury Note,
0.375%, 1/15/16	United States	200,000		200,111
1.00%, 8/31/16	United States	600,000		602,832
0.75%, 1/15/17	United States	300,000		300,873
1.875%, 8/31/17	United States	500,000		510,618
2.625%, 11/15/20	United States	600,000		630,297
[c]Index Linked, 2.00%, 1/15/16	United States	180,116		179,988
[c]Index Linked, 1.25%, 7/15/20	United States	163,922		171,940
Total U.S. Government and Agency Securities
(Cost $3,056,402)				3,113,264

16 | Semiannual Report			franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)
		Principal
	Country	Amount*	Value
Total Investments before Short Term Investments
(Cost $10,810,500)			$10,394,090
		Shares
Short Term Investments (Cost $661,080) 5.8%
Money Market Funds 5.8%
[d,e]Institutional Fiduciary Trust Money Market Portfolio	United States	661,080	661,080
Total Investments (Cost $11,471,580) 96.1%			11,055,170
Other Assets, less Liabilities 3.9%			451,862
Net Assets 100.0%			$11,507,032

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the aggregate value of these securities was $4,362,256, representing 37.91% of net assets.
bPrincipal amount is stated in 100 Mexican Peso Units.
cPrincipal amount of security is adjusted for inflation. See Note 1(e).
dNon-income producing.
eSee Note 3(f) regarding investments in affiliated management investment companies

At October 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Australian Dollar	BZWS	Sell	720,000	$503,950	12/07/15	$—	$(8,373)
Euro	CITI	Sell	1,120,000	1,262,856	12/07/15	31,044	—
Malaysian Ringgit	BZWS	Sell	2,000,000	475,964	12/07/15	10,972	—
Polish Zloty	BZWS	Sell	2,900,000	768,499	12/07/15	19,165	—
Singapore Dollar	CITI	Sell	350,000	246,846	12/07/15	—	(2,694)
Totals Forward Exchange Contracts unrealized appreciation (depreciation)						$61,181	$(11,067)
Net unrealized appreciation (depreciation)						$50,114
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 30.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
October 31, 2015 (unaudited)

Franklin Global Government Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,810,500
Cost - Non-controlled affiliates (Note 3f)	661,080
Total cost of investments	$11,471,580
Value - Unaffiliated issuers	$10,394,090
Value - Non-controlled affiliates (Note 3f)	661,080
Total value of investments	11,055,170
Cash	1,691
Foreign currency, at value (cost $302,832)	303,381
Receivables:
Capital shares sold	77
Interest	93,111
Affiliates	12,181
Unrealized appreciation on OTC forward exchange contracts	61,181
Other assets	28,748
Total assets	11,555,540
Liabilities:
Payables:
Distribution fees	738
Transfer agent fees	432
Reports to shareholders	5,040
Professional fees	30,676
Unrealized depreciation on OTC forward exchange contracts	11,067
Accrued expenses and other liabilities	555
Total liabilities	48,508
Net assets, at value	$11,507,032
Net assets consist of:
Paid-in capital	$12,145,994
Distributions in excess of net investment income	(10,457)
Net unrealized appreciation (depreciation)	(367,762)
Accumulated net realized gain (loss)	(260,743)
Net assets, at value	$11,507,032

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18 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

Class A:
Net assets, at value	$11,156,184
Shares outstanding	1,174,064
Net asset value per share[a]	$9.50
Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.92
Class C:
Net assets, at value	$322,330
Shares outstanding	33,974
Net asset value and maximum offering price per share[a]	$9.49
Class R:
Net assets, at value	$9,491
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.49
Class R6:
Net assets, at value	$9,502
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.50
Advisor Class:
Net assets, at value	$9,525
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.53

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 19

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended October 31, 2015 (unaudited)

Franklin Global Government Bond Fund

Investment income:
Interest	113,733
Inflation principal adjustments	7,713
Total investment income	121,446
Expenses:
Management fees (Note 3a)	37,252
Distribution fees: (Note 3c)
Class A	2,576
Class C	1,047
Class R	24
Transfer agent fees: (Note 3e)
Class A	2,423
Class C	70
Class R	2
Class R6	43
Advisor Class	2
Custodian fees (Note 4)	1,131
Reports to shareholders	5,976
Registration and filing fees	34,955
Professional fees	27,897
Other	1,224
Total expenses	114,622
Expenses waived/paid by affiliates (Note 3g)	(76,587)
Net expenses	38,035
Net investment income	83,411
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(298,286)
Foreign currency transactions	42,469
Net realized gain (loss)	(255,817)
Net change in unrealized appreciation (depreciation) on:
Investments	(205,589)
Translation of other assets and liabilities denominated in foreign currencies	144,990
Net change in unrealized appreciation (depreciation)	(60,599)
Net realized and unrealized gain (loss)	(316,416)
Net increase (decrease) in net assets resulting from operations	$(233,005)

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20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN STRATEGIC SERIES
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Government Bond Fund

	Six Months Ended
	October 31, 2015	Year Ended
	(unaudited)	April 30, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$83,411	$195,279
Net realized gain (loss)	(255,817)	523,701
Net change in unrealized appreciation (depreciation)	(60,599)	(816,742)
Net increase (decrease) in net assets resulting from operations	(233,005)	(97,762)
Distributions to shareholders from:
Net investment income and net realized foreign currency gains:
Class A	(128,509)	(471,147)
Class C	(2,738)	(8,576)
Class R	(89)	(360)
Class R6	(114)	(406)
Advisor Class	(114)	(433)
Net realized gains:
Class A	—	(208,054)
Class C	—	(5,007)
Class R	—	(174)
Class R6	—	(174)
Advisor Class	—	(174)
Total distributions to shareholders	(131,564)	(694,505)
Capital share transactions: (Note 2)
Class A	23,277	1,027,141
Class C	40,007	154,015
Advisor Class	—	30
Total capital share transactions	63,284	1,181,186
Net increase (decrease) in net assets	(301,285)	388,919
Net assets:
Beginning of period	11,808,317	11,419,398
End of period	$11,507,032	$11,808,317
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(10,457)	$37,696

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

Franklin Global Government Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Government Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one

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Semiannual Report 23

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At October 31, 2015, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	October 31, 2015[a]		April 30, 2015[b]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	51,252	$487,550	170,918	$1,766,228
Shares issued in reinvestment of distributions	1,882	17,911	10,173	102,381
Shares redeemed	(50,375)	(482,184)	(84,154)	(841,468)
Net increase (decrease)	2,759	$23,277	96,937	$1,027,141
Class C Shares:
Shares sold	6,585	$62,602	28,174	$290,140
Shares issued in reinvestment of distributions	280	2,656	1,297	13,025
Shares redeemed	(2,669)	(25,251)	(14,615)	(149,150)
Net increase (decrease)	4,196	$40,007	14,856	$154,015
Advisor Class Shares:
Shares sold			280	$2,800
Shares issued in reinvestment of distributions			1	9
Shares redeemed			(281)	(2,779)
Net increase (decrease)			—	$30

[a]During the period Class R, Class R6 and Advisor Class did not report any share transactions.
[b]During the year Class R and Class R6 did not report any share transactions.

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Semiannual Report 25

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $1 billion
0.600%	Over $1 billion up to and including $5 billion
0.550%	Over $5 billion up to and including $10 billion
0.545%	Over $10 billion up to and including $15 billion
0.540%	Over $15 billion up to and including $20 billion
0.535%	Over $20 billion

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$821
CDSC retained	$7

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2015, the Fund paid transfer agent fees of $2,540, of which $1,729 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized	Held at
	of Period	Additions	Reductions	of Period	End of Period	Income	Gain (Loss) End of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	221,129	1,110,828	(670,877)	661,080	$661,080	$—	$—	—[a]
[a]Rounds to less than 0.01%.

g. Waiver and Expense Reimbursements

FTIML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.60%, and Class R6 does not exceed 0.59%, based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016.

h. Other Affiliated Transactions

At October 31, 2015, Franklin Advisers, Inc., an affiliate of FTIML owned 82.57% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

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Semiannual Report 27

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2015, the Fund deferred post-October capital losses of $13,436.

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,601,987

Unrealized appreciation	$138,220
Unrealized depreciation	(685,037)
Net unrealized appreciation (depreciation)	$(546,817)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums, and foreign currency transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2015, aggregated $2,167,245 and $2,834,438, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At October 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC		Unrealized depreciation on OTC
	forward exchange contracts	$61,181	forward exchange contracts	$11,067

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

For the period ended October 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Derivative Contracts		Net Realized		Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$58,180	[a]	Translation of other assets and	$146,609	[a]
liabilities denominated in foreign
currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended October 31, 2015, the average month end fair value of derivatives represented 0.69% of average month end net assets. The average month end number of open derivative contracts for the period was 6.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2015, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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Semiannual Report 29

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Government Bond Fund (continued)

10. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$7,280,826	$—	$7,280,826
U.S. Government and Agency Securities	—	3,113,264	—	3,113,264
Short Term Investments	661,080	—	—	661,080
Total Investments in Securities	$661,080	$10,394,090	$—	$11,055,170
Other Financial Instruments
Forward Exchange Contracts	$—	$61,181	$—	$61,181
Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$11,067	$—	$11,067

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	CAD	Canadian Dollar
		EUR	Euro
		GBP	British Pound
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PLN	Polish Zloty
		SGD	Singapore Dollar

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FRANKLIN STRATEGIC SERIES

FRANKLIN GLOBAL GOVERNMENT BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report 31

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FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
October 31, 2015

Franklin Flexible Alpha Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Franklin Flexible Alpha Bond Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	25
Notes to Financial Statements	29
Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Flexible Alpha Bond Fund

This semiannual report for Franklin Flexible Alpha Bond Fund covers the period since the Fund’s inception on August 3, 2015, through October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including global debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating rate debt securities and investments, and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares had a -0.29% cumulative total return for the reporting period since the Fund’s inception. In comparison, the LIBOR USD 3-Month Rate Index had a +0.08% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Sector Exposure*
10/31/15
% of Total
Investment-Grade Corporate Securities	19.4%
International Bonds	12.6%
Residential Mortgage-Backed Securities	9.4%
Commercial Mortgage-Backed Securities	8.7%
Floating Rate Loans	7.5%
U.S. Treasuries	7.4%
Asset-Backed Securities	5.0%
Municipal Bonds	4.9%
Agency Mortgage-Backed Securities	2.4%
Other	0.0%**
High Yield Corporate Securities	-2.7%
Interest Rate Derivatives	-40.1%
Cash & Cash Equivalents	14.6%

*Sector Exposure is intended to estimate the portfolio's exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest rate risk.
**Rounds to less than 0.1%.

Economic and Market Overview

U.S. economic trends were mixed during the period under review. The U.S. economy moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, which hindered growth. In contrast, non-manufacturing activities expanded during the period, contributing to new jobs and helping drive down the unemployment rate to 5.0% at period-end, the lowest level in more than seven years.2 Housing market data were mixed as existing home sales and prices rose, but new home sales slowed. Retail sales grew slightly. After two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

1. Source: Bloomberg LP.
The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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Semiannual Report 3

FRANKLIN FLEXIBLE ALPHA BOND FUND

Dividend Distributions*
8/3/15–10/31/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
August	0.1214	0.1227	0.1190	0.1460	0.1193
September	1.0580	1.0572	1.0540	1.1660	1.0625
October	0.8881	0.8876	0.8870	0.9820	0.8882
Total	2.0675	2.0675	2.0600	2.2940	2.0700

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would monitor developments domestically and abroad.

The 10-year U.S. Treasury yield, which moves inversely to price, shifted throughout the period. It began at 2.20% in July and rose to a period high of 2.30% in September. However, the yield declined to a period low of 1.99% in early October and ended the period higher at 2.16%. The yield movements seemed to reflect investor uncertainty as they sought less risky assets given concerns about the Fed’s timing for raising interest rates and events in China. Hopes of additional stimulus measures from the global central banks to boost their respective economies and diminished concerns over the Chinese economy also affected Treasury yields.

During the period, global financial markets were broadly influenced by growth in the U.S., economic moderation in China, quantitative easing measures from the Bank of Japan and the European Central Bank, a sharp decline in oil prices and a protracted depreciation of emerging market currencies. For example, global volatility increased significantly in August with sharp declines in the bond markets and currencies of several emerging market countries. Over the period, the U.S. dollar strengthened slightly against the euro, weakened against the Japanese yen, and appreciated against numerous developed and emerging market currencies.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest rates, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities; municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

From a perspective of excess returns over Treasuries, Fund performance across the sectors was mixed over the period. Senior floating rate loans, as measured by the Credit Suisse Leveraged Loan Index, underperformed Treasuries due to a consistent lack of demand. Within other major fixed income sectors, as measured by Barclays indexes, only agency mortgage-backed securities and municipal bonds provided positive excess returns over Treasuries.

In contrast, U.S. dollar-denominated emerging market bonds, U.S. Treasury Inflation Protected Securities (TIPS) and U.S. high yield corporate bonds underperformed Treasuries. U.S. investment-grade corporate bonds performed in line with Treasuries over the period. Finally, many currencies underperformed the U.S. dollar although there were some positive performers including the Japanese yen and the South Korean won.

During the period, the Fund had a slightly negative total return. The Fund’s exposure to commercial mortgage-backed securities (CMBS) as well as municipal bonds contributed to performance. The Fund’s yield curve and duration positioning, as well as basis trades (taking opposing long and short positions in the two securities to profit from the convergence of their values), also aided performance. Foreign currency exposure yielded

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Currency Breakdown*
10/31/15
% of Total

North America	107.9%
U.S. Dollar	108.1%
Canadian Dollar	-0.2%

Africa	-0.1%
South African Rand	-0.1%

Latin America & Caribbean	-0.2%
Mexican Peso	0.1%
Chilean Peso	-0.3%

Asia	-1.5%
Indian Rupee	0.3%
South Korean Won	-0.1%
Japanese Yen	-1.6%

Australia & New Zealand	-2.7%
New Zealand Dollar	-1.2%
Australian Dollar	-1.5%

Europe	-3.4%
British Pound	0.6%
Polish Zloty	0.0%**
Euro	-4.0%

*Currency Breakdown is intended to estimate the portfolio's exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100%
or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Rounds to less than 0.1%.

mixed results but overall was a slight detractor. Our limited exposure to high yield and senior floating rate loans (through an investment in an ETF) hampered performance as did an overweighting to the investment-grade corporate bond sector. Additionally, residential mortgage-backed securities (RMBS) and TIPS exposures detracted over the period.

At period-end, we remained overweighted in the investment-grade corporate bond sector as well as securitized sectors including RMBS and CMBS. We continued to find what we considered value in credit hedged corporate positions as well. We sought to hedge all of the high yield corporate beta (or risk) in the Fund, although we retained exposure to select corporate loans and collateralized loan obligations. We also retained positions in TIPS as well as municipal bonds. The portfolio maintained several currency positions although they did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including credit default and interest rate swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In markets where portfolio securities are readily available, the cost difference during normal market conditions may be small.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract, or a currency forward, is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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Semiannual Report 5

FRANKLIN FLEXIBLE ALPHA BOND FUND

Thank you for your participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

David Yuen, senior vice president, serves as a portfolio strategist/risk manager in the Franklin Templeton Fixed Income Group. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation and relative value security selection procedures. In addition, he implements and manages the risk management system and the performance attribution procedures. Prior to joining Franklin Templeton Investments, Mr. Yuen was senior investment officer for Susquehanna Partners and a manager of fixed income trading at Alex Brown, Inc.

Michael J. Materasso is a senior vice president, lead strategist of U.S. Multi-Sector Institutional strategies and is co-chair of the Fixed Income Policy Committee. He joined Franklin Templeton in 1988 with 16 years of experience at Chase Manhattan Bank, Sterling National Bank, and Glickenhaus & Co.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	8/3/15		Change
A (FABFX)	$9.95	$10.00	-$	0.05
C (FABDX)	$9.95	$10.00	-$	0.05
R (FABMX)	$9.95	$10.00	-$	0.05
R6 (FABNX)	$9.96	$10.00	-$	0.04
Advisor (FZBAX)	$9.96	$10.00	-$	0.04

Distributions[1] (8/3/15–10/31/15)
Dividend
Share Class	Income
A	$0.020675
C	$0.020675
R	$0.020600
R6	$0.022940
Advisor	$0.020700

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Semiannual Report 7

FRANKLIN FLEXIBLE ALPHA BOND FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (9/30/15)[5]	(with waiver)	(without waiver)
A				1.10%	1.82%
Since Inception (8/3/15)	-0.29%	-4.50%	-4.87%
C				1.50%	2.22%
Since Inception (8/3/15)	-0.29%	-1.29%	-1.77%
R				1.35%	2.07%
Since Inception (8/3/15)	-0.29%	-0.29%	-0.78%
R6				0.71%	1.43%
Since Inception (8/3/15)	-0.17%	-0.17%	-0.67%
Advisor				0.85%	1.57%
Since Inception (8/3/15)	-0.19%	-0.19%	-0.68%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	1.04%	1.31%	-0.95%
C	1.09%	0.92%	-1.43%
R	1.08%	1.09%	-1.26%
R6	1.20%	1.77%	-0.59%
Advisor	1.08%	1.63%	-0.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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8 Semiannual Report

franklintempleton.com

FRANKLIN FLEXIBLE ALPHA BOND FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. Investments in foreign securities involve risks such as currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 8/31/16. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the period indicated.
4. Average annual total return represents the average annual change in value of an investment over the period indicated. Performance shown is not annualized.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C,
R, R6 and Advisor) per share on 10/31/15.
8. The 30-day standardized yield for the 30 days ended 10/31/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

franklintempleton.com

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Semiannual Report 9

FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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10 Semiannual Report

franklintempleton.com

FRANKLIN FLEXIBLE ALPHA BOND FUND

YOUR FUND’S EXPENSES

			Expenses Paid
	Beginning		During Period*
	Account Value	Ending	Actual 8/3/15–10/31/15
	Actual 8/3/15	Account Value	Hypothetical
Share Class	Hypothetical 5/1/15	10/31/15	5/1/15–10/31/15
A
Actual	$1,000	$997.10	$2.67
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58
C
Actual	$1,000	$997.10	$3.64
Hypothetical (5% return before expenses)	$1,000	$1,017.60	$7.61
R
Actual	$1,000	$997.10	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.85
R6
Actual	$1,000	$998.30	$1.73
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.61
Advisor
Actual	$1,000	$998.10	$2.06
Hypothetical (5% return before expenses)	$1,000	$1,020.86	$4.32

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.10%; C: 1.50%;
R: 1.35%; R6: 0.71%; and Advisor: 0.85%), multiplied by the average account value over the period, multiplied by 89/366 to reflect the actual period and by 184/366 to reflect the hypothetical period.

franklintempleton.com

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Semiannual Report 11

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Flexible Alpha Bond Fund
Period Ended
October 31, 2015[a]
(unaudited)
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.018
Net realized and unrealized gains (losses)	(0.047)
Total from investment operations	(0.029)
Less distributions from net investment income	(0.021)
Net asset value, end of period	$9.95

Total return[c]	(0.29)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.41%[e]
Expenses net of waiver and payments by affiliates	1.10%
Net investment income	0.72%

Supplemental data
Net assets, end of period (000’s)	$10,030
Portfolio turnover rate	4.78%

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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12 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
October 31, 2015[a]
(unaudited)
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.019
Net realized and unrealized gains (losses)	(0.048)
Total from investment operations	(0.029)
Less distributions from net investment income	(0.021)
Net asset value, end of period	$9.95

Total return[c]	(0.29)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.81%[e]
Expenses net of waiver and payments by affiliates	1.50%
Net investment income	0.32%

Supplemental data
Net assets, end of period (000’s)	$175
Portfolio turnover rate	4.78%

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
October 31, 2015[a]
(unaudited)
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.011
Net realized and unrealized gains (losses)	(0.040)
Total from investment operations	(0.029)
Less distributions from net investment income	(0.021)
Net asset value, end of period	$9.95

Total return[c]	(0.29)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.66%[e]
Expenses net of waiver and payments by affiliates	1.35%
Net investment income	0.47%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	4.78%

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
October 31, 2015[a]
(unaudited)
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.027
Net realized and unrealized gains (losses)	(0.044)
Total from investment operations	(0.017)
Less distributions from net investment income	(0.023)
Net asset value, end of period	$9.96

Total return[c]	(0.17)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.02%[e]
Expenses net of waiver and payments by affiliates	0.71%
Net investment income	1.11%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	4.78%

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
October 31, 2015[a]
(unaudited)
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.023
Net realized and unrealized gains (losses)	(0.042)
Total from investment operations	(0.019)
Less distributions from net investment income	(0.021)
Net asset value, end of period	$9.96

Total return[c]	(0.19)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	2.16%[e]
Expenses net of waiver and payments by affiliates	0.85%
Net investment income	0.97%

Supplemental data
Net assets, end of period (000’s)	$113
Portfolio turnover rate	4.78%

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2015 (unaudited)

Franklin Flexible Alpha Bond Fund
	Country	Shares		Value
Management Investment Companies (Cost $279,560) 2.6%
Diversified Financials 2.6%
PowerShares Senior Loan Portfolio ETF	United States	11,800		$271,400

		Principal
		Amount*
Corporate Bonds 38.5%
Banks 9.8%
Bank of America Corp., senior note, L, 2.25%, 4/21/20	United States	100,000		98,915
[a]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	200,000		202,221
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	100,000		100,149
Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	200,000		207,805
JPMorgan Chase & Co., senior note, 2.25%, 1/23/20	United States	100,000		99,313
PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000		203,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	100,000		99,557
		1,011,460
Consumer Durables & Apparel 2.8%
Standard Pacific Corp., senior note, 8.375%, 5/15/18	United States	250,000		288,750
Consumer Services 1.0%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	100,000		100,450
Diversified Financials 3.8%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	100,000		96,719
[b]Deutsche Bank AG, senior note, FRN, 1.643%, 8/20/20	Germany	100,000		100,459
[b]The Goldman Sachs Group Inc., senior note, FRN, 1.537%, 9/15/20	United States	100,000		100,353
Morgan Stanley, senior note, 2.65%, 1/27/20	United States	100,000		100,838
				398,369
Energy 4.4%
Canadian Natural Resources Ltd., senior bond, 3.90%, 2/01/25	Canada	100,000		95,421
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	200,000		197,359
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	100,000		76,064
Kinder Morgan Inc., senior bond, 5.55%, 6/01/45	United States	100,000		84,549
				453,393
Food & Staples Retailing 0.9%
Walgreen Co., senior bond, 3.10%, 9/15/22	United States	100,000		96,781
Food, Beverage & Tobacco 0.9%
Altria Group Inc., senior bond, 4.25%, 8/09/42	United States	100,000		94,876
Health Care Equipment & Services 0.9%
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	100,000		99,000
Materials 2.2%
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	200,000		223,376
Media 1.9%
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%,
1/15/25	United States	100,000		99,699
Viacom Inc., senior bond, 3.125%, 6/15/22	United States	100,000		93,493
				193,192
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000		99,329
[a]Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	100,000		101,384
				200,713

franklintempleton.com		Semiannual Report	|	17

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Real Estate 1.0%
American Tower Corp., senior note, 3.45%, 9/15/21	United States	100,000		$101,011
Retailing 1.0%
[a,b]Hewlett Packard Enterprise Co., senior note, 144A, FRN, 2.249%, 10/05/18	United States	100,000		100,351
Technology Hardware & Equipment 2.5%
[a]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	250,000		258,125
Telecommunication Services 2.5%
Sprint Communications Inc., senior note, 8.375%, 8/15/17	United States	250,000		256,563
Utilities 1.0%
NRG Energy Inc., senior note, 7.625%, 1/15/18	United States	100,000		105,000
Total Corporate Bonds (Cost $3,974,744)				3,981,410
Foreign Government and Agency Securities 2.0%
Government of Mexico, 7.25%, 12/15/16	Mexico	1,500	[c] MXN	9,444
[d]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	280,000	NZD	191,698
Total Foreign Government and Agency Securities
(Cost $196,353)				201,142
U.S. Government and Agency Securities 7.3%
U.S. Treasury Bond, 5.25%, 11/15/28	United States	210,000		278,075
[e]U.S. Treasury Note, Index Linked, 0.125%, 1/15/23	United States	493,542		477,833
Total U.S. Government and Agency Securities
(Cost $760,473)				755,908
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 27.6%
Banks 4.4%
[b]Capital One Multi-Asset Execution Trust, 2004-B3, B3, FRN, 0.926%, 1/18/22	United States	150,000		149,821
[b]CD Commercial Mortgage Trust, 2005-C1, C, FRN, 5.255%, 7/15/44	United States	55,000		54,968
[b]Citigroup Commercial Mortgage Trust, 2007-C6, AM, FRN, 5.711%, 6/10/17	United States	100,000		103,924
[b,d]Granite Master Issuer PLC, 2005-2,
A6, Reg S, FRN, 0.746%, 12/20/54	United Kingdom	13,552	GBP	20,822
A7, Reg S, FRN, 0.826%, 12/20/54	United Kingdom	23,976	GBP	36,864
[a]Morgan Stanley Capital I Trust, 2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	83,511		83,710
				450,109
Diversified Financials 23.2%
[a,b]Adirondack Park CLO Ltd., 2013-1A, B, 144A, FRN, 2.321%, 4/15/24	Cayman Islands	100,000		98,804
[b]American Express Credit Account Secured Note Trust, 2012-4, B, FRN, 0.746%,
5/15/20	United States	100,000		99,708
[a,b]Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN, 2.371%, 5/15/25	United States	100,000		99,008
[b]Chase Issuance Trust, 2007-B1, B1, FRN, 0.446%, 4/15/19	United States	100,000		99,483
[a]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	175,645		175,427
[b]Commercial Mortgage Trust, 2005-GG5, AJ, FRN, 5.486%, 4/10/37	United States	25,759		25,743
[b]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	90,000		98,823
[a]Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	30,000		30,504
[a]Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, 3.555%, 9/10/35	United States	100,000		103,175
[a,b]Fairfield Street Solar, 2004-1A, A1, 144A, FRN, 0.675%, 11/28/39	Cayman Islands	98,406		95,608
[b]FHLMC Structured Agency Credit Risk Debt Notes,
2014-HQ1, M1, FRN, 1.847%, 8/25/24	United States	130,997		131,654
2015-DNA1, M2, FRN, 2.047%, 10/25/27	United States	250,000		247,595

18 | Semiannual Report		franklintempleton.com

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)
		Principal
	Country	Amount*		Value
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Diversified Financials (continued)
[b]FNMA Connecticut Avenue Securities, FRN, 1.147%, 5/25/24	United States	91,916		$91,364
Granite Mortgages PLC, 2004-3, 2A1, 0.625%, 9/20/44	United Kingdom	109,623		108,779
[a,b]Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.647%, 3/17/32	United States	98,100		97,305
[a,b]LNR CDO Ltd., 2003-1A, EFL, 144A, FRN, 3.195%, 7/23/36	Cayman Islands	87,011		87,276
[a,b]Madison Park Funding XVIII Ltd., 2015-18A, C, 144A, FRN, 3.311%, 10/21/26	Cayman Islands	100,000		99,041
[b]Morgan Stanley Capital I Trust, 2006-HQ8, AM, FRN, 5.464%, 3/12/44	United States	25,000		25,098
[a,b]PPM Grayhawk CLO Ltd., 07-1A, B, 144A, FRN, 1.015%, 4/18/21	Cayman Islands	100,000		95,674
[a,b]Resource Capital Corp Ltd., 2015-CRE4, A, 144A, FRN, 1.596%, 8/15/32	Cayman Islands	100,000		99,733
[a,b]SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.497%, 1/17/32	United States	99,130		98,768
[a]Tricon American Homes Trust, 2015-SFR1,
A, 144A, 1.447%, 5/17/32	United States	100,000		98,123
C, 144A, 2.097%, 5/17/32	United States	100,000		98,351
[a,b]Voya CLO Ltd., 2013-3A, A2, 144A, FRN, 2.115%, 1/18/26	United States	100,000		97,685
				2,402,729
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $2,864,263)				2,852,838
Mortgage-Backed Securities 2.4%
Federal National Mortgage Association (FNMA) Fixed Rate 2.4%
[f]FNMA 15 Year, 3.00%, 11/01/30	United States	43,000		44,730
[f]FNMA 30 Year, 3.50%, 11/01/45	United States	85,000		88,468
[f]FNMA 30 Year, 4.00%, 11/01/45	United States	64,000		68,130
[f]FNMA 30 Year, 4.50%, 11/01/45	United States	43,000		46,593
Total Mortgage-Backed Securities (Cost $248,325)				247,921
Municipal Bonds 4.8%
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%,
12/01/25	United States	100,000		121,454
Citizens Property Insurance Corp. Revenue, Series A1, 5.00%, 6/01/22	United States	125,000		146,819
Colorado State Board of Governors University Enterprise System Revenue,
Green Bond, Series E-2, 5.00%, 3/01/25	United States	100,000		122,166
Teays Valley Local School District GO, Refunding, 4.00%, 12/01/26	United States	100,000		109,602
Total Municipal Bonds (Cost $490,304)				500,041
		Number of
	Exchange	Contracts
Options Purchased 0.5%
Calls — Exchange-Traded
Options on Interest Rate Futures 0.1%
Euro-Bund Future, February Strike Price 160 EUR, Expires 2/19/16	EUX	3	EUR	5,078
		Notional
	Counterparty	Amount*
Calls — Over-the-Counter
Currency Options 0.0%†
USD/CAD, November Strike Price 1.31 CAD, Expires 11/12/15	JPHQ	10,000		53
USD/JPY, January Strike Price 124.50 JPY, Expires 1/25/16	JPHQ	600,000		3,299
				3,352

franklintempleton.com

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Semiannual Report 19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)
		Notional
	Counterparty	Amount*		Value
Options Purchased (continued)
Puts — Over-the-Counter
Currency Options 0.1%
AUD/USD, February Strike Price $0.73, Expires 2/04/16	JPHQ	250,000	AUD	$6,988
EUR/USD, January Strike Price $1.09, Expires 1/25/16	JPHQ	250,000	EUR	4,631
				11,619
Credit Default Swaptions 0.2%
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $103,
Expires 12/16/15	JPHQ	250,000		930
Buy protection on CDX.NA.HY.25, Premium Rate 5.00%, Strike Price $99,
Expires 3/16/16	CITI	500,000		6,990
Buy protection on CDX.NA.HY.25, Premium Rate 5.00%, Strike Price $100,
Expires 3/16/16	JPHQ	500,000		8,443
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $87.50,
Expires 12/16/15	JPHQ	250,000		232
Buy protection on CDX.NA.IG.25, Premium Rate 1.00%, Strike Price $110,
Expires 3/16/16	JPHQ	1,300,000		2,288
				18,883
Interest Rate Swaptions 0.1%
Receive floating 3 month USD LIBOR, Pay fixed 2.35%, Expires 2/22/16	JPHQ	200,000		2,095
Receive floating 3 month USD LIBOR, Pay fixed 2.12%, Expires 2/16/16	BZWS	600,000		10,636
				12,731
Total Options Purchased (Cost $78,961)				51,663
Total Investments before Short Term Investments
(Cost $8,892,983)				8,862,323
	Country	Shares
Short Term Investments (Cost $1,392,784) 13.5%
Money Market Funds 13.5%
[g,h]Institutional Fiduciary Trust Money Market Portfolio	United States	1,392,784		1,392,784
Total Investments (Cost $10,285,767) 99.2%				10,255,107
Options Written (0.1)%				(13,070)
Other Assets, less Liabilities 0.9%				96,138
Net Assets 100.0%				$10,338,175

		Notional
	Counterparty	Amount*
[i]Options Written (0.1)%
Calls — Over-the-Counter
Currency Options (0.0)%†
USD/CAD, November Strike Price 1.36 CAD, Expires 11/12/15	JPHQ	10,000		(1)
USD/JPY, January Strike Price 130 JPY, Expires 1/25/16	JPHQ	600,000		(597)
				(598)

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20 Semiannual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)
		Notional
	Counterparty	Amount*		Value
[i]Options Written (continued)
Puts — Over-the-Counter
Currency Options (0.0)%†
AUD/USD, February Strike Price $0.69, Expires 2/04/16	JPHQ	250,000	AUD	$(2,303)
EUR/USD, January Strike Price $1.03, Expires 1/25/16	JPHQ	250,000	EUR	(1,091)
				(3,394)
Credit Default Swaptions (0.1)%
Buy protection on CDX.NA.HY.24, Premium Rate 5.00%, Strike Price $100,
Expires 12/16/15	JPHQ	250,000		(355)
Buy protection on CDX.NA.HY.25, Premium Rate 5.00%, Strike Price $95,
Expires 3/16/16	CITI	500,000		(3,438)
Buy protection on CDX.NA.HY.25, Premium Rate 5.00%, Strike Price $96,
Expires 3/16/16	JPHQ	500,000		(4,073)
Buy protection on CDX.NA.IG.24, Premium Rate 1.00%, Strike Price $105,
Expires 12/16/15	JPHQ	250,000		(91)
Buy protection on CDX.NA.IG.25, Premium Rate 1.00%, Strike Price $140,
Expires 3/16/16	JPHQ	1,300,000		(919)
				(8,876)
Interest Rate Swaptions (0.0)%†
Receive floating 3 month USD LIBOR, Pay fixed 3.00%, Expires 2/22/16	JPHQ	200,000		(202)
Total Options Written (Premiums Received $29,479)				$(13,070)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At October 31, 2015, the aggregate value of these securities was $2,220,273, representing 21.48% of net assets.
bThe coupon rate shown represents the rate at period end.
cPrincipal amount is stated in 100 Mexican Peso Units.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United
States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2015, the aggregate value of these securities was $249,384, representing 2.41% of net assets.
ePrincipal amount of security is adjusted for inflation. See Note 1(f).
fSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).
gNon-income producing.
hSee Note 3(f) regarding investments in affiliated management investment companies.
iSee Note 1(d) regarding written options.

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Semiannual Report 21

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2015, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type Contracts		Value	Date Appreciation		Depreciation
Interest Rate Contracts
Australia 10 Yr. Bond		Long	1	$92,228	12/15/15	$620	$—
Canadian 5 Yr. Bond		Long	4	377,745	12/18/15	—	(3,633)
CME Ultra Long Term U.S. Treasury Bond		Short	1	159,750	12/21/15	—	(627)
U.S. Treasury 2 Yr. Note		Short	13	2,842,531	12/31/15	452	—
U.S. Treasury 5 Yr. Note		Short	9	1,077,961	12/31/15	—	(594)
U.S. Treasury 10 Yr. Note		Short	7	893,813	12/21/15	95	—
Total Financial Futures Contracts						$1,167	$(4,854)
Net unrealized appreciation (depreciation)							$(3,687)

At October 31, 2015 the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation Depreciation
OTC Forward Exchange
Contracts
Polish Zloty	RBS	Buy	20,000	$5,254	11/02/15	$—	$(81)
Polish Zloty	RBS	Sell	20,000	5,126	11/02/15	—	(47)
Chilean Peso	UBSW	Buy	33,855,000	49,230	11/03/15	—	(302)
Chilean Peso	UBSW	Sell	33,855,000	49,198	11/03/15	354	(84)
British Pound	RBS	Buy	16,000	24,976	11/06/15	—	(317)
British Pound	RBS	Sell	16,000	24,966	11/06/15	307	—
Indian Rupee	RBS	Buy	1,940,000	29,961	11/10/15	—	(350)
South African Rand	RBS	Sell	193,000	14,901	11/10/15	972	—
Australian Dollar	UBSW	Buy	57,000	39,829	11/20/15	765	—
Australian Dollar	UBSW	Sell	183,000	134,205	11/20/15	4,016	(140)
Euro	UBSW	Buy	25,000	27,633	11/24/15	—	(144)
Euro	UBSW	Sell	340,000	372,824	11/24/15	—	(1,020)
Japanese Yen	UBSW	Sell	4,250,000	35,346	12/17/15	98	—
South Korean Won	UBSW	Sell	17,000,000	15,011	1/06/16	161	—
South Korean Won	UBSW	Buy	5,600,000	4,709	1/07/16	183	—
South Korean Won	UBSW	Sell	5,600,000	4,940	1/07/16	49	—
New Zealand Dollar	RBS	Sell	469,000	308,488	1/12/16	—	(7,236)
Japanese Yen	JPHQ	Sell	3,000,000	24,853	1/14/16	—	(45)
Canadian Dollar	RBS	Sell	13,000	10,009	1/26/16	71	—
Mexican Peso	RBS	Buy	10,000	600	2/16/16	1	—
Polish Zloty	RBS	Buy	20,000	5,114	2/17/16	45	—
Chilean Peso	UBSW	Sell	23,655,000	33,976	2/26/16	160	—
Total Forward Exchange Contracts						$7,182	$(9,766)
Net unrealized appreciation (depreciation)							$(2,584)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2015, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
						Unamortized
	Periodic					Upfront
	Payment	Counterparty/	Notional Expiration			Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts) Appreciation Depreciation			Value	Rating[b]
OTC Swap Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	250,000		9/20/17	$(20,448)	$—	$(1,513)	$(21,961)
Lennar Corp.	5.00%	JPHQ	25,000		9/20/20	(3,554)	124	—	(3,430)
NRG Energy Inc.	5.00%	BZWS	100,000		3/20/18	(4,255)	—	(45)	(4,300)
Owens-Illinois Inc.	5.00%	CITI	200,000		6/20/18	(21,034)	—	(3,190)	(24,224)
PHH Corp.	5.00%	BZWS	200,000		9/20/19	(3,488)	—	(2,872)	(6,360)
Rite Aid Corp	5.00%	JPHQ	100,000		12/20/20	(18,513)	—	—	(18,513)
Sprint Communications Inc.	5.00%	CITI	250,000		9/20/17	(10,439)	8,656	—	(1,783)
Standard Pacific Corp.	5.00%	BZWS	250,000		6/20/18	(26,362)	133	—	(26,229)
Tenet Healthcare Corp.	5.00%	BZWS	100,000		3/20/19	(7,662)	2,820	—	(4,842)

Contracts to Sell Protection[c]
Single Name
Beazer Homes USA Inc.	5.00%	JPHQ	25,000		9/20/20	396	—	(1,708)	(1,312)	CCC
Electricite de France SA	1.00%	JPHQ	25,000	EUR	9/20/20	594	—	(335)	259	A+
Engie	1.00%	JPHQ	25,000	EUR	9/20/20	742	—	(175)	567	A
Government of China	1.00%	JPHQ	250,000		9/20/20	—	—	(130)	(130)	AA-
Government of Italy	1.00%	JPHQ	150,000		9/20/20	(275)	312	—	37	NR
Government of Mexico	1.00%	JPHQ	10,000		9/20/20	(205)	—	(6)	(211)	BBB+
Government of Portugal	1.00%	JPHQ	100,000		6/20/20	(1,977)	—	(1,183)	(3,160)	NR
Government of Spain	1.00%	JPHQ	150,000		9/20/20	970	—	(120)	850	BBB+
Orange SA	1.00%	JPHQ	25,000	EUR	9/20/20	486	80	—	566	BBB+
Sprint Communications Inc.	5.00%	JPHQ	12,000		9/20/20	—	—	(729)	(729)	B+

Traded Index
Citibank Bespoke HY Index
5-10% Tranche[d]	1.12%	CITI	50,000		9/20/16	—	83	—	83	Non
										Investment
										Grade
Total Credit Default Swap Contracts						$(115,024)	$12,208	$(12,006)	$(114,822)
Net unrealized appreciation (depreciation)							$202

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.
dRepresents a custom index comprised of a basket of underlying issuers.

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Semiannual Report 23

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
				Unamortized
				Upfront
		Notional	Expiration	Payments	Unrealized	Unrealized
Description	Exchange	Amount	Date	(Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Swap Contracts
Receive Float 3-month BBA USD
LIBOR + 0.324%
Pay Fixed 2.25%	LCH	$250,000	12/16/22	$(6,738)	$—	$(306) $ (7,044)
Receive Float 3-month BBA USD
LIBOR + 0.326%
Pay Fixed 2.25%	LCH	250,000	12/16/22	(6,970)	—	(74)	(7,044)
Receive Float 3-month BBA USD
LIBOR + 0.327%
Pay Fixed 2.50%	LCH	220,000	12/16/25	(8,606)	415	—	(8,191)
Total Interest Rate Swap Contracts				$(22,314)	$415	$(380) $(22,279)
Net unrealized appreciation (depreciation)					$35
See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 40.
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FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
October 31, 2015 (unaudited)

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$8,892,983
Cost - Non-controlled affiliates (Note 3f)	1,392,784
Total cost of investments	$10,285,767
Value - Unaffiliated issuers	$8,862,323
Value - Non-controlled affiliates (Note 3f)	1,392,784
Total value of investments	10,255,107
Foreign currency, at value (cost $93,532)	93,661
Receivables:
Capital shares sold	132,900
Interest	68,480
Due from brokers	90,351
Offering costs	113,829
OTC swap contracts (upfront payments $3,345)	3,188
Unrealized appreciation on OTC forward exchange contracts	7,182
Unrealized appreciation on OTC swap contracts	12,208
Total assets	10,776,906
Liabilities:
Payables:
Investment securities purchased	248,610
Capital shares redeemed	10
Distribution fees	2,139
Transfer agent fees	3,597
Distributions to shareholders	8,886
Variation margin	2,957
OTC swap contracts (upfront receipts $124,666)	118,212
Options written, at value (premiums received $29,479)	13,070
Unrealized depreciation on OTC forward exchange contracts	9,766
Unrealized depreciation on OTC swap contracts	12,006
Accrued expenses and other liabilities	19,478
Total liabilities	438,731
Net assets, at value	$10,338,175
Net assets consist of:
Paid-in capital	$10,383,037
Distributions in excess of net investment income	(3,337)
Net unrealized appreciation (depreciation)	(20,444)
Accumulated net realized gain (loss)	(21,081)
Net assets, at value	$10,338,175

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
October 31, 2015 (unaudited)

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$10,029,965
Shares outstanding	1,007,572
Net asset value per share[a]	$9.95
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.39
Class C:
Net assets, at value	$175,256
Shares outstanding	17,617
Net asset value and maximum offering price per share[a]	$9.95
Class R:
Net assets, at value	$9,948
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.95
Class R6:
Net assets, at value	$9,962
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.96
Advisor Class:
Net assets, at value	$113,044
Shares outstanding	11,349
Net asset value and maximum offering price per share	$9.96

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the period ended October 31, 2015a (unaudited)

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends	$3,049
Interest	41,437
Total investment income	44,486
Expenses:
Management fees (Note 3a)	13,434
Distribution fees: (Note 3c)
Class A	6,051
Class C	40
Class R	12
Transfer agent fees: (Note 3e)
Class A	3,630
Class C	10
Class R	4
Advisor Class	17
Custodian fees (Note 4)	221
Reports to shareholders	2,644
Registration and filing fees	2,678
Professional fees	20,310
Amortization of offering costs	36,574
Other	891
Total expenses	86,516
Expenses waived/paid by affiliates (Note 3f and 3g)	(59,642)
Net expenses	26,874
Net investment income	17,612
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	284
Written options	318
Foreign currency transactions	(3,151)
Futures contracts	(18,136)
Swap contracts	(396)
Net realized gain (loss)	(21,081)
Net change in unrealized appreciation (depreciation) on:
Investments	(30,660)
Translation of other assets and liabilities denominated in foreign currencies	(2,743)
Written options	16,409
Futures contracts	(3,687)
Swap contracts	237
Net change in unrealized appreciation (depreciation)	(20,444)
Net realized and unrealized gain (loss)	(41,525)
Net increase (decrease) in net assets resulting from operations	$(23,913)

[a]For the period August 3, 2015 (commencement of operations) to October 31, 2015.
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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

Period Ended
October 31, 2015[a]
(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$17,612
Net realized gain (loss)	(21,081)
Net change in unrealized appreciation (depreciation)	(20,444)
Net increase (decrease) in net assets resulting from operations	(23,913)
Distributions to shareholders from:
Net investment income:
Class A	(20,724)
Class C	(59)
Class R	(21)
Class R6	(23)
Advisor Class	(122)
Total distributions to shareholders	(20,949)
Capital share transactions: (Note 2)
Class A	10,074,889
Class C	175,324
Class R	10,000
Class R6	10,000
Advisor Class	112,824
Total capital share transactions	10,383,037
Net increase (decrease) in net assets	10,338,175
Net assets, end of period	$10,338,175
Distributions in excess of net investment income included in net assets, end of period	$(3,337)

aFor the period August 3, 2015 (commencement of operations) to October 31, 2015.

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28 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

Franklin Flexible Alpha Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective August 3, 2015, the Fund commenced operations offering five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities and foreign exchange traded derivatives are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used

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Semiannual Report 29

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between any premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and

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Semiannual Report 31

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	October 31, 2015[a]
	Shares	Amount
Class A Shares:
Shares sold	1,007,577	$10,074,939
Shares issued in reinvestment of distributions	13	131
Shares redeemed	(18)	(181)
Net increase (decrease)	1,007,572	$10,074,889
Class C Shares:
Shares sold	17,616	$175,317
Shares issued in reinvestment of distributions	4	39
Shares redeemed	(3)	(32)
Net increase (decrease)	17,617	$175,324
Class R Shares:
Shares sold	1,000	$10,000
Net increase (decrease)	1,000	$10,000
Class R6 Shares:
Shares sold	1,000	$10,000
Net increase (decrease)	1,000	$10,000
Advisor Class Shares:
Shares sold	11,339	$112,723
Shares issued in reinvestment of distributions	10	101
Net increase (decrease)	11,349	$112,824
[a]For the period August 3, 2015 (commencement of operations) to October 31, 2015.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.450%	Over $5 billion, up to and including $10 billion
0.445%	Over $10 billion, up to and including $15 billion
0.440%	Over $15 billion, up to andincluding $20 billion
0.435%	In excess of $20 billion

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund. The sub-advisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$354
CDSC retained	$—

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2015, the Fund paid transfer agent fees of $3,661, of which $91 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period End of Period		Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	—	10,206,732	(8,813,948)	1,392,784	$1,392,784	$ —	$ —	0.01%

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85%, and Class R6 does not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016.

h. Other Affiliated Transactions

At October 31, 2015, Franklin Resources, Inc. owned 96.29% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2015, there were no credits earned.

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Semiannual Report 35

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

5. Income Taxes

At October 31, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$10,291,240

Unrealized appreciation	$57,616
Unrealized depreciation	(93,749)
Net unrealized appreciation (depreciation)	$(36,133)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2015, aggregated $9,289,845 and $359,664, respectively.

Transactions in options and swaptions written during the period ended October 31, 2015, were as follows:

		Options		Swaptions
	Notional		Notional	Notional
	Amount*	Premiums	Amount*	Amount*		Premiums
Options outstanding at
August 3, 2015	—	$—	$—	—		$—
Options written	$1,110,000	9,090	5,300,000	300,000	EUR	28,626
Options expired	—	—	(500,000)	(150,000	)EUR	(3,738)
Options exercised	—	—	—	—
Options closed	—	—	(1,800,000)	(150,000	)EUR	(4,499)
Options outstanding at
October 31, 2015	$1,110,000	$9,090	$3,000,000	—		$20,389

*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At October 31, 2015, the Fund had 19.99% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information

At October 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$17,809	[a]	Options written, at value	$202
	Variation margin	—		Variation margin	2,957	[b]
Foreign exchange contracts	Investments in securities, at value	14,971	[a]	Options written, at value	3,992
	Unrealized appreciation on OTC	7,182		Unrealized depreciation on OTC	9,766
	forward exchange contracts			forward exchange contracts
Credit contracts	Investments in securities, at value	18,883	[a]	Options written, at value	8,876
	OTC swap contracts	3,188		OTC swap contracts	118,212
	(premiums paid)			(premiums received)
	Unrealized appreciation on OTC	12,208		Unrealized depreciation on OTC	12,006
	swap contracts			swap contracts

Totals		$74,241			$156,011

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
bThis amount reflects the cumulative appreciation (depreciation) of future contracts and centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended October 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized Gain		Appreciation
Not Accounted for as	Statements of	(Loss) for the	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Investments	$2,399 [a]	Investments	$283 [a]
	Written options	—	Written options	398
	Futures contracts	(18,136)	Futures contracts	(3,687)
	Swap contracts	136	Swap contracts	35
Foreign exchange contracts	Investments	—	Investments	(9,177)[a]
	Written options	—	Written options	5,098
	Foreign currency transactions	(4,391)[b]	Translation of other assets and
			liabilities denominated in
			foreign currencies	(2,584)[b]
Credit contracts	Investments	(389)[a]	Investments	(18,404)[a]
	Written options	318	Written options	10,913
	Swap contracts	(532)	Swap contracts	202
Totals		$(20,595)		$(16,923)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the
Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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Semiannual Report 37

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information (continued)

For the period ended October 31, 2015, the average month end fair value of derivatives represented 1.01% of average month end net assets. The average month end number of open derivative contracts for the period was 40.

At October 31, 2015, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities
	Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,182	$9,766
Options purchased	46,585	—
Options written	—	13,070
Swap contracts	15,396	130,218
Total	$69,163	$153,054

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At October 31, 2015, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received	than zero)
Counterparty
BZWS	$13,589	$(13,589)	$—	$—	$—
CITI	15,729	(15,729)	—	—	—
JPHQ	32,663	(32,663)	—	—	—
RBS	1,396	(1,396)	—	—	—
UBSW	5,786	(1,690)	—	—	4,096
Total	$69,163	$(65,067)	$—	$—	$4,096

At October 31, 2015, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$66,645	$(13,589)	$—	$—	$53,056
CITI	38,101	(15,729)	—	—	22,372
JPHQ	38,587	(32,663)	—	—	5,924
RBS	8,031	(1,396)	—	—	6,635
UBSW	1,690	(1,690)	—	—	—
Total	$153,054	$(65,067)	$—	$—	$87,987

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Management Investment Companies	$271,400	$—	$—	$271,400
Corporate Bonds	—	3,981,410	—	3,981,410
Foreign Government and Agency Securities	—	201,142	—	201,142
U.S. Government and Agency Securities	—	755,908	—	755,908
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	2,852,838	—	2,852,838
Mortgage-Backed Securities	—	247,921	—	247,921
Municipal Bonds	—	500,041	—	500,041
Options Purchased	5,078	46,585	—	51,663
Short Term Investments	1,392,784	—	—	1,392,784
Total Investments in Securities	$1,669,262	$8,585,845	$—	$10,255,107
Other Financial Instruments:
Futures Contracts	$1,167	$—	$—	$1,167
Forward Exchange Contracts	—	7,182	—	7,182
Swap Contracts	—	12,623	—	12,623
Total Other Financial Instruments	$1,167	$19,805	$—	$20,972

Liabilities:
Other Financial Instruments:
Options Written	$—	$13,070	$—	$13,070
Futures Contracts	4,854	—	—	4,854
Forward Exchange Contracts	—	9,766	—	9,766
Swap Contracts	—	12,386	—	12,386
Total Other Financial Instruments	$4,854	$35,222	$—	$40,076

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Semiannual Report 39

FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	AUD	Australian Dollar	CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.	CAD	Canadian Dollar	CLO	Collateralized Loan Obligation
EUX	Eurex	EUR	Euro	ETF	Exchange Traded Fund
JPHQ	JP Morgan Chase & Co.	GBP	British Pound	FHLMC	Federal Home Loan Mortgage Corp.
LCH	LCH.Clearnet LLC	JPY	Japanese Yen	FRN	Floating Rate Note
RBS	Royal Bank of Scotland PL	MXN	Mexican Peso	GO	General Obligation
UBSW	UBS AG	NZD	New Zealand Dollar	LIBOR	London InterBank Offered Rate
		USD	United States Dollar	MFM	Multi-Family Mortgage
				SFR	Single Family Revenue

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FRANKLIN STRATEGIC SERIES

Shareholder Information

Franklin Flexible Alpha Bond Fund

Board Approval of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent trustees, approved the investment management agreement for Franklin Flexible Alpha Bond Fund (Fund), a newly created series of Franklin Strategic Series (FSS), with Franklin Advisers, Inc. (FAV) as advisor (FAV Agreement), as well as the sub-advisory agreement with Franklin Templeton Institutional, LLC (FT Institutional, together with FAV the “Managers”), as sub-advisor to the Fund (Sub-Advisory Agreement, together with the FAV Agreement, the “agreements”). In reaching its decision to approve the agreements, the Board took into account that the form of the FAV Agreement was substantially the same as the standard forms of investment management agreement for other funds in the Franklin Templeton group of funds (F-T Funds) and included fund administration services. The Board next considered the specific terms of the Sub-Advisory Agreement, noting that the form of the Sub-Advisory Agreement was substantially the same as the standard forms of Sub-Advisory Agreements for other F-T Funds. The Board considered the qualifications of the personnel of the Managers who would be responsible for managing and advising the Fund and the specific terms and fees of the agreements and FAV’s voluntary agreement to cap fees for a period of time.

The Board considered various materials relating to the agreements, including: (1) copies of the proposed forms of agreement; (2) the biographies of the portfolio managers; and (3) information describing the fee payments under the agreements. The Board also was provided with information relating to proposed expenses for the Fund, including comparative data provided by Lipper, Inc. (Lipper), an independent organization, which compared the expenses to those of other mutual funds deemed comparable to the Fund as selected by Lipper.

In determining that the terms of the proposed agreements were fair and reasonable, the Board took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by the Managers to the Fund under the proposed FAV Agreement and Sub-Advisory Agreement, respectively; (2) the Managers’ strength and reputation within the industry; (3) the fairness of the compensation under the proposed FAV Agreement and Sub-Advisory Agreement; (4) the pricing structure (including the estimated expense ratio to be borne by shareholders) of the Fund; (5) the personnel, operations, and investment management capabilities, methodologies and resources of the Managers, including each management team’s expertise in the management of other mutual funds; (6) profitability matters; and (7) the Managers’ compliance capabilities, as demonstrated by, among other things, their policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI complex.

The following sets forth some of the preliminary information and factors relevant to the Board’s decision to approve the agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing and following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Trustees reviewed the nature, extent and quality of the services to be provided by both Managers including the Fund’s investment goal and the Managers’ ability to implement the Fund’s investment strategy (including, but not limited to, the Managers’ trading practices and investment decision processes). The Trustees also noted that FAV has managed a fund with a similar strategy since 2007. Also, the Trustees reviewed the Fund’s portfolio managers, including their background and skills as well as their expertise in managing other mutual funds.

The Trustees noted that the Board was satisfied with the nature and quality of the overall services provided by the Managers to the Fund.

INVESTMENT PERFORMANCE. The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance for the Fund. The Board considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure performance of the Managers.

COMPARATIVE EXPENSES. The Board considered the cost of the services to be provided by the Managers (and their affiliates) from their respective relationships with the Fund. The Board noted that the Managers (and their affiliates) could

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Semiannual Report 41

FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

Board Approval of Investment Management

Agreement (continued) not report any financial results from their relationships with the Fund because the Fund had not yet commenced investment operations, and thus, the Board could not evaluate the Managers’ or their affiliates’ profitability with respect to the Fund. The Board considered that the Managers will provide general investment management and administrative services to the Fund for a fee equal to an annual rate of 0.550% of the average daily net assets of the Fund up to and including $1 billion, with a reduced annual rate as Fund assets grow. It is not anticipated that the Fund will generate significant, if any, profit for the Managers and/or their affiliates for some time.

In considering the appropriateness of the investment management fee to be charged to the Fund, the Board reviewed and considered the nature, extent and quality of the overall investment management services expected to be provided by the Managers, as more fully discussed above, as well as the fairness of the proposed compensation. The Board further considered the extent to which the Managers may derive ancillary benefits from Fund operations. Consideration was also given to the information provided by Lipper on other funds in the Lipper data (Comparable Funds) and that the Managers’ management fee and total expense ratio, including waivers, are below the average and median of the fees and expenses of Comparable Funds, including waivers.

Based upon its consideration of all these factors, the Board determined that the investment management fee structure was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by the Managers and their affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders. The investment management agreement provides a fee at the rate of 0.550% of the value of net assets up to and including $1 billion; 0.500% of the value of net assets over $1 billion and not over $5 billion; 0.450% of the value of net assets over $5 billion and not over $10 billion; 0.445% of the value of net assets over $10 billion and not over $15 billion; 0.440% of the value of net assets over $15 billion and not over $20 billion; and 0.435% of the value of net assets over $20 billion. The Board concluded that the schedule of fees allows for sharing of such economies as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 28, 2015

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date  December 28, 2015